-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported)  March 10, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Sale and Servicing Agreement, dated as of
     February 1, 1997, relating to the Mego Mortgage Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes and Certificates).

                        FINANCIAL ASSET SECURITIES CORP.
---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware                333-10273       06-1442101
----------------------------  -------------- -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
----------------------------                     ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


-----------------------------------------------------------------



Item 5.   Other Events.
----      ------------

     On March 10, 1997, Financial Asset Securities Corp. entered into a Sale and Servicing Agreement dated as of February 1, 1997 (the "Sale and Servicing Agreement"), by among Mego Mortgage Home Loan Owner Trust 1997-1, as issuer, Financial Asset Securities Corp., as depositor, Mego Mortgage Corporation, as seller, servicer and claims administrator, Norwest Bank Minnesota, N.A., as master servicer, and First Trust of New York, National Association, as indenture trustee, as co-owner trustee and as contract of insurance holder. The Sale and Servicing Agreement is annexed hereto as Exhibit 1.

     On March 10, 1997, Financial Asset Securities Corp. entered into a Trust Agreement dated as of February 1, 1997 (the "Trust Agreement"), by and among Financial Asset Securities corp., as depositor, Mego Mortgage Corporation, Wilmington Trust Company, as owner trustee First Trust of New York, National Association, as co-owner trustee. The Trust Agreement is annexed hereto as
Exhibit 2.

     On March 10, 1997, Mego Mortgage Home Loan Owner Trust 1997-1 (the "Issuer") entered into an Indenture dated as of February 1, 1997 (the "Indenture"), with First Trust of New York, National Association, as indenture trustee. The Indenture is annexed hereto as Exhibit 3.


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.   Sale and Servicing Agreement

     2.   Trust Agreement

     3.   Indenture


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ John Anderson
                                  ---------------------------------
				  John Anderson



Dated:  May 5, 1997


                                Exhibit Index
                                -------------

Exhibit                                           Page
-------                                           ----

1.   Sale and Servicing Agreement

2.   Trust Agreement

3.   Indenture


                                                                    EXHIBIT 1

                                                               Execution Copy



                         SALE AND SERVICING AGREEMENT
                         Dated as of February 1, 1997

                                    among


                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
                                   (Issuer)


                       FINANCIAL ASSET SECURITIES CORP.
                                 (Depositor)


                          MEGO MORTGAGE CORPORATION
                 (Seller, Servicer and Claims Administrator)


                         NORWEST BANK MINNESOTA, N.A.
                              (Master Servicer)

                                     and

                FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
    (Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder)


                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
                       HOME LOAN ASSET-BACKED SECURITIES
                                SERIES 1997-1





                              TABLE OF CONTENTS
                                                                         Page
                                                                         ----

                                  ARTICLE I.

                                 DEFINITIONS

Section 1.01   Definitions  . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.02   Other Definitional Provisions  . . . . . . . . . . . . . .  31
Section 1.03   Interest Calculations  . . . . . . . . . . . . . . . . . .  32

                                 ARTICLE II.

                         CONVEYANCE OF THE HOME LOANS

Section 2.01   Conveyance of the Home Loans.  . . . . . . . . . . . . . .  33
Section 2.02   Reserved . . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 2.03   Ownership and Possession of Home Loan Files  . . . . . . .  33
Section 2.04   Books and Records  . . . . . . . . . . . . . . . . . . . .  34
Section 2.05   Delivery of Home Loan Documents  . . . . . . . . . . . . .  34
Section 2.06   Acceptance by Indenture Trustee of the Home Loans; Certain
5               Substitutions; Initial Certification by Custodian. . . . .  37

                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES

Section 3.01   Representations and Warranties of the Depositor
Section 3.02   Representations, Warranties and Covenants of the Master
	         Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
Section 3.03   Representations and Warranties of Mego . . . . . . . . . .  43
Section 3.04   (Reserved) . . . . . . . . . . . . . . . . . . . . . . . .  54
Section 3.05   Purchase and Substitution  . . . . . . . . . . . . . . . .  54

                                 ARTICLE IV.

                 ADMINISTRATION AND SERVICING OF HOME LOANS;
                            CLAIMS ADMINISTRATION

Section 4.01   Servicing Standard . . . . . . . . . . . . . . . . . . . .  58
Section 4.02   Servicing Arrangements . . . . . . . . . . . . . . . . . .  59
Section 4.03   Servicing Record . . . . . . . . . . . . . . . . . . . . .  60
Section 4.04   Annual Statement as to Compliance; Notice of Event
		 of Default . . . . . . . . . . . . . . . . . . . . . . .  64
Section 4.05   Annual Independent Accountants' Report; Servicer Review
		 Report . . . . . . . . . . . . . . . . . . . . . . . . .  65
Section 4.06   Access to Certain Documentation and Information Regarding
          	 Home Loans . . . . . . . . . . . . . . . . . . . . . . .  66
Section 4.07   (Reserved) . . . . . . . . . . . . . . . . . . . . . . . .  67
Section 4.08   Advances . . . . . . . . . . . . . . . . . . . . . . . . .  67


Section 4.09   Reimbursement of Interest Advances and Foreclosure
		 Advances . . . . . . . . . . . . . . . . . . . . . . . .  68
Section 4.10.  Modifications, Waivers, Amendments and Consents  . . . . .  69
Section 4.11.  Due-On-Sale; Due-on-Encumbrance  . . . . . . . . . . . . .  69
Section 4.12.  Claim for FHA Insurance and Foreclosure  . . . . . . . . .  70
Section 4.13.  Sale of Foreclosed Properties  . . . . . . . . . . . . . .  75
Section 4.14.  Management of Real Estate Owned  . . . . . . . . . . . . .  76
Section 4.15.  Inspections  . . . . . . . . . . . . . . . . . . . . . . .  77
Section 4.16.  Maintenance of Insurance . . . . . . . . . . . . . . . . .  77
Section 4.17.  Release of Files . . . . . . . . . . . . . . . . . . . . .  79
Section 4.18.  Filing of Continuation Statements  . . . . . . . . . . . .  80
Section 4.19.  Fidelity Bond  . . . . . . . . . . . . . . . . . . . . . .  80
Section 4.20.  Errors and Omissions Insurance . . . . . . . . . . . . . .  80


                                  ARTICLE V.

                       ESTABLISHMENT OF TRUST ACCOUNTS

Section 5.01   Collection Account and Note Distribution Account . . . . .  81
Section 5.02   Claims Under Guaranty Policy . . . . . . . . . . . . . . .  85
Section 5.03   Certificate Distribution Account . . . . . . . . . . . . .  87
Section 5.04   Trust Accounts; Trust Account Property . . . . . . . . . .  89

                                 ARTICLE VI.

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

Section 6.01   Master Servicing Certificate.  . . . . . . . . . . . . . .  92
Section 6.02   Statement to Securityholders . . . . . . . . . . . . . . .  92


                                 ARTICLE VII.

                 CONCERNING THE CONTRACT OF INSURANCE HOLDER

Section 7.01  Compliance with Title I and Filing of FHA Claims  . . . . .  93
Section 7.02. Contract of Insurance Holder  . . . . . . . . . . . . . . .  94

                                ARTICLE VIII.
                                  (Reserved)

                                 ARTICLE IX.

                             THE MASTER SERVICER

Section 9.01   Indemnification; Third Party Claims  . . . . . . . . . . .  97
Section 9.02   Merger or Consolidation of the Master Servicer . . . . . .  97
Section 9.03   Limitation on Liability of the Master Servicer and Others   98
Section 9.04   Master Servicer Not to Resign; Assignment  . . . . . . . .  98
Section 9.05   Relationship of Master Servicer to Issuer and the Indenture
		 Trustee  . . .. . . . . . . .  . . . . . . . . . . . . .  99
Section 9.06   Master Servicer May Own Notes  . . . . . . . . . . . . . .  99

                                  ARTICLE X.

                                   DEFAULT

Section 10.01  Events of Default  . . . . . . . . . . . . . . . . . . . . 100
Section 10.02  Consequences of an Event of Default  . . . . . . . . . . . 102
Section 10.03  Appointment of Successor . . . . . . . . . . . . . . . . . 103
Section 10.04  Notification to Certificateholders . . . . . . . . . . . . 103
Section 10.05  Waiver of Past Defaults  . . . . . . . . . . . . . . . . . 103

                                 ARTICLE XI.

                                 TERMINATION

Section 11.01  Termination  . . . . . . . . . . . . . . . . . . . . . . . 105
Section 11.02  Notice of Termination  . . . . . . . . . . . . . . . . . . 106

                                 ARTICLE XII.

                           MISCELLANEOUS PROVISIONS

Section 12.01  Acts of Securityholders  . . . . . . . . . . . . . . . . . 107
Section 12.02  Amendment  . . . . . . . . . . . . . . . . . . . . . . . . 107
Section 12.03  Recordation of Agreement . . . . . . . . . . . . . . . . . 108
Section 12.04  Duration of Agreement  . . . . . . . . . . . . . . . . . . 108
Section 12.05  Governing Law  . . . . . . . . . . . . . . . . . . . . . . 108
Section 12.06  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . 108
Section 12.07  Severability of Provisions . . . . . . . . . . . . . . . . 109
Section 12.08  No Partnership . . . . . . . . . . . . . . . . . . . . . . 109
Section 12.09  Counterparts . . . . . . . . . . . . . . . . . . . . . . . 109
Section 12.10  Successors and Assigns . . . . . . . . . . . . . . . . . . 110
Section 12.11  Headings . . . . . . . . . . . . . . . . . . . . . . . . . 110
Section 12.12  Actions of Securityholders . . . . . . . . . . . . . . . . 110
Section 12.13  Reports to Rating Agencies.  . . . . . . . . . . . . . . . 110
Section 12.14  Grant of Securityholder Rights to Securities Insurer . . . 111
Section 12.15  Third Party Beneficiary  . . . . . . . . . . . . . . . . . 112
Section 12.16  Holders of the Residual Interest Instruments . . . . . . . 112
Section 12.17  Inconsistencies Among Transaction Documents  . . . . . . . 112

                                   EXHIBITS


EXHIBIT A      Home Loan Schedule
EXHIBIT B      Form of Master Servicer Certificate
EXHIBIT C      Form of Monthly Statement to Securityholders
EXHIBIT D      Underwriting Guidelines
EXHIBIT E      Form of Servicing Agreement

     This Sale and Servicing Agreement is entered into effective as of February 1, 1997, among MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1, a Delaware business trust (the "Issuer" or the "Trust"), FINANCIAL ASSET
                              ------          -----
SECURITIES CORP., a Delaware corporation, as Depositor (the "Depositor"),
                                                             ---------
MEGO MORTGAGE CORPORATION, a Delaware corporation ("Mego"), as Seller (in
                                                    ----
such capacity, the "Seller"), Servicer (in such capacity, the "Servicer")
                    ------                                     --------
and Claims Administrator (in such capacity, the "Claims Administrator"), NORWEST BANK MINNESOTA, N.A., as Master Servicer (the "Master Servicer"), and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee"), as Co-Owner Trustee on behalf of the
               -----------------
Certificateholders (in such capacity, the "Co-Owner Trustee") and as
                                           ----------------
Contract of Insurance Holder (in such capacity, the "Contract of Insurance Holder").

                            PRELIMINARY STATEMENT

     WHEREAS, the Issuer desires to purchase a pool of Home Loans which were originated or purchased by the Seller and sold to the Depositor in the ordinary course of business of the Seller;

     WHEREAS, the Depositor is willing to purchase from the Seller and sell such Home Loans to the Issuer; and

     WHEREAS, the Master Servicer is willing to service such Home Loans in accordance with the terms of this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                  ARTICLE I.

                                 DEFINITIONS
                                 -----------

     Section 1.01   Definitions.  Whenever used in this Agreement, the
                    -----------
following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Agreement:  This Sale and Servicing Agreement and all amendments
     ---------
hereof and supplements hereto.

     Amount Available.  With respect to any Distribution Date and the
     ----------------
related Determination Date, an amount equal to the sum of (i) the Collected Amount in respect of such Distribution Date, plus (ii) Insured Payments, if any, received by the Indenture Trustee with respect to such Distribution Date.

     Annual Default Percentage (Three Month Average).  With respect to any
     -----------------------------------------------
Determination Date, the average of the percentage equivalents of the fractions for each of the three immediately preceding Due Periods, the numerator of which is the product of (i) the aggregate of the Principal Balances of all Home Loans that became Credit Support Multiple Defaulted Loans during the Due Period immediately prior to uch Home Loans becoming Credit Support Multiple Defaulted Loans times (ii) 12, and the denominator of which is the Pool Principal Balance of the Home Loans as of the end of such Due Period.

     Assignment of Mortgage:  With respect to each Home Loan secured by a
     ----------------------
Mortgage, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Property is located to reflect of record the sale of the related Home Loan to the Trust as follows: "First Trust of New York, National Association, as Indenture Trustee and Co-Owner Trustee for the Mego Mortgage Home Loan Owner Trust 1997-1".

     Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a
     ------------
day on which banking institutions in New York City or in the city in which the Securities Insurer or the Corporate Trust Office of the Indenture Trustee is located or the city in which the Master Servicer's or Servicer's servicing operations are located and are authorized or obligated by law or executive order to be closed.

     Certificate(s): Any one of the Class S Certificates or the Residual
     --------------
Interest Instruments, or both.

     Certificate Distribution Account:  The account established and
     --------------------------------
maintained pursuant to Section 5.03.
                       ------------

     Certificateholder:  A holder of any Certificate.
     -----------------

     Certificate Register:  The register established pursuant to Section
     --------------------
3.4 of the Trust Agreement.

     Civil Relief Act Interest Shortfall:  With respect to any
     -----------------------------------
Distribution Date, for any Home Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Civil Relief Act"), the amount by which
(i) interest collectible on such Home Loan during such Due Period is less than (ii) one month's interest on the Principal Balance of such Home Loan at the Home Loan Interest Rate for such Home Loan before giving effect to the application of the Civil Relief Act.

     Class:  With respect to the Notes, all Notes bearing the same class
     -----
designation, and with respect to the Certificates, the Certificates with the same class designation.

     Class A-1 Final Scheduled Distribution Date:  March 25, 2023.
     -------------------------------------------

     Class A-2 Final Scheduled Distribution Date:  March 25, 2023.
     -------------------------------------------

     Class A-3 Final Scheduled Distribution Date:  March 25, 2023.
     -------------------------------------------

     Class A-4 Final Scheduled Distribution Date:  March 25, 2023.
     -------------------------------------------

     Class A-1 Note:  Any Class A-1 Note in the form attached to the
     --------------
Indenture as Exhibit A-1.

     Class A-2 Note:  Any Class A-2 Note in the form attached to the
     --------------
Indenture as Exhibit A-2.

     Class A-3 Note:  Any Class A-3 Note in the form attached to the
     --------------
Indenture as Exhibit A-3.

     Class A-4 Note:  Any Class A-4 Note in the form attached to the
     --------------
Indenture as Exhibit A-4.

     Class Principal Balance:  With respect to each Class of Notes and as
     -----------------------
of any date of determination, the Original Class Principal Balance of each such Class reduced by all amounts previously distributed to Noteholders of such Class in reduction of the principal balance of such Class on all previous Distribution Dates pursuant to Section 5.01(c).
                                        ---------------

     Class S Certificate:  Any Class S Certificate in the form attached to
     -------------------
the Trust Agreement as Exhibit A.


     Class S Certificate Rate:  0.50% per annum.
     ------------------------

     Class S Interest Distribution.  With respect to any Distribution Date
     -----------------------------
and the Class S Certificates, the sum of (i) the Class S Monthly Interest Amount and (ii) the Class S Interest Shortfall for such Distribution Date.

     Class S Interest Shortfall.  With respect to the Class S Certificates
     --------------------------
and any Distribution Date, the excess of the Class S Monthly Interest Amount for the preceding Distribution Date and any outstanding Class S Interest Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually distributed to the Class S Certificateholders on such preceding Distribution Date plus (b) interest on such excess, to the extent permitted by law, at the Certificate Rate from such preceding Distribution Date through the current Distribution Date.

     Class S Monthly Interest Amount.  With respect to any Distribution
     -------------------------------
Date and the Class S Certificates, 30 days of interest at the Class S Certificate Rate, on the Class S Notional Amount for such Distribution Date, reduced by an amount equal to such Class' pro rata share (based on the amount of interest to which such Class would have otherwise been entitled) of the sum of (i) Civil Relief Act Interest Shortfall and (ii) the Net Prepayment Interest Shortfall, if any, in each case for such Distribution Date.

     Class S Notional Amount.  As to any Distribution Date and the Class S
     -----------------------
Certificates, the Pool Principal Balance of the Home Loans as of the opening of business on the first day of the calendar month preceding the calendar month of such Distribution Date (i.e., if the Distribution Date is June 25, the first day of the calendar month preceding the calendar month of such Distribution Date is May 1), or in the case of the first Distribution Date, the Initial Pool Principal Balance.

     Closing Date:  March 10, 1997.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended from time to
     ----
time, and Treasury Regulations promulgated thereunder.

     Collateral Performance Percentages:  The Annual Default Percentage
     ----------------------------------
(Three Month Average), the 30+ Delinquency Percentage (Rolling Three Month), the 60+ Day Delinquency (Rolling Three Month) and the Cumulative Default Percentage.

     Collected Amount.  With respect to any Determination Date or the
     ----------------
Distribution Date, the sum of the amount on deposit in the Note Distribution Account on such Determination Date plus the amounts required to be deposited into the Note Distribution Account pursuant to Sections 3.05, 5.01(a)(3) and 5.01(b)(1).

     Collection Account:  The account denominated as a Collection Account
     ------------------
and maintained or caused to be maintained by the Indenture Trustee pursuant to Section 5.01.

     Contract of Insurance Holder:  First Trust of New York, National
     ----------------------------
Association, its successors in interest, and any successor thereto pursuant to the terms of this Agreement.

     Contract of Insurance:  The contract of insurance under Title I
     ---------------------
covering the FHA Loans held under the name First Trust of New York, National Association, or any successor thereto, as Contract of Insurance Holder hereunder.

     Corporate Trust Office:  The office of the Indenture Trustee at which
     ----------------------
any particular time its corporate business shall be principally administered, located on the Closing Date at First Trust of New York, National Association, 180 East 5th Street, St. Paul, Minnesota 55101, Attention: Structured Finance.

     Co-Owner Trustee:  First Trust of New York, National Association, a
     ----------------
national banking association, in its capacity as the Co-Owner Trustee under the Trust Agreement acting on behalf of the Securitiesholders, or any successor co-owner trustee under the Trust Agreement.

     Credit Support Multiple Defaulted Loan.  A Home Loan with respect to
     --------------------------------------
which (a) a claim has been submitted to the FHA in respect of such Loan pursuant to the Contract of Insurance, (b) foreclosure proceedings have been commenced on the related Property, (c) any portion of a Monthly Payment is more than 180 calendar days past due and unpaid by the Obligor; or (d) the Servicer has determined in accordance with customary servicing practices, that the Home Loan is uncollectible.

     Cumulative Default Percentage.  As of any Determination Date, the
     -----------------------------
aggregate of the Principal Balances of all Credit Support Multiple Defaulted Loans (immediately prior to such Home Loans becoming Credit Support Multiple Defaulted Loans) as of the prior Monthly Cut-Off Date since the Closing Date, divided by the aggregate of the Initial Pool Principal Balance.

     Custodial Agreement:  The custodial agreement dated as of February 1,
     -------------------
1997 by and between the Issuer, the Depositor, Mego, as the Seller and the Servicer, the Indenture Trustee, and First Trust of New York, National Association, a national banking association, as the Custodian, and any subsequent custodial agreement, in similar form and substance, providing for the retention of the Indenture Trustee's Home Loan Files by the Custodian on behalf of the Indenture Trustee.

     Custodian:  Any custodian acceptable to the Securities Insurer and
     ---------
appointed by the Indenture Trustee pursuant to the Custodial Agreement, which shall not be affiliated with the Servicer, the Seller, any Servicer, or the Depositor. First Trust National Association shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

     Cut-Off Date:  With respect to any Home Loan, either the opening of
     ------------
business on February 1, 1997 or if such Home Loan is originated on or after February 1, 1997, such Home Loan's date of origination.

     Debt Instrument:  The note or other evidence of indebtedness
     ---------------
evidencing the indebtedness of an Obligor under a Home Loan.

     Defaulted Home Loan: A Home Loan with respect to which:  (i) a claim
     -------------------
has been paid or finally rejected pursuant to the Contract of Insurance, (ii) the Property has been repossessed and sold, or (iii) any portion of a Monthly Payment is more than 180 calendar days past due (without giving effect to any grace period).

     Defective Home Loan:  A Home Loan required to be repurchased pursuant
     -------------------
to Section 3.05 hereof.
   ------------

     Deficiency Amount:  As to any Distribution Date, an amount equal to
     -----------------
the sum of (a) the amount by which the Interest Distribution Amount for such Distribution Date exceeds the amount on deposit in the Note Distribution Account available to be distributed therefor on such Distribution Date and
(b) the Noteholders' Guaranteed Principal Distribution Amount for such Distribution Date.

     Delivery:  When used with respect to Trust Account Property means:
     --------

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian;
     and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any securities issued by the U.S. Treasury, FNMA or FHLMC that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

     Depositor:  Financial Asset Securities Corp., a Delaware corporation,
     ---------
and any successor thereto.

     Determination Date:  With respect to any Distribution Date, the fifth
     ------------------
Business Day preceding such Distribution Date.

     Distributable Excess Spread:  As to any Distribution Date, the lesser
     ---------------------------
of (i) the amount of Excess Spread for such Distribution Date and (ii) the portion of Excess Spread required to be distributed pursuant to Section 5.01(c)(vi) such that the Overcollateralization Amount for such Distribution Date is equal to the Required OC Amount for such Distribution Date.

     Distribution Date:  The 25th day of any month or if such 25th day is
     -----------------
not a Business Day, the first Business Day immediately following such day, commencing in March 1997.

     DTC:  The Depository Trust Company.
     ---

     Due Date:  With respect to any Monthly Payment, the date on which
     --------
such Monthly Payment is required to be paid pursuant to the related Debt Instrument.

     Due Period:  With respect to any Determination Date or Distribution
     ----------
Date, the calendar month immediately preceding such Determination Date or Distribution Date, as the case may be.

     Early Termination Notice Date.  Any date on which the Pool Principal
     -----------------------------
Balance is less than 10% of the Initial Principal Balance.

     Eligible Account:  At any time, an account which is any of the
     ----------------
following: (i) A segregated trust account that is maintained with the corporate trust department of a depository institution acceptable to the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing), or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's and (so long as a Securities Insurer Default shall not have occurred and be continuing) acceptable to the Securities Insurer.

     Eligible Servicer:  A Person that (i) is servicing a portfolio of
     -----------------
Title I mortgage loans, (ii) is legally qualified to service, and is capable of servicing, the FHA Loans and has all licenses required to service Title I mortgage loans, (iii) has demonstrated the ability professionally and competently to service a portfolio of FHA insured mortgage loans similar to the FHA Loans with reasonable skill and care, (iv) has a net worth calculated in accordance with generally accepted accounting principles of at least $500,000 and (v) if other than Mego, is acceptable to the Securities Insurer.

     Event of Default:  As described in Section 10.01 hereof.
     ----------------                   -------------

     Excess Claim Amount:  With respect to any Distribution Date, an
     -------------------
amount equal to (A) 90% of the excess of (x) claims paid under the Contract of Insurance in respect of the FHA Loans over (y) the Trust Designated Insurance Amount less (B) the amount deposited to the FHA Reserve Fund on previous Distribution Dates.

     Excess Spread.  With respect to any Distribution Date, the positive
     -------------
excess, if any, of (x) the Collected Amount with respect to such Distribution Date over (y) the amount required to be distributed pursuant to priorities
(i) through (v) of Section 5.01(c) on such Distribution Date.

     FDIC:  The Federal Deposit Insurance Corporation and any successor
     ----
thereto.

     FHA.  The Federal Housing Administration and any successor thereto.
     ---

     FHA Insurance.  Insurance issued by FHA pursuant to Title I of the
     -------------
National Housing Act of 1934, as amended.

     FHA Insurance Coverage Insufficiency.  At the time of a prospective
     ------------------------------------
claim for reimbursement under the Contract of Insurance for an FHA Loan pursuant to Section 4.12, the amount by which the sum of all claims previously paid by the FHA in respect of all FHA Loans and the amount expected to be received in respect of such prospective claim for such FHA Loan exceeds the Trust Designated Insurance Amount.

     FHA Insurance Coverage Reserve Account.  The account established by
     --------------------------------------
the FHA pursuant to the Contract of Insurance which is adjusted and maintained under Title I (see 24 C.F.R. 201.32(a)).

     FHA Insurance Payment Amount.  With respect to any Distribution Date
     ----------------------------
and with respect to an FHA Loan for which an insurance claim has been made by the Contract of Insurance Holder or the Claims Administrator and paid by the FHA or rejected, in part, by the FHA, an amount equal to the sum of such of the following as are appropriate: (i) the amount, if any, received from the FHA, (ii) with respect to claims rejected in part, the amount, if any, received from Mego or the Master Servicer pursuant to Section 4.12 and (iii) the amount received from the sale of FHA Pending Claims sold pursuant to Section 11.01(b).

     FHA Loans.  The Home Loans designated as FHA Loans on the Home Loan
     ---------
Schedule.

     FHA Pending Claims.  As defined in Section 11.01(b).
     ------------------

     FHA Premium Account.  The account which is an Eligible Account
     -------------------
established and maintained by the Indenture Trustee pursuant to
Section 5.01(a)(4).

     FHA Premium Account Deposit.  With respect to any Distribution Date,
     ---------------------------
an amount equal to the greater of (i) 1/12 times .75% times the aggregate Principal Balance of all FHA Loans other than Invoiced Loans as of the first day of the calendar month preceding the month of such Distribution Date (or the aggregate Principal Balance of such Loans as of the applicable Cut-Off Date with respect to the first Distribution Date) and (ii) the positive excess, if any, of (A) the projected amount of premium and other charges due under the Contract of Insurance for the next succeeding Due Period over (B) the balance in the FHA Premium Account as of the related Determination Date.

     FHA Reserve Amount.  As to each FHA Loan, 10% of the Principal
     ------------------
Balance as of the Cut-Off Date of such FHA Loan.

     FHA Reserve Fund.  The account which is an Eligible Account
     ----------------
denominated as the FHA Reserve Fund to be established by the Indenture Trustee pursuant to Section 5.01(a)(3) hereof.

     FHLMC:  The Federal Home Loan Mortgage Corporation and any successor
     -----
thereto.

     FICO Score:  The credit evaluation scoring methodology developed by
     ----------
Fair, Isaac and Company.

     Final Date.  The later of:
     ----------

            (i) two years after the last insurance claim with respect to an FHA Loan filed with the FHA was certified for payment by FHA, or

           (ii) the final settlement date with respect to any insurance claim for an FHA Loan rejected by the FHA.

     Final Scheduled Distribution Date:  With respect to the Class A-1
     ---------------------------------
Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, March 25, 2023.

     FNMA:  The Federal National Mortgage Association and any successor
     ----
thereto.

     Foreclosure Advances:  As defined in Section 4.08(b).
     --------------------

     Foreclosed Loan.  As of any date of determination, any Mortgage Loan,
     ---------------
other than a Mortgage Loan for which a claim is pending under the Contract of Insurance, that has been discharged as a result of (i) the completion of foreclosure or comparable proceedings; (ii) the Owner Trustee's acceptance of the deed or other evidence of title to the related Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Owner Trustee of title to the related Property by operation of law.

     Foreclosed Property.  With respect to any Mortgage Loan, any Property
     -------------------
acquired by the Trust as a result of:

            (i) the completion of foreclosure or comparable proceedings with respect to the related Mortgage Loan;

           (ii) the Co-Owner Trustee's acceptance of the deed or other evidence of title to the related Property in lieu of foreclosure or other proceeding with respect to the related Loan; or

          (iii) the acquisition by the Co-Owner Trustee of title thereto by operation of law.

     Grant:  As defined in the Indenture.
     -----

     Guaranty Policy.  That certain guaranty insurance policy for the
     ---------------
Insured Securities, dated March 10, 1997, and issued by the Securities Insurer to the Indenture Trustee and guaranteeing payment of any Insured Payment.

     HUD:  The United States Department of Housing and Urban Development
     ---
and any successor thereto.

     Home Loan:  An individual Home Loan that is conveyed to the Issuer
     ---------
pursuant to this Agreement on the Closing Date, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom received after the Cut-off Date, the Home Loans subject to this Agreement being identified on the Home Loan Schedule annexed hereto as Exhibit A.
---------

     Home Loan File:  The Indenture Trustee's Home Loan File and the
     --------------
Servicer's Home Loan File.

     Home Loan Interest Rate:  The fixed annual rate of interest borne by
     -----------------------
a Debt Instrument, as shown on the related Home Loan Schedule (not including any amounts payable as premium for FHA Insurance with respect to Invoiced Loans).

     Home Loan Pool:  The pool of Home Loans.
     --------------

     Home Loan Purchase Agreement:  The home loan purchase agreement
     ----------------------------
between the Seller, as seller, and the Depositor, as purchaser, dated as of February 1, 1997.

     Home Loan Schedule:  The schedule of Home Loans specifying with
     ------------------
respect to each Home Loan, the information set forth on Exhibit A attached hereto, as amended or supplemented from time to time.

     Indemnification Agreement:  The Indemnification Agreement, dated as
     -------------------------
of March 7, 1997, by and among the Securities Insurer, the Seller and Greenwich Capital Markets, Inc., as Underwriter.

     Indenture:  The Indenture, dated as of February 1, 1997, between the
     ---------
Issuer and the Indenture Trustee.

     Indenture Trustee:  First Trust of New York, National Association, a
     -----------------
national banking association, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture and this Agreement.

     Indenture Trustee Fee:  With respect to any Distribution Date, the
     ---------------------
greater of (A) one-twelfth of 0.0375% times the Pool Principal Balance of the Home Loans as of the opening of business on the first day of the calendar month preceding the calendar month of such Distribution Date (or, with respect to the first Distribution Date, the Initial Pool Principal Balance); and (B) $667.

     Indenture Trustee's Home Loan File:  As defined in Section 2.05.
     ----------------------------------                 ------------

     Independent.  When used with respect to any specified Person, such
     -----------
Person (i) is in fact independent of Mego, the Master Servicer, the Depositor or any of their respective affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in any of Mego, the Master Servicer, the Depositor or any of their respective affiliates and (iii) is not connected with any of Mego, the Master Servicer, the Depositor or any of their respective affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be
                   --------  -------
Independent of Mego, the Master Servicer, the Depositor or any of their respective affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by Mego, the Master Servicer, the Depositor or any of their respective affiliates, as the case may be.

     Independent Accountants.  A firm of nationally recognized certified
     -----------------------
public accountants which is Independent.

     Initial Pool Principal Balance: $89,696,622, which is the Pool
     ------------------------------
Principal Balance as of the Cut-Off Date.

     Insurance Agreement:  The Insurance Agreement, dated as of February
     -------------------
1, 1997, between the Securities Insurer, Mego, as the Seller, Servicer and Claims Administrator, Mego Mortgage Home Loan Acceptance Corporation, as affiliated holder, the Depositor, the Issuer, the Master Servicer, the Indenture Trustee, as Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder and Greenwich Capital Financial Products, Inc.

     Insurance Policies.  With respect to any Property, any related
     ------------------
insurance policy other than the Contract of Insurance or the Guaranty Policy.

     Insurance Proceeds.  With respect to any Property, all amounts
     ------------------
collected in respect of Insurance Policies and not required to be applied to the restoration of the related Property or paid to the related Obligor.

     Insurance Record.  The record established and maintained by the
     ----------------
Claims Administrator (in a manner consistent with the Title I provisions set forth in 24 C.F.R. Section 201.32) setting forth the FHA insurance coverage attributable to the FHA Loans hereunder. To the extent consistent with adjustments pursuant to Title I to the FHA Insurance Coverage Reserve Account, the Insurance Record shall be reduced by the amount of claims approved for payment by the FHA with respect to any FHA Loan or Related Series Loan after the date of transfer of the related FHA reserve account to the Contract of Insurance Holder.

     Insured Payment:  With respect to the Guaranty Policy, the sum of (i)
     ---------------
as of any Distribution Date, any Deficiency Amount and (ii) any unpaid Preference Amount.

     Insured Securities: Each of the Class A-1 Notes, the Class A-2 Notes,
     ------------------
the Class A-3, the Class A-4 Notes and the Class S Certificates.

     Interest Advance:  As defined in Section 4.08(a).
     ----------------

     Interest Distribution Amount:  On any Distribution Date, the sum of
     ----------------------------
the Noteholders' Interest Distributable Amount for each Class of Notes and the Class S Interest Distribution for such Distribution Date.

     Invoiced Loan.  An FHA Loan with respect to which the related Obligor
     -------------
is required to pay the premium on FHA Insurance with respect to such FHA
Loan.

     Issuer:  The Trust.
     ------

     Late Payment Rate.  For any Distribution Date, the lesser of (i) the
     -----------------
rate of interest, as it is publicly announced by Citibank, N.A., as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the maximum rate permissible under any applicable law limiting interest rates. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed.

     Majority Securityholders:  Subject to Section 12.14, (i) until such
     ------------------------              -------------
time as the sum of the Class Principal Balances of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the Class Principal Balance of all Classes of Notes (accordingly, the holders of the Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and (ii) thereafter, the holder or holders of in excess of 50% of the Percentage Interest of the Residual Interest Instruments.

     Master Servicer.  Norwest Bank Minnesota, N.A., a national banking
     ---------------
association, its successors in interest or any successor master servicer appointed as herein provided.

     Master Servicer Certificate:  As defined in Section 6.01.
     ---------------------------

     Master Servicer Fee.  With respect to any Distribution Date, 1/12
     -------------------
times 0.08% times the Pool Principal Balance as of the opening of business on the first day of the month preceding the month of such Distribution Date (or, with respect to the first Distribution Date, the Initial Pool Principal Balance).

     Master Servicer Termination Event.  Any event specified in
     ---------------------------------
Section 10.01.

     Master Servicing Officer.  Any officer of the Master Servicer
     ------------------------
responsible for the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer, as such list may from time to time be amended.

     Maturity Date.  With respect to any Home Loan and as of any date of
     -------------
determination, the date on which the last payment of principal is due and payable under the related Debt Instrument.

     Monthly Cut-Off Date:  The last day of any calendar month, and with
     --------------------
respect to any Distribution Date, the last day of the calendar month immediately preceding such Distribution Date.

     Monthly Payment:  With respect to any Home Loan and any Due Period,
     ---------------
the payment of principal and interest due in such Due Period from the Obligor pursuant to the related Debt Instrument (as amended or modified, if applicable, pursuant to Section 4.10). The Monthly Payment related to a Determination Date or a Distribution Date shall be the Monthly Payment due for the next preceding Due Period.

     Moody's: Moody's Investors Service, Inc. or any successor thereto.
     -------

     Mortgage.  With respect to any Mortgage Loan, the mortgage, deed of
     --------
trust or other instrument creating a mortgage lien (and in a title theory state the document conveying title to the Property as security for the related Loan) or other security interest on the related Property.

     Mortgage Loan.  As of any date of determination, each of the Home
     -------------
Loans, secured by an interest in a Property, transferred and assigned to the Indenture Trustee pursuant to Section 2.01(a).

     Mortgagee or Obligee.  With respect to any Home Loan as of any date
     --------------------
of determination, the holder of the related Debt Instrument and any related Mortgage as of such date.

     Mortgagor or Obligor.  With respect to any Home Loan, the obligor(s)
     --------------------
on the related Debt Instrument.

     Net Loan Rate.  With respect to each Home Loan, the related Home Loan
     -------------
Interest Rate, less the rate at which the Servicer Fee is calculated.

     Net Prepayment Interest Shortfall:  As to any Distribution Date, the
     ---------------------------------
amount by which aggregate Prepayment Interest Shortfalls during the preceding Due Period exceed the Servicer Fee for such Distribution Date.

     Non-FHA Loans:  The Home Loans designated as Non-FHA Loans on the
     -------------
Home Loan Schedule.

     Nonrecoverable Advances.  With respect to any Home Loan, (i) any
     -----------------------
Interest Advance previously made and not reimbursed pursuant to Section 5.01(c)(i)(c), or (ii) an Interest Advance proposed to be made in respect of a Home Loan which, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Securities Insurer, Mego and the Indenture Trustee no later than the Business Day following such determination, would not be recoverable ultimately from the Payments received in subsequent Due Periods in respect of that Home Loan.

     Note(s):  One or more of the Class A-1 Notes, the Class A-2 Notes,
     -------
the Class A-3 Notes or Class A-4 Notes.

     Note Distribution Account:  The account established and maintained
     -------------------------
pursuant to Section 5.01(a)(2).
            ------------------

     Noteholder:  A holder of a Note.
     ----------

     Noteholders' Distributable Amount:  With respect to any Distribution
     ---------------------------------
Date and each Class of Notes, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

     Noteholders' Guaranteed Principal Distribution Amount.  With respect
     -----------------------------------------------------
to any Distribution Date, the positive excess, if any, of (i) the aggregate Class Principal Balances of the Notes as of such Distribution Date (taking into account the amount of the distributions required to be distributed pursuant to Section 5.01(c)(iii) on such Distribution Date) over (ii) the Pool Principal Balance as of the end of the related Due Period; provided,
                                                                --------
that on the Final Scheduled Distribution Date for any Class of Notes,
----
the Noteholders' Guaranteed Principal Distribution Amount for such Class of Notes shall equal the amount necessary to reduce the Class Principal Balance thereof to zero (taking into account the amount of the distributions required to be paid on such Class of Notes pursuant to Section 5.01(c)(iii) on such Final Scheduled Distribution Date).

     Noteholders' Interest Carry-Forward Amount:  With respect to any
     ------------------------------------------
Distribution Date and each Class of Notes, the sum of (i) excess of (A) the applicable Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carry-Forward Amount for such Class on such preceding Distribution Date, over (B) the amount in respect of interest that is actually paid on such Class of Notes on such preceding Distribution Date plus (ii) interest on such excess, to the extent permitted by law, at the applicable Note Interest Rate from such preceding Distribution Date through the current Distribution Date.

     Noteholders' Interest Distributable Amount:  With respect to each
     ------------------------------------------
Distribution Date and each Class of Notes, the sum of the applicable Noteholders' Monthly Interest Distributable Amount and the applicable Noteholders' Interest Carry-Forward Amount for such Class of Notes, if any, for such Distribution Date.

     Noteholders' Monthly Interest Distributable Amount:  With respect to
     --------------------------------------------------
each Distribution Date and each Class of Notes, the amount of thirty (30) days' accrued interest at the respective Interest Rate for such Class of Notes on the Class Principal Balance of such Class immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all payments of principal to the Noteholders of such Class on or prior to the immediately preceding Distribution Date, in each case reduced by an amount equal to such Class' pro rata share (based on the amount of interest to which such Class would have otherwise been entitled) of the sum of (i) Civil Relief Act Interest Shortfall and (ii) the Net Prepayment Interest Shortfall, if any, in each case for such Distribution Date.

     Noteholders' Monthly Principal Distributable Amount:  With respect to
     ---------------------------------------------------
each Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period:
(i) that portion of all Payments received on Home Loans allocable to principal, including all full and partial principal prepayments (excluding such payments in respect of such Home Loans that became Defaulted Home Loans on or prior to the end of the preceding Due Period), (ii) the Principal Balance as of the end of the immediately preceding Due Period of each Home Loan that became a Defaulted Home Loan for the first time during the such Due Period, (iii) the portion of the Purchase Price allocable to principal of all Defective Loans with respect to such Due Period and the portion of the purchase amount, if any, set forth in 11.01(b) allocable to principal with respect to the Home Loans, (iv) any Substitution Adjustments deposited to the Note Distribution Account pursuant to Section 3.05 on the previous Determination Date, and (v) the amount of Distributable Excess Spread, if any, in respect of such Distribution Date.

     Noteholders' Principal Distributable Amount:  With respect to any
     -------------------------------------------
Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carry-Forward Amount as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount on any Distribution Date shall not exceed the outstanding principal balance of the Notes; and provided, further, that (i) the Noteholders' Principal Distributable Amount on the Class A-1 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-1 Notes to zero; (ii) the Noteholders' Principal Distributable Amount on the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-2 Notes to zero, (iii) the Noteholders' Principal Distributable Amount on the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class
Principal Balance of the Class A-3 Notes to zero, and (iv) the Noteholders' Principal Distributable Amount on the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-4 Notes to zero.

     Noteholders' Principal Carry-Forward Amount:  As of the close of any
     -------------------------------------------
Distribution Date, the excess of (A) the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carry-Forward Amount from the preceding Distribution Dates, over (B) the amount in respect of principal that is actually paid on the Notes on such preceding Distribution Date.

     Note Interest Rate:  With respect to each Class of Notes, the per
     ------------------
annum rate of interest payable to the holders of such Class of Notes.  The
Note Interest Rate with respect to the Class A-1 Notes is equal to 6.57% per annum; the Note Interest Rate with respect to the Class A-2 Notes is equal to 6.75% per annum; and the Note Interest Rate with respect to the Class A-3 Notes is equal to 6.94% per annum; and the Note Interest Rate with respect to Class A-4 Notes is equal to 7.33% per annum.

     Note Register: The register established pursuant to Section 2.3 of
     -------------
the Indenture.

     Obligee:  See Mortgagee.
     -------

     Obligor:  See Mortgagor.
     -------

     OC Floor: The product of 1% times the Initial Pool Principal Balance,
     --------
which product is equal to $896,966.

     OC Multiple.  As to any Distribution Date, the highest OC Multiple
     -----------
based upon the data set forth in the Master Servicer's Certificate for such Distribution Date as set forth in the following chart:



                           30+ Day                      60+ Day                  Annual Default
       OC          Delinquency Percentage       Delinquency Percentage                  %
    Multiple          (Rolling 3 Month)            (Rolling 3 Month)           (3 Month Average)
      1.00             0.00% to 7.99%               0.00% to 3.49%               0.00% to 4.99%
      1.25             8.00% to 8.99%               3.50% to 4.99%               5.00% to 5.99%
      1.50            9.00% to 11.99%               5.00% to 6.99%               6.00% to 6.99%
      2.50                >=12.00%                      >=7.00%                     >=7.00%
                                            CUMULATIVE DEFAULT PERCENTAGE

                          Months/*/                     Months                     0 Months -
                            0-12                         0-24                       Maturity
      2.50                  >5.0%                        >8.0%                       >12.0%

_______________________
/
*/ Month 0 is March, 1997.


     OC Reduction Date.  shall be the later of (i) the Distribution Date
     -----------------
occurring in April 2000 and (ii) the Distribution Date on which the Pool Principal Balance of the Home Loans for such Distribution Date is equal to or less than one-half of the Initial Pool Principal Balance provided, no OC Reduction Date shall occur if there has been an OC Multiple greater than 1.00 on any of the three (3) previous Distribution Dates.

     Officer's Certificate:  A certificate signed by (i) any Master
     ---------------------
Servicing Officer or (ii) the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President, an Assistant Vice President, the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or Mego, as the case may be, as required by this Agreement.

     Opinion of Counsel.  A written opinion of counsel (who is acceptable
     ------------------
to the Securities Insurer and the Rating Agencies),

who may be employed by Mego, the Master Servicer, the Depositor or any of their respective affiliates.

     Original Class Principal Balance:  In the case of the Class A-1
     --------------------------------
Notes, $23,300,000; in the case of the Class A-2 Notes, $25,950,000; in the case of the Class A-3 Notes, $10,300,000; and in the case of the Class A-4 Notes, $26,603,605.

     Other Fees.  With respect to any Distribution Date, (i) amounts in
     ----------
respect of fees and expenses due to any provider of services to the Trust, except the Indenture Trustee, the Master Servicer, the Servicer, the Claims Administrator, the Contract of Insurance Holder and also except any Person, the fees of which are required by this Agreement to be paid by the Master Servicer, the Servicer, the Claims Administrator, the Contract of Insurance Holder or the Trustee, but including such amounts payable to the successor Master Servicer pursuant to Section 10.03(c); (ii) any taxes assessed against the Trust; and (iii) the reasonable transition expenses of a successor Master Servicer incurred in acting as successor Master Servicer.

     Overcollateralization Amount:  As of any Distribution Date the
     ----------------------------
amount, if any, by which the Pool Principal Balance as of the end of the related Due Period exceeds the Class Principal Balances of the Notes after giving effect to payments of principal to be made on such Distribution Date.

     Ownership Interest:  As to any Security, any ownership or security
     ------------------
interest in such Security, including any interest in such Security as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Owner Trustee:  Wilmington Trust Company, as owner trustee under the
     -------------
Trust Agreement, and any successor owner trustee under the Trust Agreement.

     Owner Trustee Fee:  The annual fee of $4,000 payable to the Owner
     -----------------
Trustee on the Distribution Date occurring in March each year during the term of this Agreement commencing in March 1998; provided that the initial Owner Trustee Fee shall be paid on the Closing Date.

     Payment:  With respect to any Home Loan or the related Foreclosed
     -------
Property and any Determination Date, all amounts received or collected on account of principal and interest by or on behalf of the Master Servicer during the preceding Due Period in respect of such Home Loan or Foreclosed Property from whatever source, including without limitation, amounts received or collected from, or representing:

            (i)     the related Obligor;

           (ii) the application to amounts due on such Home Loan (or, in the case of any Foreclosed Property, to amounts previously due on the related Foreclosed Loan) of any related Insurance Proceeds, any related condemnation awards or settlements or any payments made by any related guarantor or third-party credit-support provider;

          (iii)     FHA Insurance Payment Amounts with respect to such Home
     Loan;

           (iv)     the operation or sale of the related Foreclosed Property;

            (v)     the Purchase Price with respect to such Home Loan; or

           (vi) amounts deposited into the Note Distribution Account pursuant to Section 11.01(b);

provided, however, that any amount the Servicer shall be entitled to retain as additional servicer compensation pursuant to Section 6.05(a) of the Servicing Agreement shall be excluded from the calculation of Payment.

     Percentage Interest:  As defined in the Trust Agreement.
     -------------------

     Permitted Investments:  Each of the following:
     ---------------------

          (a) Direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury, and CATS and TIGRS) or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America.

          (b) Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following federal agencies and provided such obligations are backed by the full faith and credit of the United States of America (stripped securities are only permitted if they have been stripped by the agency itself):

          1.   U.S. Export-Import Bank (Eximbank)
               ----------------------------------
               A. Direct obligations or fully guaranteed certificates of beneficial ownership

          2.   Farmers Home Administration (FmHA)
               ----------------------------------
               A.   Certificates of beneficial ownership

          3.   Federal Financing Bank
               ----------------------

          4.   Federal Housing Administration (FHA)
               ------------------------------------
               A.   Debentures

          5.   General Services Administration
               -------------------------------
               A.   Participation certificates

          6.   U.S. Maritime Administration
               ----------------------------
               A.   Guaranteed Title XI financing

          7.   U.S. Department of Housing and Urban Development (HUD)
               ------------------------------------------------------
               A.   Project Notes
               B.   Local Authority Bonds
               C. New Communities Debentures - U.S. government guaranteed debentures
               D. U.S. Public Housing Notes and Bonds - U.S. government guaranteed public housing notes and bonds

          (c) Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following non-full faith and credit U.S. government agencies that are rated by both Rating Agencies in one of the top two long-term rating categories (stripped securities are only permitted if they have been stripped by the agency itself):

          1.   Federal Home Loan Bank System
               -----------------------------
               A.   Senior debt obligations

          2.   Federal Home Loan Mortgage Corporation (FHLMC)
               ----------------------------------------------
               A.   Participation Certificates
               B.   Senior debt obligations

          3.   Federal National Mortgage Association (FNMA)
               --------------------------------------------
               A.   Mortgage-backed securities and senior debt obligations

          4.   Student Loan Marketing Association
               ----------------------------------
               A.   Senior debt obligations

          5.   Resolution Funding Corp. obligations
               ------------------------------------

          6.   Farm Credit System
               ------------------
               A.   Consolidated systemwide bonds and notes

          (d) Money market funds registered under the Investment Company Act of 1940, as amended, whose shares are registered under the Securities Act, and having a rating by Standard & Poor's of AAAm-G; AAAm; or AAm and a rating by Moody's of Aaa.

          (e) Certificates of deposit secured at all times by collateral described in (a) and/or (b) above. Such certificates must be issued by commercial banks, savings and loan associations or mutual savings banks which have a short term rating by Moody's of P-1. The collateral must be held by a third party and the Indenture Trustee must have a perfected first security interest in the collateral.

          (f) Certificates of deposit, savings accounts, deposit accounts or money market deposits which are fully insured by FDIC, including BIF and SAIF.

          (g) Investment agreements, including guaranteed investment contracts, acceptable to the Securities Insurer and each Rating Agency.

          (h) Commercial paper rated "Prime - 1" by Moody's and "A-1" or better by Standard & Poor's.

          (i) Bonds or notes issued by any state or municipality which are rated by Moody's and Standard & Poor's in one of the two highest long term rating categories assigned by such agencies.

          (j) Federal funds or bankers acceptances with a maximum term of one year of any bank which has an unsecured, uninsured and unguaranteed obligation rating of "Prime - 1" by Moody's and "A-1" or "A" or better by S&P.

          (k) Repurchase agreements providing for the transfer of securities from a dealer bank or securities firm (seller/borrower) to the Trust (buyer/lender), and the transfer of cash from the Trust to the dealer bank or securities firm with an agreement that the dealer bank or securities firm will repay the cash plus a yield to the Trust in exchange for the securities at a specified date.

          Repurchase agreements ("repos") must satisfy the following criteria or be approved by the Securities Insurer.

          1.   Repos must be between the Trust and a dealer bank or
               ----------------------------------------------------
securities firm which are:
-------------------------

               A.   Primary dealers on the Federal Reserve reporting
                    ---------------
dealer list which are rated A or better by Standard & Poor's and P-1 by Moody's, or

               B.   Banks rated "A" or above by Standard & Poor's and P-1
                    -----
by Moody's.

          2.   The written repo contract trust must include the following:
               ----------------------------------------------------------

               A.   Securities which are acceptable for transfer are:
                    ------------------------------------------------

                    (1)  Direct U.S. governments, or

                    (2) Federal agencies backed by the full faith and credit of the U.S. government (or FNMA or FHLMC) other than mortgage backed securities.

               B.   The term of the repo may be up to 30 days
                    -----------------------------------------

               C. The collateral must be delivered to the Indenture Trustee or third party acting as agent for the Indenture Trustee before/simultaneous with payment (perfection by possession of certificated securities).

               D.   Valuation of Collateral
                    -----------------------

                    (1)  The securities must be valued weekly, marked-to
                         -----------------------------------------------
market at current market price plus accrued interest.
------                         ----

                    (a) The value of collateral must be equal to 104% of the amount of cash transferred by the Trust to the dealer bank or security firm under the repo plus accrued interest. If the value of securities held as collateral slips below 104% of the value of the cash transferred by the Trust, then additional cash and/or acceptable securities must be transferred. If, however, the securities used as collateral are FNMA or FHLMC, then the value of collateral must equal 105%.

          3.   Legal opinion which must be delivered to the Indenture
               ------------------------------------------------------
Trustee:
-------

               a. Repo meets guidelines under state law for legal investment of public funds.

     Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to Standard & Poor's and Moody's.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Property:  As defined in the definition of "Delivery" above.
     -----------------

     Pool Principal Balance:  With respect to any date of determination,
     ----------------------
the sum of the Principal Balances for all Home Loans.

     Preference Amount:  Any amount previously distributed to the holder
     -----------------
of an Insured Security that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code, in accordance with a final, non-appealable order of a court having competent jurisdiction.

     Premium: The premium, payable monthly, that is specified in the
     -------
Commitment Letter issued by the Securities Insurer with respect to the Notes and the Certificates.

     Prepayment Interest Shortfall:  As to any Home Loan and Principal
     -----------------------------
Prepayment, the amount by which one month's interest at the related Home Loan Interest Rate (or such lower rate as may be in effect from a Home Loan because of the application of the Civil Relief Act) minus the rate at which the Servicing Fee is calculated on such Principal Prepayment exceeds the amount of interest paid by the Mortgagor in connection with such Principal Prepayment.

     Principal Balance:  With respect to any Home Loan, and for any date
     -----------------
of determination, the Principal Balance of such Home Loan as of the Cut-Off Date reduced by all amounts previously received or collected in respect of principal on such Home Loan on or subsequent to the Cut-Off Date for such
Home Loan; provided, that with respect to any Defaulted Home Loan, the
           --------
Principal Balance shall be zero immediately after the Due Period in which such Home Loan becomes a Defaulted Home Loan.

     Principal Prepayment:  Any payment or other receipt of principal in
     --------------------
full due on a Home Loan made by an Obligor which is received in advance of the scheduled Maturity Date of such Home Loan.

     Property: The property (real, personal or mixed) encumbered by the
     --------
Mortgage which secures the Debt Instrument evidencing a secured Home Loan.

     Prospectus:  The Depositor's final Prospectus, dated March 7, 1997,
     ----------
as supplemented by the Prospectus Supplement.

     Prospectus Supplement:  The Prospectus Supplement dated as of March
     ---------------------
7, 1997, prepared by the Seller and the Depositor in connection with the issuance and sale of the Securities.

     Purchase Price:  With respect to a Home Loan, means the Principal
     --------------
Balance of such Home Loan as of the date of purchase, plus unpaid accrued interest at the related Home Loan Interest Rate to the last day of the month in which such purchase occurs (without regard to any Interest Advance that may have been made with respect to such Home Loan).

     Qualified Substitute Home Loan:  A Home Loan: (i) having
     ------------------------------
characteristics such that the representations and warranties made pursuant to
Section 3.03(b) with respect to the Home Loans are true and correct as of the date of substitution with respect to such Loan; (ii) each Monthly Payment with respect to such Home Loan shall be greater than or equal to the Monthly Payments due in the same Due Period on the Loan for which such Qualified Substitute Home Loan is being substituted; (iii) the Maturity Date with respect to such Home Loan shall be no later than the Maturity Date of the Loan for which such Qualified Substitute Home Loan is being substituted; (iv) as of the date of substitution, the Principal Balance of such Home Loan is less than or equal to (but not more than 1% less than) the Principal Balance of the Home Loan for which such Qualified Substitute Home Loan is being substituted; (v) the Home Loan Interest Rate with respect to such Home Loan is at least equal to the Home Loan Interest Rate of the Home Loan for which such Qualified Substitute Home Loan is being substituted and (vi) the FICO score for such Home Loan must not be less than ten points of the FICO score for such Home Loan for which such Qualified Substitute Home Loan is being substituted; provided however, in the event more than one Qualified
             -------- -------
Substitute Home Loan is being substituted for one or more Defective Home Loans on any date, in which case (i) the weighted average Home Loan Interest Rate for such Qualified Substitute Home Loans must equal or exceed the weighted average Home Loan Interest Rate of the Defective Home Loans immediately prior to giving effect to the substitution, in each case weighted on the basis of the outstanding Principal Balance of such loans as of such day, (ii) the sum of the Monthly Payments with respect to such Qualified Substitute Home Loans shall be greater than or equal to the Monthly Payments due in the same Due Period on the Defective Home Loans for which a substitution is being made, and (iii) as of the date of substitution, the aggregate Principal Balances of such Qualified Substitute Home Loans are less than or equal to (but not more than 1% less than) the aggregate Principal Balances of the Defective Home Loans for which such a substitution is being made.

     Rating Agency or Rating Agencies:  Either or both of (i) Standard &
     --------------------------------
Poor's, or (ii) Moody's, provided that when the terms Rating Agency or Rating Agencies are used in reference to the Insured Securities, such terms shall mean one or both of Standard & Poor's or Moody's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Issuer and approved by the Securities Insurer, notice of which designation shall have been given to the Indenture Trustee, the Securities Insurer, the Issuer and the Master Servicer.

     Ratings:  The ratings initially assigned to the Notes and the
     -------
Certificates by the Rating Agencies, as evidenced by letters from the Rating Agencies.

     Record Date:  With respect to each Distribution Date, the close of
     -----------
business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Rejected Claim.  With respect to any FHA Loan, a claim for payment
     --------------
made to the FHA under the Contract of Insurance that has been finally rejected after all appeals with FHA have been exhausted for any reason (including a rejection of a previously paid claim and a demand by the FHA of a return of the FHA Insurance Payment Amount for the related FHA Loan) other than a refusal or rejection due to clerical error in computing the claim amount or because the amount of the FHA Insurance Coverage Reserve Account as shown in the Insurance Record is zero.

     Related Series.  Means (i) the Trust, (ii) Mego Mortgage Home Loan
     --------------
Trust 1996-3, (iii) Mego Mortgage FHA Title I Loan Trust 1996-2, (iv) Mego Mortgage FHA Title I Loan Trust 1996-1, and (v) each of the subsequent series of trusts, of which the Indenture Trustee is the trustee and the Securities Insurer is the certificate insurer, to which Related Series Loans are sold directly or indirectly by Mego, established pursuant to pooling and servicing agreements.

     Related Series Loans.  Means FHA Title I loans included in the
     --------------------
Related Series which: (i) are sold by Mego, directly or indirectly, to a trust and (ii) the Title I insurance coverage attributable to which is made available to cover claims with respect to the FHA Loans and the Related Series Loans in each other Related Series by virtue of terms relating to the administration of the FHA Insurance Coverage Reserve Account substantially similar to the terms hereof.

     Required OC Amount:  With respect to each Distribution Date, the
     ------------------
greater of (a) the OC Floor or (b) the product of (i) the OC Multiple for such Distribution Date and (ii)(x) if such Distribution Date is prior to the OC Reduction Date, the product of 7.90% and the Initial Pool Principal Balance, or (y) if such Distribution Date is on or after the OC Reduction Date, the lesser of (A) the product of 7.90% times the Initial Pool Principal Balance and (B) the product of 15.80% times the Pool Principal Balance of the Home Loans as of such Distribution Date, or such lower amount as may be established by the Securities Insurer in its sole discretion after notice to and written approval by the Rating Agencies.

     Residual Interest Instruments: The Certificates representing the
     -----------------------------
interest which represents the right to the amount remaining, if any, after all prior distributions have been made under this Agreement, the Indenture and the Trust Agreement on each Distribution Date and certain other rights to receive amounts hereunder and under the Trust Agreement.

     Responsible Officer:  When used with respect to the Indenture
     -------------------
Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and this Agreement on behalf of the Issuer. When used with respect to the Depositor, the Seller, the Master Servicer, or the Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

     SAIF.  The Savings Association Insurance Fund, as from time to time
     ----
constituted, created under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Securities:  The Notes and/or the Certificates, as applicable.
     ----------

     Securities Act.  The Securities Act of 1933, as amended.
     --------------

     Securities Insurer:  MBIA Insurance Corporation, as issuer of the
     ------------------
Guaranty Policy, and its successors and assigns.

     Securities Insurer Commitment:  As defined in Section 3.04(a) hereof.
     -----------------------------                 ---------------

     Securities Insurer Default:  The existence and continuance of any of
     --------------------------
the following:

               (a) the Securities Insurer fails to make a payment required under the Guaranty Policy in accordance with its terms; or

               (b) (i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Securities Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Securities Insurer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Securities Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Securities Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (ii) the commencement by the Securities Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Securities Insurer to the entry of a decree or order for relief in respect of the Securities Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Securities Insurer, or the filing by the Securities Insurer of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Securities Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Securities Insurer or of any substantial part of its property, or the making by the Securities Insurer of an assignment for the benefit of its creditors, or the failure by the Securities Insurer to pay debts generally as they become due, or the admission by the Securities Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Securities Insurer in furtherance of any such action.

     Securities Insurer Reimbursement Amount:  As of any Distribution Date,
     ---------------------------------------
the sum of (x) (i) Insured Payments previously received by theIndenture Trustee and not previously re-paid to the Securities Insurer pursuant to Section 5.03(c) hereof plus (ii) interest accrued on such Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received such Insured
Payment and (y) (i) the amount of any Premium not paid on the date due and
(ii) interest on such amount at the Late Payment Rate.  The Securities
Insurer shall notify the Indenture Trustee and the Owner Trustee of the amount of any Securities Insurer Reimbursement Amount.

     Securityholder:  A holder of a Note or Certificate, as applicable;
     --------------
provided that the exercise of any rights by such holder shall be subject to
Section 12.14.
-------------

     Seller: Mego, in its capacity as the transferor hereunder.
     ------

     Series or Series 1997-1: Mego Mortgage Home Loan Asset Backed
     ------    -------------
Securities, Series 1997-1.

     Servicer:  Mego, in its capacity as the servicer hereunder, or any
     --------
other Eligible Servicer with whom the Master Servicer has entered into a Servicing Agreement pursuant to Section 4.02.

     Servicer Fee.  With respect to any Distribution Date, 1/12 times
     ------------
1.00% times the Pool Principal Balance, as of the opening of business on the first day of the month preceding the month of such Distribution Date (or, with respect to the first Distribution Date, the Initial Pool Principal Balance), reduced by the aggregate Prepayment Interest Shortfall for the related Due Period.

     Servicer Review Report.  As defined in Section 4.05(d).
     ----------------------

     Servicer Termination Event.  With respect to the Servicing Agreement,
     --------------------------
the events specified in Section 7.02 therein.

     Servicer's Home Loan Files:  As defined in Section 2.05(b).
     --------------------------

     Servicing Agreement:  The servicing agreement dated as of February 1,
     -------------------
1997 between Mego, as Servicer, the Master Servicer, the Indenture Trustee and the Trust and any other agreement entered into in accordance with Section 4.02.

     Standard & Poor's: Standard & Poor's Ratings Group, a division of The
     -----------------
McGraw-Hill Companies, Inc., or any successor thereto.

     Servicing Record.  The records for each Home Loan maintained by the
     ----------------
Master Servicer pursuant to Section 4.03.

     Servicing Standard.  The standard set forth in Section 4.01(a).
     ------------------

     60+ Day Delinquent Loan.  With respect to any Determination Date or
     -----------------------
related Distribution Date, a Home Loan, other than a Credit Support Multiple Defaulted Loan, with respect to which any portion of a Monthly Payment is, as of the prior Monthly Cut-Off Date, 61 days or more past due (without giving effect to any grace period) and unpaid by the Obligor.

     60+ Delinquency Percentage (Rolling Three Month).  With respect to
     ------------------------------------------------
any Determination Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods the numerator of each of which is equal to the aggregate Principal Balance of Home Loans that are 60+ Day Delinquent Loans as of the end of such Due Period and the denominator of which is the Pool Principal Balance as of the end of such Due Period.

     Substitution Adjustment Amount:  The meaning assigned to such term in
     ------------------------------
Section 3.05.

     Substitution Date:  As defined in Section 3.05.
     -----------------

     Termination Date:  The earlier of (a) the Distribution Date in March
     ----------------
2023 and (b) the Distribution Date next following the Monthly Cut-Off Date coinciding with or next following the date of the liquidation or disposition of the last asset held by the Trust pursuant to Sections 4.13 or 11.01.

     30+ Day Delinquent Loan.  With respect to any Determination Date or
     -----------------------
related Distribution Date, a Home Loan, other than a Credit Support Multiple Defaulted Loan, with respect to which any portion of a Monthly Payment is, as of the prior Monthly Cut-Off Date, 31 days or more past due (without giving effect to any grace period) and unpaid by the Obligor.

     30+ Delinquency Percentage (Rolling Three Month).  With respect to
     ------------------------------------------------
any Determination Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods the numerator of which is equal to the aggregate Principal Balance of Home Loans that are 30+ Day Delinquent Loans as of the end of such Due Period, and the denominator of which is the Pool Principal Balance of the Home Loans as of the end of such Due Period.

     Title Document.  The evidence of title to or ownership of the
     --------------
Property required by Title I.  (See 24 C.F.R. 201.26(a)(1) and 201.20).

     Title I.  Section 2 of Title I of the National Housing Act of 1934,
     -------
as amended, and the rules and regulations promulgated thereunder as each may be amended from time to time and any successor statute, rules or regulations thereto.

     Transaction Documents.  This Agreement, the Home Loan Purchase
     ---------------------
Agreement, the Trust Agreement, the Servicing Agreement, the Custodial Agreement, the Indenture, the Administration Agreement, the Insurance Agreement and the Indemnification Agreement.

     Trust:  The Issuer.
     -----

     Trust Account Property:  The Trust Accounts, all amounts and
     ----------------------
investments held from time to time in any Trust Account and all proceeds of the foregoing.

     Trust Accounts:  The Note Distribution Account, the Certificate
     --------------
Distribution Account, the Collection Account and the FHA Premium Account.

     Trust Agreement:  The Trust Agreement dated as of February 1, 1997,
     ---------------
among the Depositor, the Co-Owner Trustee, the Owner Trustee and Mego Mortgage Corporation.

     Trust Designated Insurance Amount:  $2,194,698 or such greater amount
     ---------------------------------
approved in advance in writing by the Securities Insurer.

     Trust Estate:  The assets subject to this Agreement, the Trust
     ------------
Agreement and the Indenture and assigned to the Indenture Trustee, which assets consist of: (i) such Home Loans as from time to time are subject to this Agreement, including Qualified Substitute Home Loans added to the Trust from time to time, together with the Servicer's Home Loan Files and the Indenture Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Properties, (iii) all payments received on or with respect to the Home Loans after the applicable Cut-Off Date, (iv) the rights to FHA Insurance reserves attributable to the FHA Loans as of the Cut-Off Date, (v) such assets as from time to time are identified as Foreclosed Property, (vi) such assets and funds as are from time to time deposited in the Collection Account, the Note Distribution Account, the Certificate Distribution Account and the FHA Reserve Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (vii) the Issuer's rights under the Insurance Policies and any Insurance Proceeds, and (viii) all right, title and interest of the Depositor in and to the obligations of the Seller under the Home Loan Purchase Agreement in which the Depositor acquired the Home Loans from the Seller.

     Section 1.02   Other Definitional Provisions.
                    -----------------------------

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     Section 1.03   Interest Calculations.
                    ---------------------

     All calculations of accrued interest on the Home Loans, the Notes, the Certificates and accrued fees shall be made on the basis of a 360-day year consisting of twelve 30-day months.


                                 ARTICLE II.

                         CONVEYANCE OF THE HOME LOANS
                         ----------------------------

     Section 2.01   Conveyance of the Home Loans.
                    ----------------------------

     (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes and Certificates to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Seller or any other person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

     (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Estate, including from the Depositor all right, title and interest of the Depositor in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer, and the acceptance of which is made in good faith and without notice or knowledge of any adverse claims or liens. Concurrently with such delivery and in exchange therefor, the Issuer has pledged to the Indenture Trustee the Trust Estate and the Indenture Trustee, pursuant to the written instructions of the Issuer, has executed and caused to be authenticated and delivered the Notes to the Depositor or its designee, upon the order of the Issuer. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered the Certificates to the Depositor or its designee, upon the order of the Depositor.

     Section 2.02   Reserved.
                    --------

     Section 2.03   Ownership and Possession of Home Loan Files.
                    -------------------------------------------

     Upon the issuance of the Securities, with respect to the Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture Trustee's Home Loan File shall be vested in the Owner Trustee and the Co-Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders and the

Securities Insurer, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of and for the benefit of the Securityholders and the Securities Insurer shall remain with Mego, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in
Section 2.06.
------------

     Section 2.04   Books and Records.
                    -----------------

     The sale of each Home Loan shall be reflected on the Depositor's or the Seller's, as the case may be, balance sheets and other financial statements as a sale of assets by the Depositor or the Seller, as the case may be, under generally accepted accounting principles ("GAAP"). The Master Servicer shall
                                           ----
maintain, or cause to be maintained pursuant to Section 4.03, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Owner Trustee and the Co-Owner Trustee and the pledge to the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer.

     It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Home Loans and the other property specified in Section 2.01(a) from the Depositor to the Trust and such property shall not be property of the Depositor. If the assignment and transfer of the Home Loans and the other property specified in this Section 2.01(a) to the Owner Trustee and Co-Owner Trustee pursuant to this Agreement or the conveyance of the Home Loans or any of such other property to the Owner Trustee and Co-Owner Trustee is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of the Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Owner Trustee and Co-Owner Trustee a first priority security interest in the entire right, title and interest of the Depositor in and to the Home Loans and all other property conveyed to the Owner Trustee and Co-Owner Trustee pursuant to Section 2.01 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law. Within five days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Owner Trustee and Co-Owner Trustee as "secured parties" and describing the Home Loans being sold by the Depositor to the Trust with the office of the Secretary of State of the State in which the Depositor is located.

     Section 2.05   Delivery of Home Loan Documents.
                    -------------------------------

     (a) With respect to each Home Loan, on the Closing Date the Seller and the Depositor have delivered or caused to be delivered to the Custodian as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Indenture Trustee's Home Loan Files"):
                    ----------------------------------

            (i) The original Debt Instrument, showing a complete chain of endorsements or assignments from the named payee to the Trust and endorsed as follows: "Pay to the order of First Trust of New York, National Association, as Indenture Trustee and Co-Owner Trustee for Mego Mortgage Home Loan Owner Trust 1997-1, without recourse";

           (ii)     If such Home Loan is a Mortgage Loan, the original
     Mortgage with evidence of recording indicated thereon (except that a true copy thereof certified by an appropriate public official may be substituted); provided, however, that if the Mortgage with evidence
                   --------  -------
     of recording thereon cannot be delivered concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, there shall be delivered to the Indenture Trustee a copy of such Mortgage certified as a true copy in an Officer's Certificate which shall certify that such Mortgage has been delivered to the appropriate public recording office for recordation, and there shall be promptly delivered to the Indenture Trustee such Mortgage with evidence of recording indicated thereon upon receipt thereof from the public recording official (or a true copy thereof certified by an appropriate public official may be delivered to the Indenture Trustee);

          (iii) If such Home Loan is a Mortgage Loan, the original Assignment of Mortgage, in recordable form. Such assignments may be blanket assignments, to the extent such assignments are effective under applicable law, for Mortgages covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form an assignment of Mortgage need not be included in the individual Home Loan File;

           (iv) If such Home Loan is a Mortgage Loan, all original intermediate assignments of the Mortgage, showing a complete chain of assignments from the named mortgagee to the assignor to the Indenture Trustee, with evidence of recording thereon (or true copies thereof certified by appropriate public officials may be substituted); provided,
                                                                    --------
     however, that if the intermediate assignments of mortgage with evidence
     -------
     of recording thereon cannot be delivered concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such assignments of Mortgage have been delivered for recordation, there shall be delivered to the Indenture Trustee a copy of each such assignment of Mortgage certified as a true copy in an Officer's Certificate of Mego, which shall certify that each such assignment of Mortgage has been delivered to the appropriate public recording office for recordation, and there shall be promptly delivered to the Indenture Trustee such assignments of Mortgage with evidence of recording indicated thereon upon its receipt thereof from the public recording official (or true copies thereof certified by an appropriate public official may be delivered to the Indenture Trustee);

            (v) An original of each assumption or modification agreement, if any, relating to such Home Loan.

     (b) With respect to each Home Loan, on the Closing Date, the Seller and the Depositor have delivered or caused to be delivered to Mego, as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Servicer's Home Loan Files"): (A) If such Home Loan is an FHA Loan, an original or copy of notice signed by the Obligor acknowledging HUD insurance, (B) an original or copy of truth-in-lending disclosure, (C) an original or copy of the credit application, (D) an original or copy of the consumer credit report, (E) an original or copy of verification of employment and income, or verification of self-employment income, (F) if such Home Loan is an FHA Loan, an original or copy of evidence of the Obligor's interest in the Property, (G) an original or copy of contract of work or written description with cost estimates, (H)(i) if such Home Loan is an FHA Loan either (a) an original or copy of the completion certificate or an original or copy of notice of non-compliance, if applicable or (b) an original or copy of report of inspection of improvements to the Property or an original or copy of notice of non-compliance, if applicable, or (ii) if such Home Loan is a Non-FHA Loan in respect of a home improvement, an original or copy of report of inspection of improvements to the Property, (I) to the extent not included in (C), an original or a copy of a written verification that the Mortgagor at the time of origination was not more than 30 days delinquent on any senior mortgage or deed of trust on the Property, (J) (i) if such Home Loan is an FHA Loan for which an appraisal is required pursuant to the applicable regulations, an original or a copy of an appraisal of the Property as of the time of origination of such FHA Loan or (ii) if such Home Loan is a Non-FHA Loan and secured by a Mortgage, (a) if the original principal balance is greater than $25,000 but less than $50,000, a copy of the HUD-1 or HUD 1-A Closing Statement indicating the sale price, or an existing Uniform Residential Appraisal Report, or a Drive-by Appraisal documented on Freddie Mac form 704, or a tax assessment, or (b) if the original principal balance exceeds $50,000, a full Uniform Residential Appraisal Report prepared by a national appraisal firm, (K) an original or a copy of a title search as of the time of origination with respect to the Property, and (L) if such Home Loan is an FHA Loan, any other documents required for the submission of a claim with respect to such FHA Loan to the FHA.

     (c) Mego, at the direction of the Depositor, concurrently with the execution and delivery hereof, has delivered to the Indenture Trustee cash in an amount equal to (i) the accrued annual FHA premium due on each FHA Loan to the applicable Cut-Off Date, and (ii) the amount of FHA premium collected in respect of the Invoiced Loans after the applicable Cut-Off Date. The Indenture Trustee shall distribute the amount referred to in clause (i) of the previous sentence into the FHA Premium Account and shall distribute the amount referred to in clause (ii) of the previous sentence into the Note Distribution Account.

     (d) The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Indenture Trustee's Home Loan Files in the State of Minnesota, and in connection therewith, shall act solely as agent for the holders of the Securities and the Securities Insurer in accordance with the terms hereof and not as agent for Mego or any other party.

     (e) In addition to the documents delivered to the Indenture Trustee pursuant to Section 2.01, on or prior to the Closing Date, the Guaranty Policy will be delivered to the Indenture Trustee for the benefit of the Holders of the Securities (other than the holders of the Residual Interest Instruments).

     (f) Within 60 days of the Closing Date, Mego, at its own expense, shall cause the Indenture Trustee to record each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records; provided, however, the Indenture Trustee need not cause to be recorded any such Assignment of Mortgage which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by Mego (at Mego's expense) to the Indenture Trustee, the Securities Insurer and the Rating Agencies, the recordation of such Assignment of Mortgage is not necessary to protect the Indenture Trustee's interest in the related Mortgage Loan. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than one year after the Closing Date. The Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, Mego shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Indenture Trustee shall be required to submit each such Assignment of Mortgage Loan for recording.

     Section 2.06   Acceptance by Indenture Trustee of the Home Loans;
                    --------------------------------------------------
                    Certain Substitutions; Initial Certification by Custodian.
                    ---------------------------------------------------------

     (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Home Loan. The Indenture Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian in trust, upon and subject to the conditions set forth herein for the benefit of the Securityholders and the Securities Insurer in good faith and without notice of any adverse claims or liens. The Indenture Trustee agrees, for the benefit of the Securityholders and the Securities Insurer, to cause the Custodian to review each Indenture Trustee's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan, within 45 days after the conveyance of the related Home Loan to the Trust) and to cause the Custodian to deliver to the Seller, the Depositor, the Indenture Trustee, the Issuer, the Securities Insurer and the Master Servicer a certification to the effect that, as to each Home Loan listed in the Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted in Section 2.05), (ii) all
                                      ------------
documents delivered by the Depositor and the Seller to the Custodian pursuant to Section 2.05 have been reviewed by the Custodian and have not
   ------------
been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, (iii) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Indenture Trustee's Home Loan File and (iv) each Debt Instrument has been endorsed as provided in Section 2.05. Neither the Issuer nor the Custodian shall
            ------------
be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Indenture Trustee's Home Loan File should include any of the documents specified in Section 2.05(a)(v).

     (b) The Servicer's Home Loan File shall be held in the custody of Mego for the benefit of, and as agent for, the Securityholders and the Indenture Trustee as the owner thereof and the Securities Insurer. It is intended that by Mego's agreement pursuant to this Section 2.06(b) the Indenture Trustee shall be deemed to have possession of the Servicer's Home Loan Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which such documents or instruments are located. Mego shall promptly report to the Indenture Trustee and the Securities Insurer any failure by it to hold the Servicer's Home Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, Mego agrees not to assert any legal or beneficial ownership interest in the Home Loans or such documents or instruments. Mego agrees to indemnify the Securityholders, the Securities Insurer and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders, the Securities Insurer or the Indenture Trustee as the result of any act or omission by Mego relating to the maintenance and custody of such documents or instruments which have been delivered to Mego; provided, however, that Mego
                                               --------  -------
will not be liable for any portion of any such amount resulting from the negligence or misconduct of any Securityholder, the Securities Insurer or the Indenture Trustee and provided, further, that Mego will not be liable for any
            --------  -------
portion of any such amount resulting from Mego's compliance with any instructions or directions consistent with this Agreement issued to Mego by the Indenture Trustee. The Indenture Trustee shall have no duty to monitor or otherwise oversee Mego's performance as custodian hereunder.

     (c) Upon determination by the Master Servicer, the Securities Insurer, the Depositor, Mego or the Indenture Trustee that any document constituting a part of any Home Loan File was not delivered to the Indenture Trustee or, with respect to any document constituting the Servicer's Home Loan File, to Mego, as custodian for the Indenture Trustee, the Securities Insurer and Securityholders, by the time required hereby (which in the case of (A) a failure to deliver a recorded mortgage or recorded assignment pursuant to
Section 2.05(a)(ii) or (a)(iv) (only under the circumstances in which a delay is caused by the public recording office and an Officer's Certificate is required to be provided thereunder) shall be the 20 month anniversary of the Closing Date, (B) failure to deliver a completion certificate or inspection report pursuant to Section 2.05(b)(H)(i) shall be the 14 month anniversary of the Closing Date (C) a failure to deliver an inspection report pursuant to
Section 2.05(b)(H)(ii) shall be the 12 month anniversary of the Closing Date,
(D) a failure to deliver each other document constituting a part of any Indenture Trustee's Home Loan File shall be the Closing Date and (E) a failure to deliver each document (other than those described in clause (B) above) specified in Section 2.05(b) shall be 45 Business Days after the Closing Date) to be so delivered or was defective in any material respect when delivered to the Indenture Trustee, the party identifying any of the foregoing shall give prompt written notice to the other parties and the Securities Insurer. Nothing contained herein shall require the Indenture Trustee to undertake any independent investigation or to make any review of any Home Loan File other than as provided for in this Section 2.06. Mego, upon receipt of such notice, shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.


                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 3.01   Representations and Warranties of the Depositor.
                    -----------------------------------------------

     The Depositor hereby represents, warrants and covenants with and to the Issuer, and the Indenture Trustee, on behalf of the Securityholders, and the Master Servicer, as of the Closing Date:

     (a) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted. The Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

     (b) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Depositor, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its respective property is subject;

     (c) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     Section 3.02   Representations, Warranties and Covenants of the
                    ------------------------------------------------
Master Servicer.
---------------

     The Master Servicer hereby represents, warrants and covenants with and to the Depositor, the Issuer, Mego, the Indenture Trustee, the Securities Insurer and the Securityholders as of the Closing Date:

     (a) The Master Servicer is a national banking association duly organized and validly existing under the laws of the United States of America, with full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted;

     (b) The Master Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and each other Transaction Document to which it is a party, has duly authorized the execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party, has duly executed and delivered this Agreement and each other Transaction Document to which it is a party, and this Agreement and each other Transaction Document to which it is a party, when duly authorized, executed and delivered by the other parties thereto, will constitute a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms;

     (c) Neither the execution and delivery of this Agreement or any other Transaction Document to which the Master Servicer is a party, the consummation of the transactions required of the Master Servicer herein or therein, nor the fulfillment of or compliance with the terms and conditions of this Agreement or any other Transaction Document to which the Master Servicer is a party will conflict with or result in a breach of any of the terms, conditions or provisions of the Master Servicer's charter or bylaws or any legal restriction or any material agreement or instrument to which the Master Servicer is now a party or by which it is bound, or which would adversely affect the administration of the Trust as contemplated hereby, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

     (d) The Master Servicer is not in default, and the execution and delivery of this Agreement and each other Transaction Document to which it is a party and its performance of and compliance with the terms hereof and thereof will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority;

     (e) No action, suit or other proceeding or investigation is pending or, to the Master Servicer's knowledge, threatened before any court or any federal, state or local governmental or regulatory authority (A) asserting the invalidity of this Agreement or any other Transaction Document to which the Master Servicer is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Trans-action Document to which the Master Servicer is a party, or (C) seeking any determination or ruling that would materially and adversely affect the ability of the Master Servicer to perform its obligations under this Agreement or any other Transaction Document to which the Master Servicer is a party (including any threatened or pending action, suit, proceeding or investigation which might result in the suspension, revocation or modification of the Contract of Insurance);

     (f) No consent, approval, authorization or order of, registration or filing with or notice to, any court or any federal, state or local government or regulatory authority is required for the execution, delivery and performance by the Master Servicer of this Agreement or any other Transaction Document to which the Master Servicer is a party (other than those that have been obtained or will be obtained prior to the Closing Date);

     (g) Neither this Agreement nor any other Transaction Document to which the Master Servicer is a party nor any statement, report or other document furnished or to be furnished by the Master Servicer pursuant to this Agreement or any other Transaction Document to which the Master Servicer is a party or in connection with the transactions contemplated hereby and thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (h) The statements contained in the section of the Prospectus Supplement entitled "The Master Servicer" which describe the Master Servicer are true and correct in all material respects, and such section of the Prospectus Supplement does not contain any untrue statement of a material fact with respect to the Master Servicer and does not omit to state a material fact necessary to make the statements contained therein with respect to the Master Servicer not misleading;

     (i) The Master Servicer is solvent, and the Master Servicer will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement and any other Transaction Document to which the Master Servicer is a party;

     (j) The Servicing Agreement conforms to the requirements for a Servicing Agreement contained in this Agreement;

     (k) Each FHA Loan will be serviced by the Master Servicer and the Servicer in compliance with Title I and all other applicable laws;

     (l) The Master Servicer, or an affiliate thereof that has been previously approved by the Securities Insurer, the primary business of which is the servicing of home loans such as the Home Loans, is an Eligible Servicer, and the Master Servicer or such affiliate possesses all state and federal licenses necessary for servicing the Home Loans in accordance with this Agreement;

     (m) The Master Servicer has not waived any default, breach, violation or event of acceleration existing under any Debt Instrument or the related Mortgage;

     (n) The Master Servicer will cause to be performed any and all acts required to be performed by the Master Servicer or Servicer to preserve the rights and remedies of the Trust and the Indenture Trustee in any Insurance Policies applicable to the Home Loans or with respect to any FHA Loan, any Insurance Policy required to be maintained pursuant to Title I, including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trust and the Indenture Trustee;

     (o) The Master Servicer shall comply with, and shall service, or cause to be serviced, each Home Loan, in accordance with all applicable laws, and, in particular, in accordance with any applicable provisions of the National Housing Act, as amended and supplemented, all rules and regulations issued thereunder, and all administrative publications published pursuant thereto including, in the case of the FHA Loans, all FHA requirements of FHA Title I loans; and

     (p) The Master Servicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the laws governing its creation and existence and qualified under the laws of each state in which it is necessary to perform its obligations under this Agreement or in which the nature of its business requires such qualification, it shall maintain or cause an affiliate previously approved of by the Securities Insurer to maintain all licenses, permits and other approvals required by any law or regulations, including, without limitation Title I, as may be necessary to perform its obligations under this Agreement and to retain all rights to service the Loans, and it shall not dissolve or otherwise dispose of all or substantially all of its assets.

     It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive the issuance and delivery of the Securities and shall be continuing as long as any Security shall be outstanding or this Agreement has not been terminated.

     Section 3.03   Representations and Warranties of Mego.
                    --------------------------------------

     (a) The Seller hereby represents and warrants to the Depositor, the Issuer, the Indenture Trustee, the Master Servicer, the Securities Insurer and the Securityholders, that as of the Closing Date:

            (i) Mego is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Mego is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction;

           (ii) Mego has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions required of it by this Agreement and each other Transaction Document to which it is a party; has duly authorized the execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party; has duly executed and delivered this Agreement and each other Transaction Document to which it is a party; when duly authorized, executed and delivered by the other parties hereto, this Agreement and each other Transaction Document to which it is a party will constitute a legal, valid and binding obligation of Mego enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

          (iii) Neither the execution and delivery of this Agreement or any of the other Transaction Documents to which Mego is a party, the consummation of the transactions required of it herein or under any other Transaction Document, nor the fulfillment of or compliance with the terms and conditions of this Agreement or any of the other Transaction Documents will conflict with or result in a breach of any of the terms, conditions or provisions of Mego's charter or by-laws or any legal restriction or any material agreement or instrument to which Mego is now a party or by which it is bound, or which would adversely affect the creation and administration of the Trust as contemplated hereby, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Mego or its respective property is subject;

           (iv) There is no action, suit, proceeding, investigation or litigation pending against Mego or, to its knowledge, threatened, which, if determined adversely to Mego, would materially adversely affect the sale of the Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or any other Transaction Document, or which would have a material adverse affect on the financial condition of Mego;

            (v) No consent, approval, authorization or order of any court or governmental agency or body is required for: (a) the execution, delivery and performance by Mego of, or compliance by Mego with, this Agreement, (b) the transfer of all FHA insurance reserves relating to the FHA Loans to the Contract of Insurance Holder, (c) the issuance of the Certificates, (d) the sale of the Home Loans under the Home Loan Purchase Agreement or (e) the consummation of the transactions required of it by this Agreement, except: (A) such as shall have been obtained before the Closing Date, (B) the transfer of the FHA insurance reserves by the FHA to the Contract of Insurance Holder with respect to the FHA Loans as to which an FHA case number has not been assigned as of the Closing Date, and (C) such as may be required under state securities or "Blue Sky" laws in connection with the sale of the Certificates by the Underwriter;

           (vi) Mego is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of Mego or its properties or might have consequences that would materially and adversely affect its performance hereunder;

          (vii) Mego received fair consideration and reasonably equivalent value in exchange for the sale of the Home Loans to the Depositor;

         (viii) HUD has approved in writing the transfer to the Contract of Insurance Holder of the FHA Reserve Amount relating to each FHA Loan and all actions have been taken by Mego (other than the filing of the Transfer of Note Report Form 27030 with HUD) and all required consents have been obtained (other than approval upon HUD's receipt of such Transfer of Note Report), in either case, necessary to effect transfer to the Contract of Insurance Holder of the FHA Reserve Amount relating to each FHA Loan (except for FHA Loans with respect to which a case number has not been assigned as of the Closing Date). The FHA Reserve Amounts with respect to the FHA Loans transferred to the Contract of Insurance Holder both prior to and following the transfer of the FHA Loans to the Co-Owner Trustee and Owner Trustee will be available to satisfy claims with respect to such FHA Loans. The amount in the FHA Insurance Coverage Reserve Account, together with all amounts to be requested for transfer with respect to the FHA Loans, will equal $19,166,521.61. The amount to be requested for transfer with respect to the FHA Loans is $2,194,698, which is the sum of approximately 10% of the aggregate of the Principal Balances of the FHA Loans as of the Cut-Off Date;

           (ix) Mego is a non-supervised lender in good standing with HUD under 24 CFR Section 202.5 and is authorized to originate, purchase, hold, service and/or sell loans insured under 24 CFR Part 201 pursuant to a valid contract of insurance, Number 70497-00003;

            (x) Mego has transferred the Home Loans without any intent to hinder, delay or defraud any of its creditors;

     (b) Mego hereby agrees for the benefit of the Depositor, the Issuer, the Indenture Trustee, the Securities Insurer and the Securityholders that the failure of any of the following representations and warranties to be true and correct as to any Home Loan (and the related Debt Instrument and Mortgage, if applicable) as of the Cut-Off Date for such Home Loan, or such later date if so specified in such representation and warranty, gives rise to the remedy specified in Section 3.05;

            (i) The information pertaining to each Home Loan set forth in the Home Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

           (ii) As of the Closing Date at least 99.5% of the Home Loans (by aggregate Initial Pool Principal Balance) are between 0 and 30 days past due and not more than 0.5% of the Home Loans (by aggregate Initial Principal Balance) are between 31 and 60 days past due (without giving effect to any grace period); Mego has not advanced funds, induced, solicited or knowingly received any advance of funds from a party other than the Obligor, directly or indirectly, for the payment of any amount required by the Home Loan;

          (iii) The terms of the Debt Instrument and any related Mortgage contain the entire agreement of the parties and have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the related File and recorded, if necessary, to maintain the lien priority of the any related Mortgage; if such Home Loan is an FHA Loan the substance of each such waiver, alteration and modification has been approved by the FHA to the extent required under Title I; no other instrument of waiver, alteration, expansion or modification has been executed, and no Obligor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the related Home Loan File and the payment terms of which are reflected in the related Home Loan Schedule and; if such Home Loan is an FHA Loan, has been approved by the FHA to the extent required under Title I;

           (iv) The Debt Instrument and any related Mortgage are not subject to any set-off, claims, counterclaim or defense and will not have such in the future with respect to the goods and services provided under the Debt Instrument, including the defense of usury or of fraud in the inducement, nor will the operation of any of the terms of the Debt Instrument and any related Mortgage, or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (v) Any and all requirements of any federal, state or local law applicable to the Home Loan (including any law applicable to the origination, servicing and collection practices with respect thereto) have been complied with;

           (vi) No Debt Instrument or Mortgage has been satisfied, cancelled, rescinded or subordinated, in whole or part; and Mego has not waived the performance by the Obligor of any action, if the Obligor's failure to perform such action would cause the Debt Instrument or Mortgage Loan to be in default, except as otherwise permitted by clause
     (iii); and with respect to a Mortgage Loan, the related Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, subordination, release, cancellation or rescission;

          (vii) Each related Mortgage is a valid, subsisting and enforceable lien on the related Property, including the land and all buildings on the Property;

         (viii) The Debt Instrument and any related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity;

           (ix) To Mego's best knowledge, all parties to the Debt Instrument and any related Mortgage had legal capacity at the time to enter into the Home Loan and to execute and deliver the Debt Instrument and any related Mortgage, and the Debt Instrument and any related Mortgage have been duly and properly executed by such parties;

            (x) As of the applicable Cut-Off Date, the proceeds of the Home Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all applicable requirements set forth in the Home Loan documents have been complied with; the Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage;

           (xi) Immediately prior to the sale, transfer and assignment to the Depositor, Mego will have good and indefeasible legal title to the Home Loan, the related Debt Instrument and any related Mortgage and the full right to transfer such Home Loan, the related Debt Instrument and any related Mortgage, and Mego will have been the sole owner thereof, subject to no liens, pledges, charges, mortgages, encumbrances or rights of others, except for such liens as will be released simultaneously with the transfer and assignment of the Home Loans to the Depositor (and the Home Loan File will contain no evidence inconsistent with the foregoing); and immediately upon the sale, transfer and assignment contemplated by the Home Loan Purchase Agreement, the Depositor will hold good title to, and be the sole owner of each Home Loan, the related Debt Instrument and any related Mortgage, free of all liens, pledges, charges, mortgages, encumbrances or rights of others;

          (xii) Except for those Home Loans referred to in Section 3.03(b)(ii) above that are delinquent as of the Closing Date, there is no default, breach, violation or event of acceleration existing under the Home Loan, the related Debt Instrument and any related Mortgage and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration and neither Mego nor its predecessors have waived any default, breach, violation or event of acceleration;

         (xiii) The Debt Instrument and any related Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security provided thereby, including,
     (A) in the case of any Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure;

          (xiv) Each FHA Loan is an FHA Title I property improvement loan (as defined in 24 C.F.R. Section 201.2) underwritten and originated by Mego in accordance with FHA requirements for the Title I Loan program as set forth in 24 C.F.R. Parts 201 and 202, and Mego has transmitted a loan report with respect to such FHA Loan to FHA so that such FHA Loan will be included in the Title I program;

           (xv) Each Home Loan is a fixed rate loan; the Debt Instrument shall mature within not more than (a) for an FHA Loan, 20 years and 32 days and (b) for a Non-FHA Loan, 25 years, from the date of origination of the Home Loan; the Debt Instrument is payable in substantially equal Monthly Payments, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate; interest on each Home Loan is calculated on the basis of a 360 day year consisting of twelve 30-day months, and the Debt Instrument does not provide for any extension of the original term;

          (xvi) The related Debt Instrument is not and has not been secured by any collateral except, in the case of a Mortgage Loan, the lien of the corresponding Mortgage;

         (xvii) With respect to any Mortgage Loan, if the related Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, or a valid substitution of trustee has been recorded, and no extraordinary fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the Obligor;

        (xviii)     With respect to any Mortgage Loan, Mego has no knowledge
     of any circumstances or conditions not reflected in the representations set forth herein, or in the Home Loan Schedule, or in the related Home Loan File with respect to the related Mortgage, the related Property or the Obligor which could reasonably be expected to materially and adversely affect the value of the related Property, or the marketability of the Mortgage Loan or to cause the Mortgage Loan to become delinquent or otherwise in default;

          (xix) Assuming no material change to the applicable law or regulations in effect as of the Closing Date, after the consummation of the transactions contemplated by this Agreement, the Master Servicer on behalf of the Trust and the Indenture Trustee will have the ability to foreclose or otherwise realize upon a Property, if the Home Loan is a Mortgage Loan, or to enforce the provisions of the related Home Loan against the Obligor thereunder, if the foreclosure upon any such Property or enforcement of the provisions of the related Home Loan against the Obligor are undertaken as set forth in Section 4.12;

           (xx) With respect to any FHA Loan that is a Mortgage Loan, the improvements to the Property relating to such FHA Loan, have been or shall be completed and inspected by the Servicer within the time period and to the extent required under the applicable Title I regulations, and evidence of such inspection shall be placed in the Servicer's Home Loan File or, if not, a letter of non-compliance shall be delivered to HUD (with a copy placed in the Servicer's Home Loan File) promptly upon the completion of such inspection;

          (xxi) Each FHA Loan has been originated in compliance with the provisions of 24 C.F.R. Section 201.20, and, if required by Title I, the market value of the any related Property has been ascertained in accordance with the procedures established by HUD;

         (xxii) There exists a Home Loan File relating to each Home Loan and such Home Loan File contains all of the original or certified documentation listed in Section 2.05 for such Home Loan, subject to applicable grace periods set forth in 2.06(c). Each Indenture Trustee's Home Loan File has been delivered to the Custodian and each Servicer's Home Loan File is being held in trust by Mego for the benefit of, and as agent for, the Securityholders, the Securities Insurer and the Indenture Trustee as the owner thereof. Each document included in the Home Loan File which is required to be executed by the Obligor has been executed by the Obligor in the appropriate places. With respect to each Mortgage Loan, the related Assignment of Mortgage to the Indenture Trustee is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Property is located. All blanks on any form required to be completed have been so completed;

        (xxiii)     Each FHA Loan is in respect of a home improvement loan or
     a retail installment sale contract, and each Property is improved by a residential dwelling and is not a Home Loan in respect of a manufactured home or mobile home or the land on which a manufactured home or mobile home has been placed;

         (xxiv) Each FHA Loan was originated by Mego in accordance with the applicable underwriting criteria established by the FHA and HUD; each Non-FHA Loan was originated by Mego in accordance with Mego's "Express 35/Swift 60 Loan Program", "Debt Consolidation 125 Loan Program", and "Renovator 125 Loan Program" underwriting guidelines, as applicable, attached hereto as Exhibit D;

          (xxv) Any Property securing an FHA Loan is covered by any insurance required by Title I; if the Property securing any Mortgage Loan is in an area identified by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, unless the community in which the area is situated is participating in the National Flood Insurance Program and the regulations thereunder or less than a year has passed since FEMA notification regarding such hazards, a flood insurance policy is in effect with respect to such Property with a generally acceptable carrier which complies with Section 102(a) of the Flood Disaster Protection Act of 1973; all improvements upon each Property securing a Non-FHA Loan are insured by a generally acceptable insurer against loss by fire hazards of extended coverage and such other hazards as are customary in the area where the Property is located pursuant to insurance policies conforming to the requirements of the Agreement; all such policies contain a standard mortgage clause naming Mego, its successors and assigns, as loss payee;

              (xxvi) All costs, fees and expenses incurred in originating and closing the Home Loan and in recording any related Mortgage were paid and the Obligor is not entitled to any refund of any amounts, paid or due to the Obligee pursuant to the Debt Instrument or any related Mortgage;

        (xxvii)     Except for the related FHA Premium Amount, if applicable,
     there is no obligation on the part of Mego or any other party other than the Obligor to make payments with respect to the Home Loan;

       (xxviii)     At the time of origination of the Home Loan, each related
     prior lien, if any, was not 30 or more days delinquent;

         (xxix) All parties which have had any interest in the Home Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
     (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Property is located, and (ii) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

          (xxx) With respect to each Mortgage Loan, the related Mortgage contains an enforceable provision requiring the consent of the Mortgagee to assumption of the related Mortgage Loan upon sale of the Property;

         (xxxi) With respect to any Mortgage Loan, there is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the Mortgage; no relief has been requested or allowed to the Mortgagor under the Civil Relief Act;

        (xxxii)     Subject to Section 3.05, each FHA Loan has been submitted
     to the FHA for insurance pursuant to the FHA Title I loan program and each FHA Loan has been or will be assigned a case number by the FHA for the FHA Title I loan program;

       (xxxiii)     Subject to Section 3.05, the FHA Reserve Amount with
     respect to each FHA Loan, has been or will be transferred to the FHA Insurance Coverage Reserve Account;

        (xxxiv)     The related Home Loan File for each Home Loan that is a
     Mortgage Loan contains a title document with respect to such Home Loan reflecting that title to the related Property is vested at least 50% in the Obligor under such Home Loan;

         (xxxv) Each Property (including each residential dwelling improvement thereon) is free of damage which materially and adversely affects the value thereof and, if the related Home Loan is an FHA Loan, impairs the ability to insure the related Home Loan under the Title I program;

        (xxxvi)     Each Home Loan was originated in compliance with all
     applicable laws and, to the best of Mego's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith or, if the related loan is an FHA Loan, in the application for any insurance required by Title I in relation to such FHA Loan;

       (xxxvii)     Each Home Loan has been serviced in accordance with all
     applicable laws and, to the best of

     Mego's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith;

      (xxxviii)     The transfer, assignment and conveyance of the Debt
     Instruments and the Mortgages by Mego to the Depositor were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

        (xxxix)     Any Home Loan originated in the State of Texas, was
     originated pursuant to either Chapter 3 or Chapter 6 of the Texas Consumer Credit Code;

           (xl) As of the applicable Cut-Off Date, no Obligor is a debtor under proceedings under the Bankruptcy Code, and no such Obligor has defaulted in payments on a Home Loan after the filing of such bankruptcy case, whether under a plan or reorganization or otherwise;

          (xli) Mego has not advanced funds, or induced, solicited or knowingly received any advance of loan payments from a party other than, with respect to a Mortgage Loan, the owner of the Property subject to the Mortgage;

         (xlii) Mego originated the Home Loans through its network of dealers and correspondents;

        (xliii)     Each Home Loan conforms, and all such Home Loans in the
     aggregate conform, to the description thereof set forth in the Prospectus Supplement;

         (xliv) With respect to FHA Loans secured by a Mortgage, the representations and warranties of the Mortgagor in each mortgage loan application and in connection with the related FHA Loan are true and correct in all material respects (and it shall be deemed that a breach is material only if a claim for payment made to the FHA under the Contract of Insurance in respect of such FHA Loan is a Rejected Claim as a result of such breach);

          (xlv) Each Home Loan either complies with the Home Ownership and Equity Protection Act of 1994 or is not subject to such act;

         (xlvi) Mego has caused to be performed or shall cause to be performed within 15 Business Days of the Closing Date any and all acts required to preserve the rights and remedies of the Trust and the Indenture Trustee in any insurance policies applicable to each Home Loan or, if such Home Loan is an FHA Loan, only if required by Title I, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishment of coinsured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

        (xlvii)     With respect to any Mortgage Loan, to Mego's best
     knowledge, there exists no violation of any environmental law (either local, state or federal), rule or regulation in respect of the Property which violation has or could have a material adverse effect on the market value of such Property. Mego has no knowledge of any pending action or proceeding directly involving the related Property in which compliance with any environmental law, rule or regulation is in issue; and, to Mego's best knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Property;

       (xlviii)     Not more than 0.26% of the FHA Loans (by aggregate
     Initial Principal Balance) and none of the Non-FHA Loans are secured by Mortgages on non-owner occupied Mortgaged Properties;

       (xlix)      On the Closing Date, 55% or more (by aggregate
     Principal Balance) of the Home Loans do not constitute "real estate
                                             ---
     mortgages" for the purpose of Treasury Regulation Section301.7701 under the Code. For this purpose a Home Loan does not constitute a "real estate
                                             ---
     mortgage" if:

          (i)  The Home Loan is not secured by an interest in real
                                ---
     property, or

          (ii) The Home Loan is not an "obligation principally secured by
                                ---
     an interest in real property." For this purpose an "obligation is principally secured by an interest in real property" if it satisfies either
                                                                          ------
     test set out in paragraph (1) or paragraph (2) below.

          (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

               (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

               (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date.

               For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

          (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the obligations means 662/3% or more of the gross proceeds.

          (l) No Home Loan was selected from Mego's assets in a manner which would cause it to be adversely selected as to credit risk from the pool of home loans owned by Mego;

          (li) With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee;

          (lii) Each Home Loan is either a retail installment contract for goods or services, home improvement loan for goods or services, debt consolidation loan or a home equity loan. All Home Loans that are not debt consolidation loans are either retail installment sale contracts for goods and services or home improvement loans for goods and services that are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1; and

          (liii) Each Debt Instrument is comprised of an original promissory note and each promissory note constitutes an "instrument" or "chattel paper" for purposes of Article 9 of the UCC. Each Debt Instrument has been delivered to the Custodian.

     Section 3.04   (Reserved).
                    ----------

     Section 3.05   Purchase and Substitution.
                    -------------------------

     (a) It is understood and agreed that the representations and warranties set forth in Sections 3.03 shall survive the conveyance of the Home Loans
             -------------
to the Issuer, the Grant of the Home Loans to the Indenture Trustee and the delivery of the Securities to the Securityholders and shall be continuing as long as any Security is outstanding. Upon discovery by the Depositor, the Master Servicer, the Seller, the Custodian, the Issuer, the Indenture Trustee, the Securities Insurer or any Securityholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Home Loans or the interest of the Securityholders or the Securities Insurer, or which materially and adversely affects the interests of the Securityholders or the Securities Insurer in the related
Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Except with respect to a breach of the representations made by Mego pursuant to Section 3.03(b)(xxxii) and (xxxiii), in the event of a determination in Section 2.06(c) or a breach of a representation and warranty made pursuant to Section 3.03(b) that materially and adversely affects the interests of the Securityholders or the Security Insurer in the Home Loan with respect to which such representation is made or in the Home Loans and a failure within sixty Business Days of discovery or receipt of notice of such failure to effect a cure of the circumstances giving rise to such defect, Mego shall be obligated, on the Monthly Cut-Off Date next succeeding the expiration of such sixty-day period, to repurchase (or substitute for, to the extent permitted by subsection (b) below) the affected Home Loan. The Securities Insurer and the Indenture Trustee on behalf of the Securityholders agree that if an FHA Loan is a Defective Home Loan because a document is not included in the Servicer's Home Loan File as of the 60th Business Day after the discovery or receipt of notice thereof, such defect shall be deemed to be cured if the Indenture Trustee shall have received during the sixty-day period after such date a written statement addressed to it from the Director of HUD Title I Insurance Division that such document would not be required in connection with a claim for FHA Insurance with respect to such FHA Loan. Except as set forth in
Section 5 of the Indemnification Agreement, it is understood and agreed that the obligation of Mego to repurchase or substitute any such Home Loan pursuant to this Section shall constitute the sole remedy against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions. For purposes of calculating Business Days with respect to a Defective Loan that is an FHA Loan because a document is not included in the Servicer's Home Loan File in this Section 3.05(a), a Business Day shall not include any day on which the FHA is officially closed for reasons other than as specified in the definition of Business Day. With respect to representations and warranties made by Mego pursuant to Section 3.03(b) that are made to Mego's best knowledge, if it is discovered by any of the Depositor, Mego, the Indenture Trustee, the Owner Trustee or the Securities Insurer that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan, notwithstanding Mego's lack of knowledge, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

     With respect to a breach of the representations made by Mego pursuant to
Section 3.03(b)(xxxii) or (xxxiii) if the FHA has not assigned a case number under the Contract of Insurance to an FHA Loan to indicate that such FHA Loan is eligible for Title I Insurance coverage under the Contract of Insurance on or before the 120th day after the Closing Date, Mego shall be obligated, on the Monthly Cut-Off Date next succeeding such 120th day, to repurchase such FHA Loan. If the FHA Reserve Amount with respect to an FHA Loan has not been transferred to the FHA Insurance Coverage Reserve Account on or before the 150th day after the Closing Date, Mego shall be obligated, on the Monthly Cut-Off Date next succeeding such 150th day, to repurchase such FHA Loan.
The Claims Administrator shall give notice in writing to each of the Master Servicer, the Securities Insurer, the Depositor, Mego and the Indenture Trustee, the Owner Trustee of (i) any FHA Loan with respect to which there has not been assigned a case number under the Contract of Insurance on or before the 120th day after the Closing Date and (ii) any FHA Loan that has not been transferred to the FHA Insurance Coverage Reserve Account on or before the 150th day after the Closing Date. For purposes of calculating either 120 or 150 days from the Closing Date in this Section 3.05(a), any day on which the FHA is officially closed for reasons other than such day being a Saturday, Sunday or a day on which banking institutions in Washington, D.C. are authorized or obligated by law, executive order or governmental decree to be closed, shall not be counted in making such calculation.

     If Mego is required to repurchase any Home Loan on a Monthly Cut-Off Date that is not a Business Day, such repurchase shall be made on the last Business Day preceding such Monthly Cut-Off Date. Any Home Loan required to be purchased or repurchased pursuant to this Section 3.05(a) is referred to as a "Defective Home Loan."

     (b) Mego shall be obligated to repurchase a Defective Home Loan for the Purchase Price, payable to the Indenture Trustee in cash on the Monthly Cut-Off Date specified in Section 3.05(a) above, for deposit in the Note Distribution Account. Notwithstanding the foregoing, within two years of the Closing Date, Mego may elect in lieu of the purchase or repurchase of a Defective Home Loan as provided in this Section 3.05, to substitute, as of the Monthly Cut-off Date specified in Section 3.05(a), a Qualified Substitute Home Loan for the Defective Home Loan in accordance with the provisions of this Section 3.05.

     (c)  Mego shall notify the Master Servicer, the Indenture Trustee and the Securities Insurer in writing not less than five Business Days before the related Determination Date which is on or before the date on which Mego would otherwise be required to repurchase such Loan pursuant to Section 3.05(a) of its intention to effect a substitution under this Section. On such Determination Date (the "Substitution Date"), Mego shall deliver to the
                        -----------------
Indenture Trustee and the Securities Insurer a list of the Home Loans to be substituted for by such Qualified Substitute Home Loans, and attaching as an exhibit a supplemental Home Loan Schedule (the "Supplemental Loan Schedule") setting forth the same type of information appearing on the Loan Schedule and representing as to the accuracy thereof. In connection with any substitution pursuant to this Section 3.05, to the extent that the aggregate Principal Balance of any Qualified Substitute Home Loan or Home Loans is less than the aggregate Principal Balance of the corresponding Home Loan or Home Loans as of the Determination Date on which the substitution is being made, Mego shall deposit such difference (a "Substitution Adjustment Amount") to the Note Distribution Account on such date.

     (d) Concurrently with the satisfaction of the conditions set forth in this Section 3.05 and the Grant of such Qualified Substitute Home Loans to the Indenture Trustee pursuant to Section 3.05(b), Exhibit A to this Agreement shall be deemed to be amended to exclude all Home Loans being replaced by such Qualified Substitute Home Loans and to include the information set forth on the Supplemental Loan Schedule with respect to such Qualified Substitute Home Loans, and all references in this Agreement to Home Loans shall include such Qualified Substitute Home Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Qualified Substitute Home Loans.

     (e) Notwithstanding the provisions of Section 3.05(a), the Securities Insurer, in its sole discretion, may extend, by not more than 150 days from the date of the notice described in Section 3.05(a), the sixty-day period available, pursuant to Section 3.05(a), to Mego to cure the circumstances giving rise to a defect with respect to any Home Loan described in
Section 3.05.

     (f) With respect to all Defective Home Loans or other Home Loans repurchased by Mego pursuant to this Agreement, upon the deposit of the Purchase Price therefor to the Note Distribution Account, the Indenture Trustee shall assign to Mego, without recourse, representation or warranty, all the Indenture Trustee's right, title and interest in and to such Defective Home Loans or Home Loans, which right, title and interest were conveyed to the Indenture Trustee pursuant to Section 2.01, including, without limitation, the rights to any FHA Insurance reserves attributable to such Home Loans. The Indenture Trustee shall take any actions as shall be reasonably requested by Mego to effect the repurchase of any such Home Loans.


                                 ARTICLE IV.

                 ADMINISTRATION AND SERVICING OF HOME LOANS;
                -------------------------------------------
                            CLAIMS ADMINISTRATION
                            ---------------------

     Section 4.01   Servicing Standard.
                    ------------------

     (a) The Master Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Home Loans, and perform the other actions required by the Master Servicer under this Agreement. In performing its obligations hereunder the Master Servicer shall at all times act in good faith in a commercially reasonable manner in accordance with all requirements of the FHA applicable to the servicing of the FHA Loans and otherwise in accordance with applicable law and the Debt Instruments and Mortgages. The Master Servicer shall at all times service and administer the FHA Loans in accordance with Title I, and shall have full power and authority, acting alone and/or through the Servicer as provided in Section 4.02, subject only to this Agreement, the respective Home Loans, and, in the case of the FHA Loans, the specific requirements and prohibitions of Title I, to do any and all things in connection with such servicing and administration which are consistent with the manner in which prudent servicers service FHA Title I home improvement loans and which are consistent with the ordinary practices of prudent mortgage lending institutions, but without regard to:

            (i) any relationship that the Master Servicer, the Servicer or any affiliate of the Master Servicer or any Servicer may have with the related Obligor:

           (ii) Mego's obligations to repurchase or substitute for a Defective Home Loan pursuant to Section 3.05(b) or any FHA Loans pursuant to Section 4.12(b);

          (iii) the ownership of any Securities by the Master Servicer or any affiliate of the Master Servicer;

           (iv) the Master Servicer's obligation to make Interest Advances pursuant to Section 4.08(a), to make Foreclosure Advances pursuant to Section 4.08(b), or repurchase any FHA Loans pursuant to
     Section 4.12; or

            (v) the Master Servicer's right to receive compensation for its services as provided in Section 5.01(c)(i)(b).

     The Master Servicer may take any action hereunder, including exercising any remedy under any Home Loan, retaining counsel in connection with the performance of any of its obligations hereunder and instigating litigation to enforce any obligation of any Obligor, without the consent or approval of the Indenture Trustee or the Securities Insurer, unless any such consent or approval is expressly required hereunder or under applicable law.

     (b) The Indenture Trustee shall cause the Custodian to execute and return to the Master Servicer or the Servicer designated in a written instruction from the Master Servicer to the Indenture Trustee, within 5 days of the Indenture Trustee's receipt any and all documents or instruments necessary to maintain the lien created by any Mortgage on the related Property or any portion thereof, and, within 5 days of request by the Master Servicer or the Servicer therefor a power of attorney in favor of the Servicer with respect to any modification, waiver, or amendment to any document contained in any Home Loan File and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Home Loans and with respect to the related Mortgaged Properties prepared and delivered to the Indenture Trustee by the Master Servicer or any Servicer, all in accordance with the terms of this Agreement.

     (c) The Indenture Trustee shall cause the Custodian to furnish the Master Servicer or Servicer within 5 days of request of a Master Servicing Officer therefor any powers of attorney and other documents necessary and appropriate to carry out its servicing and administrative duties hereunder, including any documents or powers of attorney necessary to foreclose any Home Loan. The forms of any such powers or documents shall be appended to such requests.

     (d) The Servicer hereby incorporates by reference the representations, warranties and covenants made by it in Section 2.02 of the Servicing Agreement.

     Section 4.02   Servicing Arrangements.
                    ----------------------

     (a) On or prior to the date hereof, the Master Servicer has entered into a Servicing Agreement with respect to all of the Home Loans, in substantially the form of the Form of the Servicing Agreement attached hereto as Exhibit E with Mego, as Servicer. So long as no Securities Insurer Default shall have occurred and be continuing, upon the termination of the Servicing Agreement, the Master Servicer may only appoint or consent to the appointment or succession of a successor Servicer under the Servicing Agreement and may only enter into a substitute servicing agreement which is in form and substance as the Servicing Agreement attached hereto as Exhibit E (which, with the consent of the Securities Insurer, may differ in material respects from the Form of Servicing Agreement attached hereto as Exhibit E) and with a Person acceptable to the Securities Insurer and the Indenture Trustee. So long as no Securities Insurer Default exists, the Master Servicer shall not consent to any material amendment, modification or waiver of the provisions of a Servicing Agreement without the consent of the Securities Insurer and the Indenture Trustee.

     (b) No provision of this Agreement or the Servicing Agreement shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Indenture Trustee on behalf of Securityholders and the Securities Insurer with respect to the servicing and administration of the Home Loans as provided hereunder; it being understood that the Master Servicer shall be obligated with respect thereto to the same extent and under the same terms and conditions as if it alone were performing all duties and obligations set forth in this Agreement in connection with the collection, servicing and administration of such Home Loans.

     (c) Without limitation of the provisions of Section 4.02(b), the Master Servicer shall (i) review the servicing reports prepared by the Servicer in order to ensure the accuracy thereof, (ii) review the reports submitted by the Servicer to confirm that the Servicer is collecting and appropriately accounting for Obligor payments of premium on FHA Insurance on Invoiced Loans, (iii) otherwise monitor the performance by the Servicer under the Servicing Agreement and notify the Indenture Trustee and the Securities Insurer of any Servicer Termination Event, and (iv) be obligated to ensure that the Servicer deposits Payments into the Collection Account. In the event the Servicer fails to make such deposit, the Master Servicer will deposit such amounts as set forth in Section 5.01(a)(1).

     (d) The Master Servicer agrees that it shall at all times be prepared (and shall take all steps reasonably required by the Securities Insurer to ensure such preparation), to perform the obligations of the Servicer if the Servicer fails to perform its duties and obligations under the Servicing Agreement.

     (e) The Servicing Agreement may provide that the Servicer may retain, as additional compensation, prepayment penalties, assumption and processing fees paid by any Obligor and all similar fees customarily associated with the servicing of the Home Loans, including, but not limited to late charges, paid by any Obligor.

     (f) At the direction of the Securities Insurer, so long as no Securities Insurer Default exists, the Master Servicer shall terminate the Servicer upon the occurrence and continuance of Servicer Termination Event pursuant to the terms of the Servicing Agreement.

     (g) Mego, as Servicer, shall provide information to the Master Servicer monthly in a mutually agreeable format in order to enable the Master Servicer to independently reconfirm the loan-by-loan reconciliation of the outstanding Principal Balance of each Home Loan included in such information. The Master Servicer shall prepare exception reports, if necessary, showing all Principal Balance differences between the information provided by the Servicer and the confirmations prepared by the Master Servicer and shall furnish such reports to the Indenture Trustee for distribution to the Securities Insurer. If requested by the Securities Insurer, the Servicer shall provide to the Securities Insurer all information provided to the Master Servicer pursuant to this Section 4.02(g).

     Section 4.03   Servicing Record.
                    ----------------

     (a) The Master Servicer shall establish and maintain books and records for the Home Loans (the "Servicing Record"), in which the Master Servicer shall record: (i) all Payments received or collected by or on behalf of the Master Servicer (through the Servicer or otherwise) or received by the Indenture Trustee in respect of each Home Loan and each Foreclosed Property and (ii) all amounts owing to the Master Servicer in compensation for services rendered by the Master Servicer hereunder or in reimbursement of costs and expenses incurred by the Master Servicer hereunder. In addition, the Master Servicer shall establish and maintain records for the Insurance Record (which shall be part of each Servicing Record) in which the Master Servicer shall record all claims made under the Contract of Insurance, all payments received by or on behalf of the Contract of Insurance Holder from the FHA for each such claim and the amount of insurance coverage available in the Insurance Record.

     (b) Except as otherwise provided herein, amounts received or collected by or on behalf of the Master Servicer or the Indenture Trustee from or on behalf of any Obligor or in respect of any Foreclosed Property or from FHA with respect to a claim made under the Contract of Insurance shall be credited to the Servicing Record:

            (i) promptly following direct receipt or direct collection by the Master Servicer;

           (ii) in the case of a Home Loan directly serviced by a Servicer, promptly following deposit of the receipt or collection in the related Collection Account; or

          (iii) in the case of any amount received directly by the Indenture Trustee, promptly following the Master Servicer's actual knowledge of receipt by the Indenture Trustee pursuant to the notice required by Section 4.12(d) or otherwise;

but in any event not later than the Determination Date next following the date of receipt or collection by or on behalf of the Master Servicer (through the Servicer or otherwise) or receipt by the Indenture Trustee. Amounts received or collected by the Master Servicer in connection with the purchase or repurchase of any Home Loan or any Foreclosed Property shall be so recorded on and as of the date of receipt. The Servicing Record shall separately reflect amounts so received or collected by the Master Servicer in each Due Period. All Payments from Obligors received on FHA Loans from or on behalf of an Obligor shall be allocated in accordance with Title I.

     (c) The Master Servicer shall credit to the Servicing Record relating to each Due Period, on a Home Loan-by-Home Loan basis, each of the following Payments collected or received by or on behalf of the Master Servicer (through the Servicer or otherwise) or received by the Indenture Trustee in respect of each Home Loan and each Foreclosed Property:

            (i)     all payments on account of principal;

           (ii)     all payments on account of interest;

          (iii) all proceeds of the purchase or repurchase of any Home Loan pursuant to Section 3.05(a) or, with respect to FHA Loans,
     Section 4.12(b) and all Substitution Adjustment Amounts;

           (iv) all amounts paid by or on behalf of the related Obligor in respect of Foreclosure Advances previously advanced by the Master Servicer or the Servicer;

            (v) all revenues received or collected in respect of any Foreclosed Property, including all proceeds of the sale of any Foreclosed Property pursuant to Section 4.13;

           (vi) all proceeds of the sale of the Home Loans and any Foreclosed Properties pursuant to Section 11.01;

          (vii)     all FHA Insurance Payment Amounts; and

         (viii) all Insurance Proceeds, any condemnation awards or settlements or any payments made by any related guarantor or third-party credit-support provider and any and all other amounts received in respect of Home Loans and not specified above.

     (d) Notwithstanding anything to the contrary herein, the Master Servicer shall not be required to credit to the Servicing Record, and neither the Master Servicer nor any Securityholder shall have any right or interest in any amount due or received with respect to any Home Loan or any related Foreclosed Property subsequent to the date of repurchase of such Home Loan or Foreclosed Property from the Trust.

     (e) The Master Servicer shall separately record in each Servicing Record the items required to be included in the Master Servicer Certificate and additionally the following items to the extent not included therein:

            (i) on or before each Determination Date, the related unpaid Master Servicer Fee due the Master Servicer on the next Distribution Date;

           (ii) on or before each Determination Date, all amounts retained by the Servicer in respect of the preceding Due Period in respect of amounts due Independent Contractors hired by the Master Servicer to operate and manage a Foreclosed Property pursuant to
     Section 4.14(b);

          (iii) on or before each Determination Date, the amount of unreimbursed Interest Advances in respect of prior Distribution Dates and the amount which the Master Servicer or the Servicer is entitled to be reimbursed therefor in accordance with Section 4.08;

           (iv) on or before each Determination Date, all amounts due as of the preceding Monthly Cut-Off Date in reimbursement of Foreclosure Advances previously advanced by the Master Servicer or the Servicer (separately identifying the type and amount of each then due);

            (v) on or before each Determination Date and based on information provided to the Master Servicer by the Indenture Trustee, all Other Fees distributed pursuant to Section 5.01(c)(xi), as applicable on the next succeeding Distribution Date;

           (vi) promptly following each Distribution Date, the aggregate amount of the Master Servicer Fee and Servicer Fee paid to the Master Servicer or Servicer, respectively, on such Distribution Date pursuant to Section 5.01(c)(i)(b) and the aggregate amount of the Indenture Trustee Fee and Owner Trustee Fee paid to the Indenture Trustee and Owner Trustee, respectively, on such Distribution Date pursuant to
     Section 5.01(c)(i)(d);

          (vii) promptly following each Distribution Date, the aggregate amount of Interest Advances and Foreclosure Advances reimbursed to the Master Servicer or the Servicer on such Distribution Date;

         (viii) on or before each Determination Date, the Principal Balance of Home Loans that became Defaulted Home Loans during the prior Due Period;

           (ix) on or before each Determination Date, each Collateral Performance Percentage,

            (x) on or before each Determination Date, the amount deposited into each Collection Account representing payments by the related Obligors on Invoiced Loans in respect of premium on FHA Insurance;

           (xi) on or before each Determination Date, the amount remaining in the FHA Insurance Coverage Reserve Account with respect to all FHA Loans and the Related Series Loans, if any;

          (xii) on or before each Determination Date, identification by loan number, Obligor name, address of Property and Principal Balance of such Home Loan with respect to which the Master Servicer has requested that the Indenture Trustee obtain the environmental report required by
     Section 4.12 in connection with deciding pursuant to Section 4.12 to foreclose on or otherwise acquire title to the related Property;

         (xiii) on or before each Determination Date, the Principal Balance of each such Home Loan with respect to which the Master Servicer has determined under the circumstances described in the penultimate sentence of Section 4.12(a) that in good faith in accordance with customary mortgage loan servicing practices that all amounts which it expects to receive with respect to such Home Loan have been received; and

          (xiv) on or before each Determination Date, any other information with respect to the Home Loans reasonably required by the Indenture Trustee or the Securities Insurer to determine the amount required to be distributed pursuant to Section 5.01(c) and determinable by the Master Servicer without undue burden from the Servicer or the items otherwise required to be maintained in each Servicing Record.

     (f) On or before each Distribution Date, the Master Servicer will determine, based on the date of origination of the FHA Loans as set forth in the Home Loan Schedule, the amount of FHA insurance premium, if any, due on or prior to the next succeeding Distribution Date with respect to each FHA Loan. On or before such Distribution Date, the Master Servicer will compare such amounts with respect to each FHA Loan against amounts invoiced by FHA with respect to the Contract of Insurance as due on or prior to such next succeeding Distribution Date and report all discrepancies to the Indenture Trustee. Mego will assist the Indenture Trustee with the transfer of FHA Insurance with respect to each FHA Loan to the Contract of Insurance
Holder. The Master Servicer is not responsible for the transfer of FHA Insurance or the payment of any premium for FHA Insurance.

     Section 4.04   Annual Statement as to Compliance; Notice of Event of
                    -----------------------------------------------------
Default.
-------

     (a) The Master Servicer will deliver to the Indenture Trustee, the Depositor and the Securities Insurer on or before May 31 of each year, beginning in 1998 an Officer's Certificate signed by two Responsible Officers of the Master Servicer stating with respect to the Trust, that:

            (i) a review of the activities of the Master Servicer during the preceding calendar year (or in connection with the first such Officer's Certificate the period from the Closing Date through the end of 1997) and of the Master Servicer's performance under this Agreement with respect to such Trust has been made under the supervision of the signer of such Officer's Certificate; and

           (ii) to the best of such signer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year (or such portion of such year), or there has been a default in the fulfillment of any such obligation, in which case such Officer's Certificate shall specify each such default known to such signer and the nature and status thereof and what action the Master Servicer proposes to take with respect thereto.

     (b) The Master Servicer shall deliver to the Indenture Trustee, the Securities Insurer and the Depositor, promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under
Section 10.01. Each of Mego, the Depositor, the Securities Insurer, the Indenture Trustee, the Owner Trustee and the Master Servicer shall deliver to the other of such Persons promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 10.01.

     Section 4.05   Annual Independent Accountants' Report; Servicer
                    ------------------------------------------------
Review Report.
-------------

     (a) The Master Servicer shall cause a firm of Independent Accountants, who may also render other services to the Master Servicer, to deliver to the Indenture Trustee, Owner Trustee, the Depositor and the Securities Insurer on or before May 31 (or 150 days after the end of the Master Servicer's fiscal year) of each year, beginning on the first May 31 (or other applicable date) after the date that is six months after the Closing Date, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate) a report, conducted in accordance with generally accepted accounting principles (the "Accountant's Report") including: (i) an opinion on the financial position of the Master Servicer at the end of its most recent fiscal year, and the results of operations and changes in financial position of the Master Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) a statement to the effect that, based on an examination of certain specified documents and records relating to the servicing of the Master Servicer's mortgage loan portfolio or the affiliate of the Master Servicer principally engaged in the servicing of mortgage loans conducted in compliance with the audit program for mortgages serviced for FNMA, the United States Department of Housing and Urban Development Mortgagee Audit Standards or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards") such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for such exceptions as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

     (b) In addition, the Master Servicer will provide a report of a firm of Independent Accountants which shall state that (1) a review in accordance with agreed upon procedures (determined by the Securities Insurer) was made of such number of Master Servicer Certificates which the Independent Accountants deem necessary to carry out their review of Master Servicer performance, but in no case less than two and (2) except as disclosed in the Accountant's Report, no exceptions or errors in the Master Servicer Certificates so examined were found. The Accountant's Report shall also indicate that the firm is independent of the Master Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     (c) The Master Servicer shall mail a copy of the Servicer Review Report and any report or statement of the Servicer prepared pursuant to Section 6.04 of the Servicing Agreement to the Indenture Trustee.

     (d) (1) The Master Servicer shall, unless otherwise directed by the Securities Insurer, cause a firm of Independent Accountants chosen with the consent of the Securities Insurer to review, annually within 90 days after each anniversary of the Closing Date, in accordance with agreed upon procedures (determined by the Securities Insurer) the performance of the Servicer under the Servicing Agreement in order to confirm that the records of the Servicer accurately reflect collections, delinquencies and other relevant data with respect to the Loans reported to the Master Servicer for the purpose of preparation of the Servicing Record, and that such data is accurately reported to the Master Servicer for reflection in the Servicing Record. Any exceptions or errors disclosed by such procedures shall be included in a report delivered to the Master Servicer, the Indenture Trustee, Owner Trustee and the Securities Insurer (the "Servicer Review Report").

          (2) If the Securities Insurer, upon receipt and review of the Servicer Review Report, determines in its sole discretion that the errors or exceptions disclosed by the Servicer Review Report warrant further review of the performance of the Servicer, then the Securities Insurer may, so long as no Securities Insurer Default exists, direct the Master Servicer to cause such firm of Independent Accountants to perform such further review with respect to the performance of Servicer as is reasonably requested by the Securities Insurer.

          (3) In addition to the foregoing, the Securities Insurer may at any time and from time to time, so long as no Securities Insurer Default exists, direct the Master Servicer to cause such firm of Independent Accountants to conduct such additional reviews and prepare such additional reports with respect to the performance of any Servicer as the Securities Insurer deems reasonably appropriate.

     Section 4.06   Access to Certain Documentation and Information
                    -----------------------------------------------
Regarding Home Loans.
--------------------

     The Master Servicer shall provide to representatives of the Indenture Trustee or the Securities Insurer reasonable access to (a) the documentation regarding the Home Loans and to those employees of the Master Servicer who are responsible for the performance of the Master Servicer's duties hereunder and (b) the books of account, records, reports and other papers of the Master Servicer and to discuss its affairs, finances and accounts with its employees and Independent accountants for the purpose of reviewing or evaluating the financial condition of the Master Servicer. The Master Servicer shall provide such access to any Securityholder only in such cases where the Master Servicer is required by applicable statutes or regulations (whether applica-ble to the Master Servicer or to such Securityholder) to permit such Securityholder to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Any Securityholder, by its acceptance of a Security (or by acquisition of its beneficial interest therein), shall be deemed to have agreed to keep confidential and not to use for its own benefit any information obtained by it pursuant to this Section, except as may be required by applicable law or by any applicable regulatory authority.

     Section 4.07   (Reserved)

     Section 4.08   Advances.
                    --------

     (a) With respect to the Home Loans (other than Defaulted Home Loans) and each Distribution Date, the Master Servicer shall advance from its own funds and deposit into the Note Distribution Account or from funds on deposit in the related Collection Account in respect of amounts available for distribution on future Distribution Dates, no later than the related Determination Date, the excess, if any, of (i) the aggregate of the portions of the Monthly Payments due with respect to all Home Loans in the related Due Period allocable to interest (calculated at a rate equal to the Net Loan
Rate) less any Civil Relief Act Interest Shortfalls over (ii) the aggregate amount deposited into the Note Distribution Account with respect to all Home Loans and such Distribution Date and allocated in accordance with Section 4.03(c) to interest (such amounts, "Interest Advances"). Any funds so applied from funds on deposit in the Collection Account in respect of amounts available for distribution on future Distribution Dates shall be reimbursed by the Master Servicer on or before any future Distribution Date to the extent that funds on deposit in the Note Distribution Account applied in the order of priority set forth in such Section 5.01(c) would be less than the amount required to be distributed pursuant to Section 5.01(c) on such dates as a result of such Interest Advances.

     Notwithstanding anything herein to the contrary, no Interest Advance shall be required to be made hereunder if the Master Servicer determines that such Interest Advance would, if made, constitute a Nonrecoverable Advance.

     (b) The Master Servicer shall advance from its own funds the following amounts in respect of any Mortgage Loan or Foreclosed Property, as applicable (collectively, "Foreclosure Advances"):

            (i) all third party costs and expenses (including legal fees and costs and expenses relating to bankruptcy or insolvency proceedings in respect of any Obligor) associated with the institution of foreclosure or other similar proceedings in respect of any Home Loan pursuant to Section 4.12;

           (ii) all insurance premiums due and payable in respect of each Foreclosed Property, prior to the date on which the related Insurance Policy would otherwise be terminated;

          (iii) all real estate taxes and assessments in respect of each Foreclosed Property that have resulted in the imposition of a lien thereon, other than amounts that are due but not yet delinquent;

           (iv) all costs and expenses necessary to maintain each Foreclosed Property;

            (v) all fees and expenses payable to any Independent Contractor hired to operate and manage a Foreclosed Property pursuant to
     Section 4.14(b); and

           (vi) all fees and expenses of any Independent appraiser or other real estate expert retained by the Indenture Trustee pursuant to
     Section 4.13(a).

The Master Servicer shall advance the Foreclosure Advances described in clauses (i) through (v) above if, but only if, it has approved the foreclosure or other similar proceeding in writing and the Master Servicer would make such an advance if it or an affiliate held the affected Mortgage Loan or Foreclosed Property for its own account and, in the Master Servicer's good faith judgment, such advance would not constitute a nonrecoverable advance. In making such assessment with respect to the institution of such proceedings, the Master Servicer shall not advance funds with respect to a Mortgage Loan unless the appraised value of the related Property exceeds the sum of (i) the amounts necessary to satisfy any liens prior to the liens on Mortgages securing such Mortgage Loan and (ii) the reasonably anticipated costs of foreclosure or similar proceedings.

     Section 4.09   Reimbursement of Interest Advances and Foreclosure
                    --------------------------------------------------
Advances.
--------

     (a)  The Master Servicer shall be entitled to be reimbursed pursuant to
Section 5.01(c) for previously unreimbursed Interest Advances made from its own funds or any such previously unreimbursed Interest Advance by the Servicer with respect to a Home Loan on Distribution Dates subsequent to the Distribution Date in respect of which such Interest Advance was made from Payments with respect to such Home Loan. If a Home Loan shall become a Defaulted Home Loan and the Master Servicer shall not have been fully reimbursed for any such Interest Advances with respect to such Home Loan, the Master Servicer shall be entitled to be reimbursed for the outstanding amount of such Interest Advances from unrelated Home Loans pursuant to Section 5.01(c). No interest shall be due to the Master Servicer in respect of any Interest Advance for any period prior to the reimbursement thereof.

     (b)  The Master Servicer shall be entitled to be reimbursed pursuant to
Section 5.01(c) from related Payments for Foreclosure Advances advanced on or prior to the related Monthly Cut-Off Date but only to the extent the Master Servicer has satisfied the requirements of Section 4.08. No interest shall be due to the Master Servicer in respect of any Foreclosure Advance for any period prior to the reimbursement thereof.

     (c) The Indenture Trustee shall offset against amounts otherwise distributable to the Master Servicer pursuant to Section 5.01(c), amounts, if any, which were required to be deposited in any Collection Account pursuant to Section 5.01(c) with respect to the related Due Period but which were not so deposited.

     Section 4.10.  Modifications, Waivers, Amendments and Consents.
                    -----------------------------------------------

     (a) The Master Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Loan unless, in the Master Servicer's good faith judgment, such modification, waiver or amendment (i) would minimize the loss that might otherwise be experienced with respect to such Home Loan, and (ii) in the case of any FHA Loan, complies with the requirements of Title I or is required by Title I and such FHA Loan has experienced a payment default or a payment default is reasonably foreseeable by the Master Servicer. The Master Servicer shall agree to subordinate the position of the security interest in the Property which secures any FHA Loan upon the Master Servicer's receipt of written approval of HUD to such subordination or written certification by the Servicer that such proposed subordination complies with current published HUD requirements and provided such subordination (i) would permit the Obligor to refinance a senior lien to take advantage of a lower interest rate or (ii) would permit the Obligor to extend the term of the senior lien. Notwithstanding the foregoing, at no time shall the aggregate of the Principal Balances of Home Loans modified, waived or amended without the prior or subsequent approval of the Securities Insurer exceed 3% of the aggregate of the Initial Pool Principal Balance and no modification or amendment of a Home Loan shall involve the execution by the Obligor of a new Debt Instrument or, with respect to any Mortgage Loan, of a new Mortgage. At the request of the Master Servicer, the Securities Insurer, at its discretion, may approve an increase in or waiver of the percentage referred to in the previous sentence, such approval not to be unreasonably withheld.

     (b) The Master Servicer shall notify the Indenture Trustee and the Securities Insurer of any modification, waiver or amendment of any provision of any Home Loan and the date thereof, and shall deliver to the Indenture Trustee for deposit in the related Home Loan File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof. Such notice shall state that the conditions contained in this Section 4.10 have been satisfied.

     Section 4.11.  Due-On-Sale; Due-on-Encumbrance.
                    -------------------------------

     (a) If any Home Loan contains a provision, in the nature of a "due-on-sale" clause, which by its terms:

            (i) provides that such Home Loan shall (or may at the Obligee's option) become due and payable upon the sale or other transfer of an interest in the related Property; or

           (ii) provides that such Home Loan may not be assumed without the consent of the related Obligee in connection with any such sale or other transfer,

then, for so long as such Home Loan is included in the Trust, the Master Servicer, on behalf of the Indenture Trustee, shall exercise any right the Trust or the Indenture Trustee may have as the Obligee of record with respect to such Home Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with the servicing standard set forth in Section 4.01.

     (b) If any Home Loan contains a provision, in the nature of a "due-on-encumbrance" clause, which by its terms:

            (i) provides that such Home Loan shall (or may at the Obligee's option) become due and payable upon the creation of any lien or other encumbrance on the related Property; or

           (ii) requires the consent of the related Obligee to the creation of any such lien or other encumbrance on the related Property,

then, for so long as such Home Loan is included in the Trust, the Master Servicer, on behalf of the Trust or the Indenture Trustee, shall exercise any right the Indenture Trustee may have as the Obligee of record with respect to such Home Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the servicing standard set forth in Section 4.01.

     (c) Nothing in this Section 4.11 shall constitute a waiver of the Indenture Trustee's right to receive notice of any assumption of a Home Loan, any sale or other transfer of the related Property or the creation of any lien or other encumbrance with respect to such Property.

     (d) Except as otherwise permitted by Section 4.10, the Master Servicer shall not agree to modify, waive or amend any term of any Home Loan in connection with the taking of, or the failure to take, any action pursuant to this Section 4.11.

     Section 4.12.  Claim for FHA Insurance and Foreclosure.
                    ---------------------------------------

     (a) (x) If any Monthly Payment due under any FHA Loan is not paid when the same becomes due and payable, or if the Obligor fails to perform any other covenant or obligation under such FHA Loan and such failure continues beyond any applicable grace period, the Master Servicer shall take such action (consistent with Title I, including efforts to cure the default of such FHA Loan pursuant to 24 C.F.R. Section 201.50) as it shall deem to be in the best interest of the Trust. If the maturity of the related Note has been accelerated pursuant to the requirements under Title I following the Master Servicer's efforts to cure the default of such FHA Loan (and such FHA Loan is not required to be purchased pursuant to Section 2.04(b)), and (i) if an FHA Insurance Coverage Insufficiency does not exist at the time, the Claims Administrator shall initiate, on behalf of the Trust and the Contract of Insurance Holder, a claim under the Contract of Insurance for reimbursement for loss on such FHA Loan pursuant to Title I (see 24 C.F.R. Section 201.54), or (ii) if an FHA Insurance Coverage Insufficiency exists at the time, the Master Servicer shall determine within 90 days in accordance with Section 4.12(c) whether or not to proceed against the Property securing such FHA Loan, if such FHA Loan is a Mortgage Loan or against the Obligor, if such FHA Loan is unsecured, and if thereafter an FHA Insurance Coverage Insufficiency does not exist, the Claims Administrator may submit a claim under the Contract of Insurance with respect to such FHA Loan if it has obtained the prior approval of the Secretary of HUD pursuant to 24 C.F.R. Section 201.51; or (y) if any Monthly Payment due under any Non-FHA Loan is not paid when the same is due and payable, or if the Obligor fails to perform any other covenant or obligation under such Non-FHA Loan and such failure continues beyond any applicable grace period, the Master Servicer shall take such action as it shall deem to be in the best interest of the Trust; including but not limited to proceeding against the Property securing such Non-FHA Loan.

     In the event that in accordance with clauses (a)(x)(ii) and (y) above the Master Servicer determines not to proceed against the Property or Obligor, as applicable, on or before the Determination Date following such determination the Master Servicer shall determine in good faith in accordance with customary servicing practices that all amounts which it expects to receive with respect to such Loan have been received. If the Master Servicer makes such a determination, it shall give notice to such effect pursuant to Section 4.03(e)(xiv).

     (b) If the Claims Administrator initiates a claim for reimbursement for loss on any FHA Loan under this Section, the Claims Administrator shall comply with applicable provisions of Title I and diligently pursue such claim and, in any event, shall initiate such claim no later than the last day permitted under Title I (see 24 C.F.R. Section 201.54(b)). For purposes of this Agreement, the term "initiate a claim for reimbursement" shall mean the filing of the claim application pursuant to the requirements set forth in 24 C.F.R. Section 201.54, including the filing of all related assignments and documents and materials required for file review. For the purposes of such filing, the Claims Administrator shall request, and the Co-Owner Trustee within 5 calendar days of request shall deliver to the Claims Administrator, the Note and the related Mortgage for such FHA Loan and each other item in the related File necessary to make such claim. Each Securityholder hereby consents to the assignment of such FHA Loan for the sole purpose of initiating a claim under the Contract of Insurance for reimbursement with respect to such FHA Loan. Pursuant to Section 4.12(i), the Contract of Insurance Holder shall furnish the Claims Administrator a power of attorney to file claims under the Contract of Insurance. The Co-Owner Trustee and Contract of Insurance Holder agree to execute and deliver to the Claims Administrator, within 5 Business Days of receipt from the Claims Administrator, all documents, if any, necessary to initiate and file a claim under the Contract of Insurance for such FHA Loan, which documents shall be prepared by the Claims Administrator. If any claim to the FHA becomes a Rejected Claim, upon receipt of the FHA's rejection notice by the Claims Administrator directly from the FHA or from the Contract of Insurance Holder pursuant to Section 4.12(e) and a determination by the Claims Administrator that the rejection was not due to clerical error, then the Claims Administrator shall promptly notify the Contract of Insurance Holder (if such notice has not already been given), the Indenture Trustee and the Securities Insurer of the notice of a Rejected Claim.

     If the FHA indicates in writing that the claim is a Rejected Claim due to reasons other than a failure to service the related FHA Loan in accordance with Title I after the Closing Date, Mego shall repurchase the FHA Loan on or before the Monthly Cut-Off Date next following the date of such notice from the Claims Administrator to repurchase such FHA Loan, either directly from FHA or from the Trust, for the Purchase Price. If FHA indicates in writing that the claim is a Rejected Claim due to a failure to service such FHA Loan in accordance with Title I after the Closing Date, the Claims Administrator shall immediately notify Mego, the Master Servicer, the Contract of Insurance Holder, the Trust, the Indenture Trustee and the Securities Insurer of such determination, and the Master Servicer shall on or before the later to occur of (i) the next succeeding Monthly Cut-Off Date and (ii) ten Business Days from the date on which such rejection notice is received by the Claims Administrator, purchase such FHA Loan either directly from FHA or from the Trust, for the Purchase Price. In the event that the FHA fails to indicate in writing why the claim is a Rejected Claim, the Claims Administrator shall determine why the claim is a Rejected Claim. If the Claims Administrator determines that the claim is a Rejected Claim for reasons other than a servicing failure that occurred after the Closing Date, Mego shall be obligated to repurchase such FHA Loan for the Purchase Price. If the Claims Administrator determines that the claim is a Rejected Claim due to a servicing failure that occurred after the Closing Date, the Master Servicer shall be obligated to repurchase such FHA Loan for the Purchase Price. Notwithstanding any provisions herein to the contrary, neither Mego nor the Master Servicer shall be required to repurchase or purchase, as applicable, any FHA Loan subject to a Rejected Claim as a result of the depletion of the amount of the FHA Insurance Coverage Reserve Account as shown in the Insurance Record.

     (c) In accordance with the criteria for proceeding against the Property set forth in Section 4.12(a), with respect to an FHA Loan that is a Mortgage Loan that has been accelerated pursuant to the requirements of Title I following the Master Servicer's efforts to cure the default of the FHA Loan, and with respect to a Non-FHA Loan that is a Mortgage Loan, unless otherwise prohibited by applicable law or court or administrative order, the Master Servicer, on behalf of the Trust and the Indenture Trustee, may, at any time, institute foreclosure proceedings, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to the related Property, by operation of law or otherwise.

     In accordance with the criteria for proceeding against the Property set forth in Section 4.12(a), with respect to FHA Loans that are Mortgage Loans and with respect to the Non-FHA Loans, the Master Servicer shall institute foreclosure proceedings, repossess, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to any Property, by operation of law or otherwise only in the event that in the Master Servicer's reasonable judgement such action is likely to result in a positive economic benefit to the Trust by creating net liquidation proceeds (after reimbursement of all amounts owed with respect to such Home Loan to the Master Servicer or the Servicer) and provided that, with respect to any Property, prior to taking title thereto, the Master Servicer has requested that the Indenture Trustee obtain, and the Indenture Trustee shall have obtained, an environmental review to be performed on such Property by a company with recognized expertise, the scope of which is limited to the review of public records and documents for information regarding whether such Property has on it, under it or is near, hazardous or toxic material or waste. If such review reveals that such Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Indenture Trustee shall provide a copy of the related report to the Master Servicer and the Securities Insurer and title shall be taken to such Property only after obtaining the written consent of the Securities Insurer.

     In connection with any foreclosure proceeding on an FHA Loan, the Master Servicer shall comply with the requirements under Title I, shall follow such practices and procedures in a manner which is consistent with the Master Servicer's procedure for foreclosure with respect to similar FHA Title I loans held in the Master Servicer's portfolio for its own account or, if there are no such loans, FHA Title I loans serviced by the Master Servicer for others. To the extent required by Section 4.08, the Master Servicer shall advance all necessary and proper Foreclosure Advances until final disposition of the Foreclosed Property and shall manage such Foreclosed Property pursuant to Section 4.14. If, in following such foreclosure procedures, title to the Foreclosed Property is acquired, the deed or certificate of sale shall be issued to the Co-Owner Trustee and the Indenture Trustee.

     (d) With respect to any FHA Loan, each of the Co-Owner Trustee, Owner Trustee, Indenture Trustee and the Contract of Insurance Holder shall deposit in the Note Distribution Account on the day of receipt all amounts received from the FHA or any other Person with respect to such FHA Loans or any other assets of the Trust and shall transmit by facsimile, or such other method requested by the Master Servicer, Claims Administrator or the Securities Insurer, to the Master Servicer, Claims Administrator and the Securities Insurer on each such day the letter of transmittal received from the FHA and any other documents with respect to such receipt. Each of the Co-Owner Trustee, Owner Trustee, Indenture Trustee and the Contract of Insurance Holder shall also promptly deliver to the Claims Administrator copies of any other correspondence received from the FHA or sent to the FHA by the Co-Owner Trustee, Owner Trustee, Indenture Trustee or the Contract of Insurance Holder, as the case may be, including, but not limited to, any correspondence regarding the balance of the FHA Insurance Coverage Reserve Account, premiums due and claims rejected.

     (e) If, prior to the Termination Date, the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Contract of Insurance Holder repurchase such FHA Loan, the Claims Administrator shall pursue such appeals with the FHA as are reasonable. If the FHA continues to demand that the Contract of Insurance Holder repurchase such FHA Loan after the Claims Administrator exhausts such administrative appeals as are reasonable, then notwithstanding that Mego, the Master Servicer or any other person is required to repurchase such FHA Loan under this Agreement, the Claims Administrator shall notify the Contract of Insurance Holder of such fact and the Contract of Insurance Holder in its capacity as Co-Owner Trustee and the Indenture Trustee shall repurchase such FHA Loan from funds available in the Note Distribution Account. The Claims Administrator shall, to the extent possible, direct the Indenture Trustee to make all such repurchases of FHA Loans once a month and to repurchase any and all such FHA Loans from the FHA in that portion of the calendar month after each Distribution Date.
If the Indenture Trustee withdraws any amounts from the Trust for such purpose between the Determination Date and Distribution Date of any month, the Master Servicer shall prepare the Master Servicer Certificate provided under
Section 6.01 for such Distribution Date (or promptly revise the Master Servicer Certificate if already prepared for such Distribution Date) to reflect such withdrawals as if made on such Determination Date and the Trustee shall revise its determination pursuant to Section 6.01 accordingly. To the extent allowed by FHA, Mego may repurchase directly from FHA any FHA Loan for which an insurance claim has been paid and later rejected by FHA.
If the FHA indicates in writing in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to other than (i) a failure to service the FHA Loan in accordance with Title I after the Closing Date or (ii) the amount in the FHA Insurance Coverage Reserve Account is insufficient to pay such claim, or if the FHA does not indicate in writing the reason for its rejection or refusal, Mego shall be liable to reimburse the Trust for any amounts paid by the Indenture Trustee to the FHA in order to repurchase such FHA Loan. Subject to Section 4.12(b), if the FHA indicates in writing, or it is agreed by the Master Servicer, in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to a failure to service such Loan in accordance with Title I after the Closing Date, the Master Servicer shall be liable to reimburse the Trust or Mego for any amounts paid by the Trust or Mego, as the case may be, to FHA in order to repurchase FHA Loans for which the FHA has rejected an insurance claim as a result of a failure to service such FHA Loan in accordance with Title I.

     (f) If, after the Termination Date, the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Contract of Insurance Holder repurchase such FHA Loan, the Claims Administrator shall pursue such appeals with the FHA as are reasonable. If the FHA continues to demand that the Contract of Insurance Holder repurchase such FHA Loan after the Claims Administrator exhausts such administrative appeals as are reasonable, then notwithstanding that Mego or any other person is required to repurchase such FHA Loan under this Agreement, the Claims Administrator shall notify the Contract of Insurance Holder of such fact and the Contract of Insurance Holder shall repurchase such FHA Loan from the FHA. If the FHA indicates in writing in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to other than (i) a failure to service the FHA Loan in accordance with Title I after the Closing Date or (ii) the amount in the FHA Insurance Coverage Reserve Account is insufficient to pay such claim, or if FHA does not indicate in writing the reason for its rejection or refusal, Mego shall be liable to reimburse the Contract of Insurance Holder for any amounts paid by the Contract of Insurance Holder to the FHA in order to repurchase such FHA Loan. Subject to Section 4.12(b), if the FHA indicates in writing, or it is agreed by the Master Servicer, in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to a failure to service such FHA Loan in accordance with Title I after the Closing Date, the Master Servicer shall be liable to reimburse the Contract of Insurance Holder or Mego for any amounts paid by the Contract of Insurance Holder or Mego to FHA in order to repurchase FHA Loans for which the FHA has rejected an insurance claim as a result of a failure to service such FHA Loan in accordance with Title I.

     (g) The Claims Administrator shall be entitled to reimbursement of expenses associated with the filing of any FHA Insurance claim from and to the extent that such amounts are reimbursed by HUD.

     (h) The Indenture Trustee shall furnish the Claims Administrator or the Servicer, as applicable, within 5 days of request of the Claims Administrator or the Servicer therefor any powers of attorney and other documents necessary and appropriate to carry out its respective duties hereunder, including any documents or powers of attorney necessary to foreclose or file a claim with respect to any FHA Loan and to file claims with the FHA under the Contract of Insurance. The forms of any such powers or documents shall be appended to such requests. The Contract of Insurance Holder shall furnish the Claims Administrator or the Servicer, as applicable, within 5 days of request of the Claims Administrator or the Servicer therefor any powers of attorney and other documents necessary and appropriate to carry out its administrative duties pursuant to Section 4.12.

     Section 4.13.  Sale of Foreclosed Properties.
                    -----------------------------

     (a) The Master Servicer may offer to sell to any Person any Foreclosed Property, if and when the Master Servicer determines consistent with the Servicing Standard and that such a sale would be in the best interests of the Trust, but shall, with respect to the FHA Loans, in any event, so offer to sell any Foreclosed Property in accordance with the criteria set forth in
Section 4.12 and no later than the time determined by the Master Servicer to be sufficient to result in the sale of such Foreclosed Property on or prior to the date specified in Section 4.12(d). The Master Servicer shall give the Indenture Trustee and the Securities Insurer not less than five days' prior notice of its intention to sell any Foreclosed Property, and shall accept the highest bid received from any Person for any Foreclosed Property in an amount at least equal to the sum of:

            (i) the Principal Balance of the related foreclosed Home Loan, unreimbursed Foreclosure Advances plus the outstanding amount of any liens superior in priority, if any, to the lien of the foreclosed Home Loan; and

           (ii) all unpaid interest accrued thereon at the related Home Loan Interest Rate through the date of sale.

In the absence of any such bid, the Master Servicer shall accept the highest bid received from any Person that is determined to be a fair price for such Foreclosed Property by the Master Servicer, if the highest bidder is a Person other than an Interested Person, or by an Independent appraiser retained by the Master Servicer, if the highest bidder is an Interested Person. In the absence of any bid determined to be fair as aforesaid, the Master Servicer shall offer the affected Foreclosed Property for sale to any Person, other than an Interested Person, in a commercially reasonable manner for a period of not less than 10 or more than 30 days, and shall accept the highest cash bid received therefor in excess of the highest bid previously submitted. If no such bid is received, any Interested Person may resubmit its original bid, and the Master Servicer shall accept the highest outstanding cash bid, regardless of from whom received. No Interested Person shall be obligated to submit a bid to purchase any Foreclosed Property, and notwithstanding anything to the contrary herein, neither the Indenture Trustee, in its individual capacity, nor any of its affiliates may bid for or purchase any Foreclosed Property pursuant hereto.

     (b) In determining whether any bid constitutes a fair price for any Foreclosed Property or to effectuate the payment of a claim under the Contract of Insurance, the Master Servicer shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the financial standing of any tenant of the Foreclosed Property, the physical condition of the Foreclosed Property, the state of the local and national economies and, with respect to the FHA Loans which are Mortgage Loans, the Trust's obligation to dispose of any Foreclosed Property within the time period specified in
Section 4.12(d).

     (c) Subject to the provision of Section 4.12, the Master Servicer shall act on behalf of the Indenture Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Foreclosed Property, including the collection of all amounts payable in connection therewith. Any sale of a Foreclosed Property shall be without recourse to the Indenture Trustee, the Master Servicer or the Trust, and if consummated in accordance with the terms of this Agreement, neither the Master Servicer nor the Indenture Trustee shall have any liability to any Securityholder with respect to the purchase price therefor accepted by the Master Servicer or the Indenture Trustee.

     Section 4.14.  Management of Real Estate Owned.
                    -------------------------------

     (a) If the Trust acquires any Foreclosed Property pursuant to Section 4.12, the Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection therewith as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Securityholders.

     (b) The Master Servicer may contract with any Independent Contractor for the operation and management of any Foreclosed Property, provided
                                                             --------
that:

            (i) the terms and conditions of any such contract may not be inconsistent herewith;

           (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor remit all related Payments to the Master Servicer as soon as practicable, but in no event later than two Business Days following the receipt thereof by such Independent Contractor;

          (iii) none of the provisions of this Section 4.14(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Indenture Trustee for the benefit of Securityholders with respect to the operation and management of any such Foreclosed Property; and

           (iv) the Master Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosed Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, but shall be entitled to be reimbursed for all such fees advanced by it pursuant to
Section 4.08(b)(v) in the manner provided in Section 4.09(b).

     Section 4.15.  Inspections.
                    -----------

     The Master Servicer shall inspect or cause to be inspected each Property that secures any Home Loan at such times and in such manner as are consistent with the servicing standard set forth in Section 4.01.

     Section 4.16.  Maintenance of Insurance.
                    ------------------------

     (a) The Master Servicer shall maintain or cause to be maintained with respect to each Property securing an FHA Loan such insurance as is required with respect thereto by Title I. The Master Servicer shall cause to be maintained for each Foreclosed Property acquired by the Trust such types and amounts of insurance coverage as the Master Servicer shall deem reasonable. The Master Servicer shall cause to be maintained for each Non-FHA Loan, fire and hazard insurance naming Mego as loss payee thereunder providing extended coverage in an amount which is at least equal to the least of (i) the maximum insurable value of the improvements securing such Non-FHA Loan from time to time, (ii) the combined principal balance owing on such Non-FHA Loan and any mortgage loan senior to such Non-FHA Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. In cases in which any Property securing a Non-FHA Loan is located in a federally designated flood area, the hazard insurance to be maintained for the related Loan shall include flood insurance to the extent such flood insurance is available and the Master Servicer has determined such insurance to be necessary in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans. All such flood insurance shall be in amounts equal to the least of (A) the maximum insurable value of the improvement securing such Non-FHA Loan, (B) the combined principal balance owing on such Non-FHA Loan and any mortgage loan senior to such Non-FHA Loan and (c) the maximum amount of insurance available to the lender under the National Flood Insurance Act of 1968, as amended.

     (b) Any amounts collected by the Master Servicer under any Insurance Policies, shall be paid over or applied by the Master Servicer as follows:

            (i)     In the case of amounts received in respect of any Home
     Loan:

               (A) for the restoration or repair of the affected Property, in which event such amounts shall be released to the Obligor in accordance with the terms of the related Debt Instrument or to the extent not so used, or

               (B) in reduction of the Principal Balance of the related Home Loan, in which event such amounts shall be credited to the related Servicing Record,

unless the related instruments require a different application, in which case such amounts shall be applied in the manner provided therein; and

           (ii) Subject to Section 4.14, in the case of amounts received in respect of any Foreclosed Property, for the restoration or repair of such Foreclosed Property, unless the Master Servicer determines, consistent with the servicing standard set forth in Section 4.01, that such restoration or repair is not in the best economic interest of the Trust, in which event such amounts shall be credited, as of the date of receipt, to the applicable Servicing Record, as a Payment received from the operation of such Foreclosed Property.

     Section 4.17.  Release of Files.
                    ----------------

     (a)  If with respect to any Home Loan:

            (i) the outstanding Principal Balance of such Home Loan plus all interest accrued thereon shall have been paid;

           (ii) the Master Servicer, or the Servicer shall have received, in escrow, payment in full of such Home Loan in a manner customary for such purposes;

          (iii) such Home Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Home Loan has been conveyed to the Trust pursuant to Section 3.05;

           (iv) such Home Loan or the related Foreclosed Property has been sold in connection with the termination of the Trust pursuant to
     Section 11.01;

            (v) the FHA has paid a claim with respect to such Home Loan that is an FHA Loan under the Contract of Insurance; or

           (vi)     the related Foreclosed Property has been sold pursuant to
     Section 4.13.

In each such case, the Servicer shall deliver a certificate to the effect that the Servicer has complied with all of its obligations under the Servicing Agreement with respect to such Home Loan and requesting that the Indenture Trustee release to the Servicer the related Home Loan File, then the Indenture Trustee shall, within three Business Days or such shorter period as may be required by applicable law, release, or cause the Custodian to release (unless such Home Loan File has previously been released), the related Home Loan File to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Home Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

     (b) From time to time and as appropriate for the servicing or foreclosure of any Home Loan or to effectuate the payment of a claim under the Contract of Insurance, the Indenture Trustee shall, upon request of the Servicer, release the related File (or any requested portion thereof) to the Servicer. Such receipt shall obligate the Servicer, to return the File (or such portion thereof) to the Indenture Trustee when the need therefor by the Servicer, no longer exists unless any of the conditions specified in subsection (a) above, is satisfied prior thereto. The Indenture Trustee shall release such receipt to the Servicer (i) upon the Servicer's return of the Servicer's Home Loan File (or such portion thereof) to the Indenture Trustee or (ii) if any of the conditions specified in subsection (a) has been satisfied, and the Servicer has not yet returned the Servicer's Home Loan File (or such portion thereof) to the Indenture Trustee, upon receipt of a certificate certifying that any of such condition has been satisfied.

     Section 4.18.  Filing of Continuation Statements.
                    ---------------------------------

     On or before the fifth anniversary of the filing of any financing statements by Mego and the Depositor, respectively, with respect to the assets conveyed to the Trust, Mego and the Depositor shall prepare, have executed by the necessary parties and file in the proper jurisdictions all financing and continuation statements necessary to maintain the liens, security interests, and priorities of such liens and security interests that have been granted by Mego and the Depositor, respectively, and Mego and the Depositor shall continue to file on or before each fifth anniversary of the filing of any financing and continuation statements such additional financing and continuation statements until the Trust has terminated pursuant to
Section 9.1 of the Trust Agreement. The Indenture Trustee agrees to cooperate with Mego and the Depositor in preparing, executing and filing such statements. The Indenture Trustee agrees to notify Mego and the Depositor on the third Distribution Date prior to each such fifth anniversary of the requirement to file such financing and continuation statements. The filing of any such statement with respect to Mego and the Depositor shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in Section 2.04 hereof. If Mego or the Depositor has ceased to do business whenever any such financing and continuation statements must be filed or Mego or the Depositor fails to file any such financing statements or continuation statements at least one month prior to the expiration thereof, the Indenture Trustee shall perform the services required under this Section 4.18.

     Section 4.19.  Fidelity Bond.
                    -------------

     The Master Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of loans on behalf of institutional investors.

     Section 4.20.  Errors and Omissions Insurance.
                    ------------------------------

     The Master Servicer shall obtain and maintain at all times during the term of this Agreement errors and omissions insurance coverage covering the Master Servicer and its employees issued by a responsible insurance company. The issuer, policy terms and forms and amounts of coverage, including applicable deductibles, shall be reasonably satisfactory to the Securities Insurer and shall be in such form and amount as is customary for entities acting as master servicers. The Master Servicer agrees to notify the Securities Insurer in writing within five (5) days of the Master Servicer's receipt of notice of the cancellation or termination of any such errors and omissions insurance coverage. The Master Servicer shall provide to the Securities Insurer upon request written evidence of such insurance coverage.


                                  ARTICLE V.

                       ESTABLISHMENT OF TRUST ACCOUNTS
                      -------------------------------

     Section 5.01   Collection Account and Note Distribution Account.
                    ------------------------------------------------

     (a) (1)  Establishment of Collection Account.  The Indenture Trustee
              -----------------------------------
has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a Collection Account, which in each case is and shall continue to be an Eligible Account in the name of the Indenture Trustee and shall be designated "First Trust of New York, National Association, as Indenture Trustee in trust for Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1, Collection Account." The Master Servicer shall cause all Payments to be deposited by the Servicer in the Collection Account no later than the second Business Day following the date of receipt thereof by the Servicer. The Indenture Trustee shall provide to the Master Servicer and the Servicer a monthly statement of all activity in the Collection Account. Funds in the Collection Account shall be invested in accordance with Section 5.04.

     (2)  Establishment of Note Distribution Account.  The Indenture
          ------------------------------------------
Trustee has heretofore established with itself in its trust capacity at its corporate trust department for the benefit of Securityholders and the Securities Insurer an account referred to herein as a Note Distribution Account. The Indenture Trustee shall at all times maintain the Note Distribution Account as an Eligible Account and shall cause such account to be designated "First Trust of New York, National Association, as Indenture Trustee in trust for Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1 Note Distribution Account."

     (3)  FHA Reserve Fund.  The Indenture Trustee has heretofore
          ----------------
established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a FHA Reserve Fund, in the name of the Indenture Trustee and shall be designated "First Trust of New York, National Association, as Indenture Trustee of the Mego Mortgage Trusts, FHA Reserve Fund." The Indenture Trustee shall deposit all amounts required to be deposited therein pursuant to Section 5.01(c)(x). Amounts on deposit therein shall be withdrawn by the Indenture Trustee at the direction of the Securities Insurer and paid or deposited to either the Note Distribution Account, the distribution account of a Related Series or the holders of the Residual Interest Instrument. Amounts on deposit in the FHA Reserve Fund shall be invested in accordance with Section 5.04.
                   ------------

     (4)  FHA Premium Account.  The Indenture Trustee has heretofore
          -------------------
established with itself in its trust capacity at its corporate trust department a segregated trust account referred to herein as the "FHA Premium Account" for the benefit of the Securityholders and the Securities Insurer. The Indenture Trustee shall at all times maintain the FHA Premium Account as an Eligible Account and shall cause such accounts to be designated as "First Trust of New York, National Association, as Indenture Trustee for Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1". No later than the second Business Day preceding each Distribution Date, all amounts on deposit in the Note Distribution Account and Collection Account representing payments by Obligors on Invoiced Loans in respect of premium on FHA Insurance shall be withdrawn by the Indenture Trustee and deposited to the FHA Premium Account. Any and all moneys transferred to the FHA Premium Account pursuant to this Section 5.01(a)(4) shall be held by the Indenture Trustee in the FHA Premium Account subject to disbursement and withdrawal as herein provided. Amounts deposited to an FHA Premium Account shall be invested in accordance with Section 5.04. Amounts on deposit in an FHA Premium Account shall be withdrawn by the Indenture Trustee, in the amounts required, for application as follows:

            (i) to payment to the FHA of any premiums due on the Contract of Insurance in respect of FHA Loans, in such amounts and on such dates as directed by the Master Servicer or Mego; the Indenture Trustee shall apply all amounts on deposit in the related FHA Premium Account to payment to the FHA of any premiums due under the Contract of Insurance as invoiced by FHA and, if, in connection with an FHA Loan, the FHA Insurance with respect to which shall not yet have been transferred to the Contract of Insurance, Mego instructs the Indenture Trustee to pay FHA insurance with respect to such FHA Loan to the related contract of insurance holder, the Indenture Trustee shall make such payment, and Mego and not the Indenture Trustee shall be liable in the event of the failure of such funds to be applied to payment of the premium with respect to such FHA Loan; and

           (ii) on the Business Day preceding a Distribution Date that is also the Termination Date, the Indenture Trustee shall withdraw from each FHA Premium Account and deposit in the Note Distribution Account all amounts then on deposit in the FHA Premium Account, whereupon the FHA Premium Account shall terminate.

     (b)  Withdrawals from Collection Account.  No later than the second
          -----------------------------------
Business Day preceding each Distribution Date, the Indenture Trustee shall withdraw amounts from the Collection Account representing the Payments with respect to such Distribution Date and deposit such amounts into the Note Distribution Account and liquidate the Eligible Investments in which such amounts are invested and distribute all net investment earnings to the Servicer.

     (c)  Withdrawals from Note Distribution Account.  On each
          ------------------------------------------
Distribution Date, the Indenture Trustee shall liquidate the Eligible Investments in which amounts on deposit in the Note Distribution Account are invested and distribute all net investment earnings to Mego and, to the extent funds are available in the Note Distribution Account, the Indenture Trustee (based on the information contained in the Master Servicer Certificate for such Distribution Date) shall make the following withdrawals from the Note Distribution Account by 10:00 a.m. (New York City time) on such Distribution Date, in the following order of priority:

            (i) to distribute on such Distribution Date the following amounts pursuant to the Indenture, from the Collected Amount, in the following order:

                 (a) for deposit in the FHA Premium Account, the FHA Premium Account Deposit for such Distribution Date;

                 (b) concurrently, to (x) the Master Servicer, the Master Servicer Fee, (y) the Servicer, the Servicer Fee, and (z) to the Indenture Trustee, the Indenture Trustee Fee, in each case for such Distribution Date.

                 (c) to the Master Servicer or Servicer, any amount in respect of reimbursement of Interest Advances or Foreclosure Advances, to which the Master Servicer or any Servicer is entitled pursuant to Section 4.09 with respect to such Distribution Date and to the Claims Administrator, amounts in reimbursement of any expenses, of filing of any FHA Insurance claim pursuant to Section 4.12(g);

                 (d) to the Owner Trustee, the Owner Trustee Fee, for such Distribution Date;

                 (e) beginning with the April 1997 Distribution Date, to the Securities Insurer, the Premium for such Distribution Date;

           (ii) to the holders of each Class of Notes, from the Amount Available remaining after the application of clause (i), an amount equal to the applicable Noteholders' Interest Distributable Amount for such Distribution Date;

          (iii) to the holders of each Class of Notes, subject to Section 5.01(e) below, from the Collected Amount remaining after the application of clauses (i) through (ii) above, the Noteholders' Principal Distributable Amount (other than the portion constituting Distributable Excess Spread) for such Distribution Date; provided, however, with respect to any Distribution Date as to which (a) the Required OC Amount has been reduced below the Overcollateralization Amount or (b) a full distribution pursuant to this Section 5.01(c)(iii) would cause the Overcollateralization
     Amount to exceed the Required OC Amount, the amounts to be distributed pursuant to this Section 5.01(c)(iii) shall be reduced by the amount of such reduction in the case of clause (a) above and the amount of such excess in the case of (b) above.

           (iv) deposit into the Certificate Distribution Account, for distribution pursuant to Section 5.03(b) on such Distribution Date,
                              ---------------
     from the Amount Available remaining after the application of clauses (i) through (iii) above, the Class S Interest Distribution for such Distribution Date;

            (v) to the Securities Insurer, from the Collected Amount after application of clauses (i) through (iv) above, the Securities Insurer Reimbursement Amount;

           (vi) to the holders of each Class of Notes, subject to Section 5.01(e) below, from the Collected Amount after application of clauses
     (i) through (v) above, the Distributable Excess Spread for such Distribution Date;

          (vii)      to the holders of each Class of Notes, subject to
     Section 5.01(e) below, from the Amount Available after application of clauses (i) through (vi) above, the Noteholders' Guaranteed Principal Distribution Amount, if any, for such Distribution Date;

         (viii) to the Securities Insurer, from the Collected Amount after application of clauses (i) through (vii) above, any other amounts owing to the Securities Insurer under the Insurance Agreement;

           (ix) to any successor Master Servicer, if any, for such Distribution Date, from the Collected Amount after application of clauses (i) through (viii), amounts payable in accordance with Section 10.03(c) in addition to the Master Servicer Fee;

            (x) to the FHA Reserve Fund, from the Collected Amount after application of clauses (i) through (ix), any unpaid Excess Claim Amount;

           (xi) to the Person entitled thereto, payments in respect of Other Fees, from the Collected Amount after application of clauses (i) through (x); and

          (xii) deposit into the Certificate Distribution Account, for distribution pursuant to Section 5.03(b) on such Distribution Date
                              ---------------
     to the holders of the Residual Interest Instrument, any remaining Collected Amount after application of clauses (i) through (xi) above.

     (d)  Additional Withdrawals from Collection Account.  On the third
          ----------------------------------------------
Business Day prior to each Distribution Date, the Indenture Trustee, at the direction of the Master Servicer shall also make the following withdrawals from the Collection Account, in no particular order of priority:

            (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; and

           (ii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

     (e) As to each Distribution Date, any shortfall in the amount of interest required to be distributed pursuant to Section 5.01(c)(ii) above, shall be allocated among each Class of Notes, in proportion to the amount each such Class would have been entitled to receive in the absence of such shortfall. As to each Distribution Date, distributions pursuant to Section 5.01(c)(iii), (v) and (vi) shall be made to the Class of Notes as follows:

            (i) prior to the occurrence and continuance of a Securities Insurer Default, sequentially, to the holders of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, in that order, until their respective Class Principal Balances have been reduced to zero; and

           (ii) upon the occurrence and continuance of a Securities Insurer Default and upon the first reduction of the Overcollateraliza-tion Amount thereafter to zero, concurrently, to the holders of each Class of Notes then outstanding, pro rata, based upon their respective Class Principal Balances immediately prior to such Distribution Date.

     (f) All distributions made on each Class of Notes on each Distribution Date will be made on a pro rata basis among the Noteholders of such Class of record on the preceding Record Date based on the Percentage Interest represented by their respective Notes, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes representing at least a $1,000,000 Denomination and shall have so notified the Indenture Trustee, and otherwise by check mailed, via first class mail, postage prepaid, to the address of such Noteholder appearing in the Note Register. Notwithstanding anything to the contrary contained herein, for purposes of the March 1997 Distribution Date, the holder of record of all the Notes shall be Greenwich Capital Markets, Inc. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

     Whenever the Indenture Trustee, based on a Master Servicer Certificate, expects that the final distribution with respect to a Class of Securities will be made on the next Distribution Date, the Indenture Trustee shall, as soon as practicable, mail to each Holder of such Class of Securities as of the applicable Record Date a notice to the effect that:

            (i) the Indenture Trustee expects that the final distribution with respect to such Class of Securities will be made on such Distribution Date, and

           (ii) no interest shall accrue on such Class of Securities after such Distribution Date provided that the final distribution
                                  -------- ----
     occurs on such Distribution Date.

     Section 5.02   Claims Under Guaranty Policy.
                    ----------------------------

     (a) The Insured Securities will be insured by the Guaranty Policy pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in the Indenture or this Agreement. All amounts received under the Guaranty Policy shall be used solely for the payment to Securityholders of principal and interest on the Notes and interest on the Certificates.

     (b) (i) On the Determination Date preceding each Distribution Date, the Indenture Trustee shall determine if a Deficiency Amount exists with respect to each Class of Insured Securities. If a Deficiency Amount does exist with respect to a Class of Insured Securities, the Indenture Trustee shall promptly, but in no event later than 12:00 noon New York City time on the second Business Day preceding the related Distribution Date, make a claim under the Guaranty Policy for such Class in accordance with its terms.

     (b) (ii) On any date on which the Indenture Trustee receives written notice from the Holder of a Class of Insured Securities that a Preference Amount is payable pursuant to the terms of the Guaranty Policy, the Indenture Trustee shall make a claim for the payment of such Preference Amount and shall deliver the documents required to be delivered under the Guaranty Policy to the Securities Insurer with respect thereto in the manner set forth in the Guaranty Policy.

     (c) The Securities Insurer is entitled to the benefit of the following provisions in the event that an Insured Payment has been made.
Notwithstanding any other provision hereof:

            (i) The Indenture Trustee (i) shall receive as attorney-in-fact of each Securityholder with respect to which a Deficiency Amount has been determined to exist any Insured Payment from the Securities Insurer and (ii) shall immediately apply all moneys constituting an Insured Payment to the payment to Securityholders of principal and interest on the Notes and Certificates, as applicable, by depositing such amounts in the Note Distribution Account for Insured Payments payable on the related Class of Notes or in the Certificate Distribution Account for Insured Payments payable on the Certificates. All amounts received under the Guaranty Policy shall be used solely for the payment to Securityholders of principal and interest on Notes and the Certificates, as applicable. The Securities Insurer's obligations under the Guaranty Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee, the Owner Trustee or Co-Owner Trustee. The parties hereto recognize that the making of an Insured Payment does not relieve any of the parties hereto of any obligation hereunder or under any of the Transaction Documents.

           (ii) The parties hereto recognize that, to the extent that the Securities Insurer makes payments, directly or indirectly, on account of principal of or interest on the Insured Securities, as applicable, the Securities Insurer shall be subrogated to the rights of the Securityholders to receive distributions of principal and interest in accordance with the terms hereof.

          (iii) To the extent the Securities Insurer is owed any Securities Insurer Reimbursement Amount (including without limitation any unreimbursed Insured Payments made under the Guaranty Policy plus interest accrued thereon as provided in the Insurance Agreement), the Securities Insurer shall be entitled to distributions pursuant to
     Section 5.01(c), and the Indenture Trustee shall otherwise treat the
     ---------------
     Securities Insurer as the owner of such rights to distributions of any Reimbursement Amount.

           (iv) The Securities Insurer shall have the right to institute any suit, action or proceeding at law or in equity under the same terms as a Securityholder may institute any action.

     (d) The Indenture Trustee, as the holder of the Guaranty Policy providing for the guaranty of the Insured Securities, hereby agrees that with respect to the Certificates, the Indenture Trustee shall make claims under the Guaranty Policy at the direction or upon the request of the Owner Trustee or Co-Owner Trustee to receive Insured Payments distributable to the Class S Certificateholders as part of the Class S Interest Distribution under this Agreement.

     Section 5.03   Certificate Distribution Account.
                    --------------------------------

     (a)  Establishment.  No later than the Closing Date, the Indenture
          -------------
Trustee, for the benefit of the Securityholders and the Securities Insurer, will establish and maintain with Indenture Trustee for the benefit of the Owner Trustee on behalf of the Certificateholders and the Securities Insurer one or more separate Eligible Accounts, which while the Indenture Trustee holds such Trust Account shall be entitled "CERTIFICATE DISTRIBUTION ACCOUNT, FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS CO-OWNER TRUSTEE, in trust for the Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1". Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.04.
     ------------

     (b)  Distributions.  On each Distribution Date, the Indenture Trustee
          -------------
shall withdraw from the Note Distribution Account all amounts required to be deposited in the Certificate Distribution Account with respect to the preceding Due Period pursuant to Section 5.01(c) and will remit such
                                 ---------------
amount to the Owner Trustee or the Co-Owner Trustee for deposit into the Certificate Distribution Account. On each Distribution Date, the Owner Trustee or the Co-Owner Trustee shall distribute all amounts on deposit in the Certificate Distribution Account to the extent of amounts due and unpaid on the Certificates and to the other parties specified below in the amounts and in the following order of priority:

            (i) to the Certificateholders, the Class S Interest Distribution; provided, that if there are not sufficient funds in the Certificate Distribution Account to pay the entire amount of accrued and unpaid interest then due on the Certificates, the amount in the Certificate Distribution Account shall be applied to the payment of such interest on the Certificates pro rata on the basis of the total such interest due on the Certificates; and

           (ii) to the holders of the Residual Interest Instruments, from any remaining amounts in the Certificate Distribution Account after the distributions pursuant to item (i) above, any remaining amounts.

     (c) All distributions made on the Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of record on the preceding Record Date based on the Percentage Interest represented by their respective Certificates, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Certificateholder, if such Certificateholder shall own of record Certificates representing at least a 30% Percentage Interest and shall have so notified the Owner Trustee and Co-Owner Trustee, and otherwise by check mailed, via first class mail, postage prepaid, to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding anything to the contrary contained herein, for purposes of the March 1997 Distribution Date, the Certificateholder of record shall be Greenwich Capital Markets, Inc. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

     (d) All distributions made on the Residual Interest Instruments on each Distribution Date will be made on a pro rata basis among the Residual Interest Instruments holders of record on the next preceding Record Date based on the Percentage Interest represented by their respective Residual Interest Instruments, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Residual Interest Instruments holder, if such Residual Interest Instruments Holder shall own of record Residual Interest Instruments representing at least a 30% Percentage Interest and shall have so notified the Owner Trustee or Co-Owner Trustee, and otherwise by check mailed, via first class mail, postage prepaid, to the address of such Residual Interest Instruments Holder appearing in the Certificate Register. The final distribution on each Residual Interest Instruments will be made in like manner, but only upon presentment and surrender of such Residual Interest Instruments at the location specified in the notice to holders of the Residual Interest Instruments of such final distribution.

     Section 5.04   Trust Accounts; Trust Account Property.
                    --------------------------------------

     (a)  Control of Trust Accounts.  Each of the Trust Accounts
          -------------------------
established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof and all such funds, investments, proceeds shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Master Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) (i) establish a new Trust Account as an Eligible Account,
(ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

     With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders, the Securities Insurer and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

     In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder also shall be subject to and established and maintained in accordance with the Trust Agreement. Subject to rights of the Indenture Trustee hereunder and under the Indenture, the Owner Trustee and the Co-Owner Trustee shall possess all right, title and interest for the benefit of the Securityholders and the Securities Insurer in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. Subject to the rights of the Indenture Trustee, the Owner Trustee and Co-Owner Trustee agree, by its acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Issuer and the parties entitled to distributions therefrom, including without limitation, the Certificateholders and Securities Insurer, and the Owner Trustee and the Co-Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account. Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with
Section 5.03(b) also shall be made for the benefit of the Indenture
---------------
Trustee (including without limitation as the named insured under the Guaranty Policy on behalf of all Securityholders, and with respect to its duties under the Indenture and this Agreement relating to the Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation to take custody and control of the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee or Co-Owner Trustee fails to distribute such amounts in accordance with Section 5.03(b).
                           ---------------

     The Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee or Co-Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee, Co-Owner Trustee or Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer to carry out its respective duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out its duties herein or under the Indenture or the Trust Agreement, as applicable.

     (b)  (1)  Investment of Funds.  The funds held in any Trust Account
               -------------------
may only be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by a Responsible Officer of Mego in writing. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments and the funds held in any Trust Account, other than the Note Distribution Account, must mature or otherwise be available for withdrawal, not later than three (3) Business Days immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to Section 5.04(b)(2) below.
                                             ------------------
Amounts deposited to the Note Distribution Account pursuant to Section 5.01(b) prior to each Distribution Date shall be invested in Eligible Investments which are overnight investments from the date of deposit to the Business Day preceding each Distribution Date. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee, or in the case of the Certificate Distribution Account, the Owner Trustee or Co-Owner Trustee, as applicable. All Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of "FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, in trust for the Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1".
While the Co-Owner Trustee holds the Certificate Distribution Account, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name of "FIRST TRUST OF
NEW YORK, NATIONAL ASSOCIATION, AS CO-OWNER TRUSTEE, in trust for the Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1".

     (b)  (2)  Insufficiency and Losses in Trust Accounts.  If any amounts
               ------------------------------------------
are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee or Co-Owner Trustee, respectively, to perform in accordance with this Section 5.04.
          ------------

     If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then Mego shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) in such Trust Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Trust Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of each Trust Account.

     (c) Subject to Section 6.1 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

     (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

          (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts; and each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

          (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph
     (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

          (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.


                                 ARTICLE VI.

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS
            ----------------------------------------------------

     Section 6.01   Master Servicing Certificate.  On each Determination
                    ----------------------------
Date, the Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee, Co-Owner Trustee and the Securities Insurer, a certificate containing the items described in Exhibit B hereto (each, a "Master Servicer Certificate"), prepared as of the related Determination Date and executed by a Master Servicing Officer. No later than the Business Day following each Determination Date, the Master Servicer shall deliver to the Indenture Trustee and the Securities Insurer, in a format consistent with other electronic loan level reporting supplied by the Master Servicer in connection with similar transactions, "loan level" information with respect to the Home Loans as of the related Determination Date, to the extent that such information has been provided to the Master Servicer by the Servicer. The Master Servicer shall revise any Master Servicer Certificate to take into account any payments of which the Master Servicer is notified made by the Indenture Trustee to FHA after the related Determination Date and before the related Distribution Date as provided in Section 4.12(e). The Indenture Trustee may rely on the Master Servicer Certificate with respect to the matters set forth therein.

     Section 6.02   Statement to Securityholders.  On or before the third
                    ----------------------------
Business Day following each Distribution Date, the Indenture Trustee shall mail: to each Holder of a Security (with a copy to the Securities Insurer and the Rating Agency) at its address shown on the Certificate Register or Note Register, as applicable, a statement, based on information set forth in the Master Servicer Certificate for such Distribution Date, substantially in the form of Statement to Securityholders attached hereto as Exhibit C, respectively, together with a copy of such related Master Servicer Certificate;


                                 ARTICLE VII.

                 CONCERNING THE CONTRACT OF INSURANCE HOLDER

     Section 7.01  Compliance with Title I and Filing of FHA Claims.
                   ------------------------------------------------

     (a) The Contract of Insurance Holder shall at all times while any Securities are outstanding have a valid Contract of Insurance with the FHA covering the FHA Loans. To the extent applicable to the duties of the Contract of Insurance Holder hereunder, the Contract of Insurance Holder shall comply with the requirements of Title I and shall take or refrain from taking such actions as are necessary or appropriate to maintain a valid Contract of Insurance for the Trust with the FHA covering the FHA Loans.

     (b) If and for so long as the Contract of Insurance covers any loans other than the FHA Loans, and if HUD shall not have earmarked the coverage of the Contract of Insurance with respect to the FHA Loans, the Contract of Insurance Holder covenants and agrees not to submit any claim to FHA with respect to an FHA Loan if the effect of approval of such claim would result in the amount of claims paid by the FHA in respect of the FHA Loans to exceed
the Trust Designated Insurance Amount.   Notwithstanding the foregoing, the
Claims Administrator shall promptly notify the Owner Trustee, the Indenture Trustee, the Master Servicer and the Securities Insurer if the amount of claims submitted to FHA in respect of the FHA Loans under the Contract of Insurance exceeds the Trust Designated Insurance Amount. As of the Closing Date and at all times thereafter until the Termination Date, the Contract of Insurance Holder covenants and agrees that the Contract of Insurance will only apply to the FHA Loans and Related Series Loans, exclusively, or HUD shall have agreed pursuant to 24 C.F.R. Section 201.32(d)(1) to "earmark" the FHA insurance relating to the FHA Loans and Related Series Loans, in a manner satisfactory to the Securities Insurer, in its sole and absolute discretion. Mego, as Claims Administrator and Servicer, covenants and agrees that it shall not take any action that would result in the Contract of Insurance applying to loans other than the FHA Loans and the Related Series Loans, exclusively, unless HUD shall have agreed pursuant to 24 C.F.R. Section201.32(d)(1) to "earmark" the FHA insurance relating to the FHA Loans and Related Series Loans in a manner satisfactory to the Securities Insurer, in its sole and absolute discretion.

     (c) The Owner Trustee and Co-Owner Trustee hereby appoint Mego Mortgage Corporation as Claims Administrator and the Indenture Trustee hereby consents to such appointment. Mego Mortgage Corporation, as Claims Administrator, shall perform on behalf of the Contract of Insurance Holder the duties associated with the submission of claims under Title I in connection with the Contract of Insurance, except to the extent that certain documents must be signed by the Contract of Insurance Holder (in which case the Contract of Insurance Holder shall only sign such documents at the direction of the Claims Administrator) and shall not, in its capacity as Claims Administrator, take any action or omit to take any action that would cause the Contract of Insurance Holder to violate this Section 7.01 or otherwise fail to maintain a valid Contract of Insurance or cause any denial by FHA of an insurance claim under Title I.

     (d) The Contract of Insurance Holder shall not be deemed to have violated this Section 7.01 and shall otherwise incur no liability hereunder if any failure to maintain a valid Contract of Insurance or to comply with the requirements of Title I or any denial by FHA of an insurance claim under Title I shall have been caused by any act or omission of the Master Servicer or Claims Administrator in the performance of its duties hereunder. The Contract of Insurance Holder shall be permitted to, or, if directed by the Securities Insurer, so long as no Securities Insurer Default exists, shall replace the Claims Administrator for any failure of the Claims Administrator to perform its duties hereunder. Any successor Claims Administrator shall be subject to the prior approval of the Securities Insurer, provided no Securities Insurer Default is then occurring.

     (e) The Contract of Insurance Holder hereby represents and warrants to the Depositor, the Master Servicer, the Seller, the Owner Trustee, the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer that First Trust of New York, National Association is an investing lender in good standing with HUD having authority to purchase, hold, and sell loans insured under 24 CFR Part 201, pursuant to a valid Contract of Insurance, Number 71400 0000 6.

     (f) The Seller shall forward to the Indenture Trustee a fully executed Transfer of Note Report for each FHA Loan within 20 days of the receipt by the Seller of such FHA Loan's case number under the Contract of Insurance. The Trustee shall execute each Transfer of Note Report, as buying lender, and submit such Transfer of Note Report to HUD within 31 days of the transfer of the FHA Loans to the Trust.

     Section 7.02.  Contract of Insurance Holder.
                    ----------------------------

     (a) The Contract of Insurance Holder shall not resign from the obligations and duties imposed on it by this Agreement as Contract of Insurance Holder except (i) upon a determination that by reason of a change in legal requirements or requirements imposed by the FHA the performance of its duties under this Agreement would cause it to be in violation of such legal requirements or FHA imposed requirements in a manner which would result in a material adverse effect on the Contract of Insurance Holder or cause it to become ineligible to hold the Contract of Insurance and (ii) the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing) or the Majority Securityholders (if a Securities Insurer Default shall have occurred and be continuing) does not elect to waive the obligations of the Contract of Insurance Holder to perform the duties which render it legally unable to act or to delegate those duties to another Person or if the circumstances giving rise to such illegality cannot be waived or delegated. Any such determination permitting the resignation of the Contract of Insurance Holder shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Indenture Trustee and the Securities Insurer. Upon receiving such notice of resignation, the Contract of Insurance shall be transferred to a qualified successor with the consent of the Securities Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Contract of Insurance Holder and one copy to the successor Contract of Insurance Holder. Notwithstanding the foregoing, the Contract of Insurance Holder may resign, with the prior written consent of the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing) or the Majority Securityholders (if a Securities Insurer Default shall have occurred and be continuing), which may be withheld in its sole and absolute discretion, upon transfer of the FHA insurance and related reserves with respect to the FHA Loans and any Related Series Loans to a contract of insurance held by a successor Contract of Insurance Holder provided, however, that any Contract of Insurance held by such successor Contract of Insurance Holder shall satisfy the criteria set forth in Section 7.01(b), and, at the time of succession, shall have an FHA insurance coverage reserve account balance not less than that of the FHA Insurance Coverage Reserve Account at the time of succession.

     (b) If at any time (i) the Contract of Insurance shall be revoked, suspended or otherwise terminated, or (ii) the Contract of Insurance Holder shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Contract of Insurance Holder or of its property shall be appointed, or any public officer shall take charge or control of the Contract of Insurance Holder or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing) or the Majority Securityholders (if a Securities Insurer Default shall have occurred and be continuing) may remove the Contract of Insurance Holder and appoint a successor contract of insurance holder by written instrument, in duplicate, one copy of which instrument shall be delivered to the Contract of Insurance Holder so removed and one copy to the successor contract of insurance holder. Upon removal of the Contract of Insurance Holder, the outgoing Contract of Insurance Holder shall take any action required to transfer the benefits of the FHA Insurance Coverage Reserve Account to the successor contract of insurance holder.

     (c) Any resignation or removal of the Contract of Insurance Holder and appointment of a successor contract of insurance holder pursuant to any of the provisions of this Section 7.02 shall become effective upon acceptance of appointment by the successor contract of insurance holder.

     (d) On or prior to the Closing Date, the Contract of Insurance Holder shall have instructed FHA to forward all payments in respect of claims under the Contract of Insurance made to the Contract of Insurance Holder to First Trust of New York, National Association, as Indenture Trustee and Co-Owner Trustee. The Contact of Insurance Holder shall provide no further notification with respect to which such payments shall be directed unless directed by First Trust of New York, National Association, as Indenture Trustee.

                                ARTICLE VIII.
                                  (Reserved)


                                 ARTICLE IX.

                             THE MASTER SERVICER
                            -------------------

     Section 9.01   Indemnification; Third Party Claims.
                    -----------------------------------

     (a) The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein and the representations made by the Master Servicer.

     (b) The Master Servicer shall indemnify, defend and hold harmless the Trust, the Indenture Trustee, Owner Trustee, the Co-Owner Trustee Mego, the Depositor and the Securities Insurer, their respective officers, directors, agents and employees and the Securityholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Trust, Indenture Trustee, the Owner Trustee, the Co-Owner Trustee, Mego, the Depositor, the Securities Insurer or the Securityholders through the breach of this Agreement by the Master Servicer, the negligence, willful misfeasance, or bad faith of the Master Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Such indemnification shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation.

     Section 9.02   Merger or Consolidation of the Master Servicer.
                    ----------------------------------------------

     The Master Servicer shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Master Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity
(i) shall be an Eligible Servicer, (ii) shall be capable of fulfilling the duties of the Master Servicer contained in this Agreement and (iii) shall have a long-term debt rating which is BBB and Baa2 by Standard & Poor's and Moody's respectively. Any corporation (i) into which the Master Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Master Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Master Servicer, or (iv) succeeding to the business of the Master Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Master Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Master Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to
--------  -------
release the Master Servicer from any obligation. The Master Servicer shall provide notice of any merger, consolidation or succession pursuant to this
Section 9.02 to the Owner Trustee, the Indenture Trustee, the Securities Insurer and each Rating Agency. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i) through (iv) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), and (y) the Master Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Securities Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 9.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with.

     Section 9.03   Limitation on Liability of the Master Servicer and
                    --------------------------------------------------
Others.
------

     Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust or to the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer
--------  -------
or any such Person against any breach of warranties, representations or covenants made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in performing or failing to perform duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any
                     ----- -----
Person respecting any matters arising hereunder.

     Section 9.04   Master Servicer Not to Resign; Assignment.
                    -----------------------------------------

     (a) The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) with the consent of the Securities Insurer and the Rating Agencies or (ii) upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Master Servicer and the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing) does not elect to waive the obligations of the Master Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Indenture Trustee and the Securities Insurer (unless a Securities Insurer Default shall have occurred and be continuing). No resignation of the Master Servicer shall become effective until the Indenture Trustee or a successor servicer acceptable to the Securities Insurer shall have assumed the Master Servicer's servicing responsibilities and obligations in accordance with Section 10.02.

     (b) Notwithstanding anything to the contrary herein, the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the time that any resignation or assignment referred to in subsection (a) above or termination under Section
10.01 becomes effective, including the obligation to indemnify the Indenture Trustee pursuant to Section 9.01(b) hereof.

     (c) The Master Servicer agrees to cooperate with any successor Master Servicer in effecting the transfer of the Master Servicer's servicing responsibilities and rights hereunder pursuant to subsection (a), including, without limitation, the transfer to such successor of all relevant records and documents (including any Home Loan Files in the possession of the Master Servicer and the Servicing Record) and all amounts credited to the Servicing Record or thereafter received with respect to the Loans and not otherwise permitted to be retained by the Master Servicer pursuant to this Agreement. In addition, the Master Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Master Servicer including all Home Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities, including, without limitation, assisting in obtaining any necessary approval under Title I from the FHA.

     Section 9.05   Relationship of Master Servicer to Issuer and the
                    -------------------------------------------------
Indenture Trustee.
-----------------

     The relationship of the Master Servicer (and of any successor to the Master Servicer as servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

     Section 9.06   Master Servicer May Own Notes.
                    -----------------------------

     Each of the Master Servicer and any affiliate of the Master Servicer may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Master Servicer or an affiliate thereof except as otherwise specifically provided herein. Notes so owned by or pledged to the Master Servicer or such affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Notes, provided that any Notes owned by the Master Servicer or any affiliate thereof, during the time such Notes are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Master Servicer shall notify the Indenture Trustee and the Securities Insurer promptly after it or any of its affiliates becomes the owner or pledgee of a Note.


                                  ARTICLE X.

                                   DEFAULT
                                   -------


     Section 10.01  Events of Default.
                    -----------------

     For purposes of this Agreement, each of the following shall constitute an "Event of Default."

     (a) (i) failure by the Master Servicer to deposit or cause the Servicer to deposit all Payments in the related Collection Account no later than the second Business Day following receipt thereof by the Master Servicer or Servicer, which failure continues unremedied for two Business Days; (ii) failure of the Master Servicer to pay when due any amount payable by it under the Insurance Agreement, which failure continues unremedied for two Business Days; or (iii) failure of the Master Servicer to pay when due any amount payable by it under this Agreement and such failure results in a drawing under the Guaranty Policy; or

     (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements contained in this Agreement that continues unremedied for a period of 30 days after the earlier of (x) the date on which the Master Servicer gives notice of such failure to the Indenture Trustee or the Securities Insurer pursuant to Section 4.04(b) and (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or the Securities Insurer, or to the Master Servicer and the Indenture Trustee pursuant to the direction of the Majority Securityholders; or

     (c) failure by the Master Servicer to deliver to the Indenture Trustee and (so long as a Securities Insurer Default shall not have occurred and be continuing) the Securities Insurer the Master Servicer Certificate by the fourth Business Day prior to each Distribution Date, or failure on the part of the Master Servicer to observe its covenants and agreements set forth in
Section 3.02(o); or

     (d) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Master Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Master Servicer or of any substantial part of its properties or ordering the winding up or liquidation of the affairs of the Master Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

     (e) the commencement by the Master Servicer of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future, federal or state bankruptcy, insolvency or similar law, or the consent by the Master Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Master Servicer or of any substantial part of its property or the making by the Master Servicer of an assignment for the benefit of creditors or the failure by the Master Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Master Servicer in furtherance of any of the foregoing or the admission in writing by the Master Servicer of an inability to pay its debts as they become due; or

     (f) any representation, warranty or statement of the Master Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust and, within 30 days of the earlier of (x) the date on which the Master Servicer gives notice of such failure to the Indenture Trustee or the Securities Insurer pursuant to Section 4.04(b) and (y) the date on which written notice thereof shall have been given to the Master Servicer by the Indenture Trustee or the Securities Insurer (or, if a Securities Insurer Default shall have occurred and be continuing, written notice thereof shall have been given by the Majority Securityholders), the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

     (g) failure on the part of the Master Servicer to deposit into the Note Distribution Account within 3 Business Days following the related
Determination Date any Interest Advance pursuant to Section 4.08; or

     (h) the Securities Insurer determines that the performance by the Master Servicer of its servicing duties hereunder with respect to the Home Loans is not, in the reasonable opinion of the Securities Insurer after consultation with the Master Servicer, in conformity with acceptable standards after considering the following factors: (A) the terms and conditions of this Agreement, (B) conformity with the Servicing Standards,
(C) the Master Servicer's practices as of the Closing Date, provided that such practices are either (i) consistent with industry standards for the servicing of loans similar to the Home Loans or (ii) the Master Servicer's historical practices and procedures; or

     (i) the Master Servicer shall dissolve or liquidate, in whole or in part, in any material respects except to the extent that any resulting successor entity is acceptable to the Securities Insurer; or

     (j) the long-term debt rating of the Master Servicer shall be reduced below BBB and Baa2 by Standard & Poor's and Moody's, respectively; or

     (k) the Annual Default Percentage (Three Month Average) exceeds 6.5% or the 60+ Delinquency Percentage (Rolling Three Month) exceeds 6.0%.

     Section 10.02  Consequences of an Event of Default.
                    -----------------------------------

     If an Event of Default shall occur and be continuing, the Securities Insurer (or, if a Securities Insurer Default shall have occurred and be continuing, the Indenture Trustee at the direction of the Majority Securityholders), by notice given in writing to the Master Servicer (and to the Indenture Trustee if given by the Securities Insurer or the Securityholders) may terminate all of the rights and obligations of the
Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, and the appointment of and acceptance by a successor Master Servicer, all authority, power, obligations and responsibilities of the Master Servicer under this Agreement, whether with respect to the Securities or the Trust or otherwise, shall pass to, be vested in and become obligations and responsibilities of the successor Master Servicer; provided, however, that the successor Master Servicer shall have no
         --------  -------
liability with respect to any obligation which was required to be performed by the prior Master Servicer prior to the date that the successor Master Servicer becomes the Master Servicer or any claim of a third party based on any alleged action or inaction of the prior Master Servicer. The successor Master Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the prior Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The prior Master Servicer agrees to cooperate with the successor Master Servicer in effecting the termination of the responsibilities and rights of the prior Master Servicer under this Agreement, including, without limitation, the transfer to the successor
Master Servicer for administration by it of all cash amounts that shall at the time be held by the prior Master Servicer for deposit, or have been deposited by the prior Master Servicer, in the Collection Account or thereafter received with respect to the Home Loans and the delivery to the successor Master Servicer of all Home Loan Files in the Master Servicer's possession and a computer tape in readable form containing the Servicing
Record and any other information necessary to enable the successor Master Servicer to service the Home Loans. If requested by the Securities Insurer (unless a Securities Insurer Default shall have occurred and be continuing), the successor Master Servicer shall direct the Obligors to make all payments under the Home Loans directly to the successor Master Servicer, or to a lockbox established by the Master Servicer at the direction of the Securities Insurer (unless a Securities Insurer Default shall have occurred and be continuing), at the prior Master Servicer's expense. In addition to any other amounts that are then payable to the terminated Master Servicer under this Agreement, the terminated Master Servicer shall then be entitled to receive (to the extent provided by Section 4.08) out of the Collected Amount, reimbursements for any outstanding Interest Advances made during the period prior to the notice pursuant to this Section 10.02 which terminates the obligation and rights of the terminated Master Servicer under this Agreement. The Indenture Trustee and the successor Master Servicer may set off and deduct any amounts owed by the terminated Master Servicer from any amounts payable to the terminated Master Servicer. The terminated Master Servicer shall grant the Indenture Trustee, the successor Master Servicer and the Securities Insurer reasonable access to the terminated Master Servicer's premises at the terminated Master Servicer's expense.

     Section 10.03  Appointment of Successor.
                    ------------------------

     (a) On or after the time the Master Servicer receives a notice of termination pursuant to Section 10.02 or upon the resignation of the Master Servicer pursuant to Section 9.04, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Master Servicer by the terms and provisions of this Agreement. The Indenture Trustee shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If the Indenture Trustee or any other successor Master Servicer is acting as Master Servicer hereunder, it shall be subject to termination under Section 10.02 upon the occurrence of an Event of Default applicable to it as Master Servicer.

     (b) Any successor Master Servicer appointed pursuant to the provisions of this Agreement must be approved by the Securities Insurer (provided no Securities Insurer Default is then occurring and continuing) and shall execute, acknowledge and deliver to the Indenture Trustee, the Securities Insurer and its predecessor Master Servicer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Master Servicer shall become effective.

     (c) Any successor Master Servicer shall be entitled to such compensation (whether payable out of the Collected Amount or otherwise) as the Master Servicer would have been entitled to under the Agreement if the Master Servicer had not resigned or been terminated hereunder. The Securities Insurer and a successor Master Servicer may agree on additional compensation to be paid to such successor Master Servicer in accordance with
Section 5.01(c)(ix). In addition, any successor Master Servicer shall be entitled, to reasonable transition expenses incurred in acting as successor Master Servicer pursuant to Section 5.01(c)(ix).

     Section 10.04  Notification to Certificateholders.
                    ----------------------------------

     Upon any termination of the Master Servicer or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Securityholders at their respective addresses appearing in the Note Register and Certificate Register.

     Section 10.05  Waiver of Past Defaults.
                    -----------------------

     The Securities Insurer (or, if a Securities Insurer Default shall have occurred and be continuing, the Majority Securityholders) may, on behalf of all Securityholders, waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                 ARTICLE XI.

                                 TERMINATION
                                 -----------

     Section 11.01  Termination.
                    -----------

     (a) This Agreement shall terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture or (ii) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Co-Owner Trustee, the Issuer, the Master Servicer, the Servicer, the Custodian and the Securities Insurer; or (b) the mutual consent of the Master Servicer, the Depositor, the Seller, the Securities Insurer and all Securityholders in writing.

     (b) Subject to the provisions of the following sentence, Mego or, if such option is not exercised by Mego, the Master Servicer may, at its option (with the prior written consent of the Securities Insurer if such purchase would result in a claim under the Guaranty Policy), upon not less than thirty days' prior notice given to the Indenture Trustee at any time on or after the applicable Early Termination Notice Date, purchase on the Termination Date specified in such notice, all, but not less than all, the Home Loans, all claims made under the Contract of Insurance with respect to Home Loans that are pending with FHA ("FHA Pending Claims") and Foreclosed Properties then included in the Trust, at a purchase price, payable in cash, equal to the sum of:

            (i) the Principal Balance of each Home Loan included in the Trust as of such Monthly Cut-Off Date;

           (ii) all unpaid interest accrued on the Principal Balance of each such Loan at the related Net Loan Rate to such Monthly Cut-Off Date;

          (iii) the aggregate fair market value of the FHA Pending Claims for which a claim has been filed with the FHA included in the Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Indenture Trustee as of a date not more than thirty days prior to such Monthly Cut-Off Date;

           (iv) the aggregate fair market value of each Foreclosed Property included in the Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Trustee as of a date not more than thirty days prior to such Monthly Cut-Off Date; and

            (v) any unreimbursed amounts due to the Securities Insurer under this Agreement or the Insurance Agreement.

Any amount received from such sale with respect to FHA Pending Claims shall be considered FHA Insurance Payment Amounts. The expense of any Independent appraiser required under this Section 11.01(b) shall be a nonreimbursable expense of Mego. Mego or the Master Servicer shall effect the purchase referred to in this Section 11.01(b) by deposit of the purchase price into the Collection Account. The Indenture Trustee shall give written notice of the Early Termination Notice Date to the Securities Insurer promptly upon the occurrence thereof.

     Section 11.02  Notice of Termination.
                    ---------------------

     Notice of termination of this Agreement or of early redemption and termination of the Securities shall be sent (i) by the Indenture Trustee to the Noteholders and the Securities Insurer in accordance with Section
                                                              -------
2.6(b) of the Indenture and (ii) by the Owner Trustee or Co-Owner Trustee
------
to the Certificateholders and the Securities Insurer in accordance with
Section 9.1(d) of the Trust Agreement.
--------------


                                 ARTICLE XII.

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 12.01  Acts of Securityholders.
                    -----------------------

     Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

     Section 12.02  Amendment.
                    ---------

     (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Seller and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, but with the consent of the Securities Insurer, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an opinion of counsel is obtained to such effect, or (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Securities then outstanding. Notwithstanding the preceding, the Securities Insurer shall have the right to modify the definitions relating to the calculation of the Required O/C Amount without the requirement of an amendment to this Agreement.

     (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Seller and the Issuer by written agreement, with the prior written consent of the Indenture Trustee, the Majority Securityholders and the Securities Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of each Class of Notes or the Certificates affected thereby and the Securities Insurer, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes or Certificates or the Securities Insurer in any manner other than as described in (i), without the consent of the holders of 100% of such Class of Notes or the Certificates or the Securities Insurer, respectively, or (iii) reduce the percentage of any Class of Notes or the Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of such Class of Notes or the Certificates and the Securities Insurer.

     (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Issuer shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities under this Agreement.

     Section 12.03  Recordation of Agreement.
                    ------------------------

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Securityholders' expense on direction of the Majority Securityholders or the Securities Insurer, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Home Loans.

     Section 12.04  Duration of Agreement.
                    ---------------------

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 12.05  Governing Law.
                    -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 12.06  Notices.
                    -------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Depositor, FINANCIAL ASSET SECURITIES CORP., 600 Steamboat Road, Greenwich, Connecticut 06830 Attention: John Anderson, or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor, (ii) in the case of the Issuer, Mego Mortgage Home Loan Owner Trust 1997-1, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Emmett R. Harmon, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto, (iii) in the case of the Seller, Servicer and Claims Administrator, MEGO MORTGAGE CORPORATION, 1000 Parkwood Circle, Atlanta, Georgia 30339, Attention: Jeff Moore, President, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto, (iv) in the case of the Securities Insurer, 113 King Street, Armonk, New York 10504, Attention: IPM-SF, (v) in the case of the Indenture Trustee or Co-Owner Trustee, FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance: Mego 1997-1, (vi) in the case of the Master Servicer, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562,
Attention: Master Servicing Department, Mego Mortgage Home Loan Owner Trust 1997-1; and (vii) in the case of the Securityholders, as set forth in the applicable Note Register and Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

     Section 12.07  Severability of Provisions.
                    --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 12.08  No Partnership.
                    --------------

     Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Master Servicer shall be rendered as an independent contractor.

     Section 12.09  Counterparts.
                    ------------

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

     Section 12.10  Successors and Assigns.
                    ----------------------

     This Agreement shall inure to the benefit of and be binding upon the Master Servicer, the Seller, the Depositor, the Issuer, the Indenture Trustee, and the Securityholders and their respective successors and permitted assigns.

     Section 12.11  Headings.
                    --------

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 12.12  Actions of Securityholders.
                    --------------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Master Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Master Servicer and the Issuer if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Master Servicer or the Issuer deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Master Servicer, the Issuer or the Securities Insurer in reliance thereon, whether or not notation of such action is made upon such Security.

     (d) The Depositor, the Master Servicer or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it
                                                   -------------
shall deem necessary.

     Section 12.13  Reports to Rating Agencies.
                    --------------------------

     (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared by the Master Servicer hereunder, as follows:

            (i)     copies of amendments to this Agreement;

           (ii)     notice of any substitution or repurchase of any Home
     Loans;

          (iii) notice of any termination, replacement, succession, merger or consolidation of either the Master Servicer, any Custodian or the Issuer;

           (iv) notice of final payment on the Notes and the Certificates;

            (v)     notice of any Event of Default;

           (vi) copies of the annual independent auditor's report delivered pursuant to Section 4.05, and copies of any compliance
                           ------------
reports delivered by the Master Servicer hereunder including Section 4.04;
                                                             ------------
and

          (vii)     copies of any Master Servicer's Certificate pursuant to
     Section 6.02(b); and
     ---------------

     (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Asset-Backed Monitoring Department; or (ii) if to Moody's, 99 Church Street, Corporate Department - 4th Floor, New York, New York 10007, Attention: Residential Mortgage Monitoring Department.

     Section 12.14  Grant of Securityholder Rights to Securities Insurer.
                    ----------------------------------------------------

     In consideration for the guarantee of the Securities by the Securities Insurer pursuant to the Guaranty Policy, the Securityholders hereby grant to the Securities Insurer the right to act as the holder of 100% of the outstanding Insured Securities for the purpose of exercising the rights of the holders of the Insured Securities under this Agreement without the consent of any Securityholders, including the voting rights of such holders, but excluding those rights requiring the consent of all such holders under Section 12.02(b), and any rights of such holders to distributions
      ----------------
under Section 8.2 of the Indenture with respect to the Notes and Section 5.03
                                                                 ------------
hereof with respect to the Certificates; provided that the preceding grant of rights to the Securities Insurer by the Securityholders shall be subject to
Section 12.16.  The rights of the Securities Insurer to direct certain actions
-----------
and consent to certain actions of the Majority Securityholders hereunder will terminate at such time as the Class Principal Balances of all Classes of Notes and the Certificate Principal Balance of the Certificates have been reduced to zero and the Securities Insurer has been reimbursed for all Insured Payments and any other amounts owed under the Guaranty Policy and Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.

     Section 12.15  Third Party Beneficiary.
                    -----------------------

     The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

     Section 12.16  Holders of the Residual Interest Instruments.
                    --------------------------------------------

     (a) Any sums to be distributed or otherwise paid hereunder or under the Trust Agreement to the holders of the Residual Interest Instruments shall be paid to such holders pro rata based on their percentage holdings
                     --- ----
in the Residual Interest Instruments;

     (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest Instruments, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Percentage Interests of the Residual Interest Instruments in aggregate.

     Section 12.17  Inconsistencies Among Transaction Documents.
                    -------------------------------------------

     In the event certain provisions of a Transaction Document conflict with the provisions of this Sale and Servicing Agreement, the parties hereto agree that the provisions of this Sale and Servicing Agreement shall be controlling.

     IN WITNESS WHEREOF, the following have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT.

                              MEGO MORTGAGE HOME LOAN OWNER
			      TRUST 1997-1,

                              By: Wilmington Trust Company, not in its
				  individual capacity but solely as Owner
				  Trustee



                              By: /s/ Patricia A. Evans
                                 -----------------------------------------
                                   Name:  Patricia A. Evans
                                   Title:

                              FINANCIAL ASSET SECURITIES CORP.,
                                as Depositor



                              By: /s/ John Anderson
                                 -----------------------------------------
                                   Name:  John Anderson
                                   Title:

                              MEGO MORTGAGE CORPORATION,
                                as Seller, Servicer and Claims Administrator



                              By: /s/ James Belter
                                 -----------------------------------------
                                   Name:  James Belter
                                   Title:

                              FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,
                                as Indenture Trustee, Co-Owner Trustee and
				Contract of Insurance Holder


                              By: /s/ Edward Kachinski
                                 -----------------------------------------
                                   Name:  Edward Kachinski
                                   Title:



                              NORWEST BANK MINNESOTA, N.A. as Master
                                 Servicer


                              By: /s/ Michael L. Mayer
                                 -----------------------------------------
                                   Name:  Michael L. Mayer
                                   Title:


THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT IN ITS CAPACITY AS OWNER TRUSTEE of MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1, as Issuer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF WILMINGTON TRUST COMPANY, this the ____ day of March, 1997.



                              --------------------------------------------
                              Notary Public, State of ________





THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINANCIAL ASSET SECURITIES CORP., as the Depositor, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF FINANCIAL ASSET SECURITIES CORP., this the ____ day of March, 1997.



                              --------------------------------------------
                              Notary Public, State of ________





THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said MEGO MORTGAGE CORPORATION, as the Seller, Servicer and Claims Administrator, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF MEGO MORTGAGE CORPORATION, this the ____ day of March, 1997.



                              ------------------------------
                              Notary Public, State of ________



THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association, as the Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, this the ____ day of March, 1997.



                              ------------------------------
                              Notary Public, State of ________




THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said NORWEST BANK MINNESOTA, N.A., as the Master Servicer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF NORWEST BANK MINNESOTA, N.A., this the ____ day of March, 1997.



                              ------------------------------
                              Notary Public, State of ________





                                                                    EXHIBIT 2

                                                               EXECUTION COPY







                               TRUST AGREEMENT

                                    among

                      FINANCIAL ASSET SECURITIES CORP.,
                                as Depositor,


                          MEGO MORTGAGE CORPORATION,
                               as the Company,

                          WILMINGTON TRUST COMPANY,
                               as Owner Trustee

                                     and

                FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,
                             as Co-Owner Trustee

                         Dated as of February 1, 1997




                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
               Home Loan Asset Backed Securities, Series 1997-1









                              TABLE OF CONTENTS

                                                                         Page
                                                                         ----


                                  ARTICLE I

                                 DEFINITIONS

          Section 1.1    Capitalized Terms  . . . . . . . . . . . . . . . I-1
          Section 1.2    Other Definitional Provisions  . . . . . . . . . I-5

                                  ARTICLE II

                                 ORGANIZATION
          Section 2.1    Name . . . . . . . . . . . . . . . . . . . . .  II-1
          Section 2.2    Office . . . . . . . . . . . . . . . . . . . .  II-1
          Section 2.3    Purposes and Powers  . . . . . . . . . . . . .  II-1
          Section 2.4    Appointment of Owner Trustee . . . . . . . . .  II-2
          Section 2.5    Initial Capital Contribution of Owner Trust
		           Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-2
          Section 2.6    Declaration of Trust . . . . . . . . . . . . .  II-2
          Section 2.7    Title to Trust Property. . . . . . . . . . . .  II-2
          Section 2.8    Situs of Trust.  . . . . . . . . . . . . . . .  II-3
          Section 2.9    Representations and Warranties of the Depositor
          		   and the Company; Covenant of the Company . .  II-3
          Section 2.10   Federal Income Tax Allocations . . . . . . . .  II-5

                                 ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

          Section 3.1    Initial Ownership  . . . . . . . . . . . . . . III-1
          Section 3.2    The Trust Certificates . . . . . . . . . . . . III-1
          Section 3.3    Execution, Authentication and Delivery of Trust
                           Certificates . . . . . . . . . . . . . . . . III-1
          Section 3.4    Registration of Transfer and Exchange of Trust
                           Certificates . . . . . . . . . . . . . . . . III-1
          Section 3.5    Mutilated, Destroyed, Lost or Stolen Trust
          		   Certificates   . . . . . . . . . . . . . . . III-2
          Section 3.6    Persons Deemed Owners  . . . . . . . . . . . . III-3
          Section 3.7    Access to List of Owners' Names and Addresses  III-3
          Section 3.8    Maintenance of Office or Agency  . . . . . . . III-3
          Section 3.9    Appointment of Paying Agent  . . . . . . . . . III-3
          Section 3.10   Restrictions on Transfer of Trust Certificate  III-4



                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE
          Section 4.1    Prior Notice to Owners with Respect to Certain
          		   Matters  . . . . . . . . . . . . . . . . . .  IV-1
          Section 4.2    Action by Owners with Respect to Certain
          		   Matters  . . . . . . . . . . . . . . . . . .  IV-3
          Section 4.3    Action by Owners with Respect to Bankruptcy  .  IV-3
          Section 4.4    Restrictions on Owners' Power  . . . . . . . .  IV-3
          Section 4.5    Majority Control . . . . . . . . . . . . . . .  IV-3

                                  ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES


          Section 5.1    Establishment of Trust Account . . . . . . . . . V-1
          Section 5.2    Application Of Trust Funds . . . . . . . . . . . V-1
          Section 5.3    Method of Payment  . . . . . . . . . . . . . . . V-2
          Section 5.4    Segregation of Moneys; No Interest . . . . . . . V-2
          Section 5.5    Accounting and Reports to the Certificateholder,
          		   Owners, the Internal Revenue Service and
			   Others   . . . . . . . . . . . . . . . . . . . V-2
          Section 5.6    Signature on Returns; Tax Matters Partner  . . . V-3

                                  ARTICLE VI

                    AUTHORITY AND DUTIES OF OWNER TRUSTEE
          Section 6.1    General Authority  . . . . . . . . . . . . . .  VI-1
          Section 6.2    General Duties . . . . . . . . . . . . . . . .  VI-1
          Section 6.3    Action upon Instruction  . . . . . . . . . . .  VI-1
          Section 6.4    No Duties Except as Specified in this
          		   Agreement, the Transaction Documents
          		   or in Instructions . . . . . . . . . . . . .  VI-2
          Section 6.5    No Action Except Under Specified Documents or
          		   Instructions . . . . . . . . . . . . . . . .  VI-3
          Section 6.6    Restrictions . . . . . . . . . . . . . . . . .  VI-3

                                 ARTICLE VII

                         CONCERNING THE OWNER TRUSTEE
          Section 7.1    Acceptance of Trusts and Duties  . . . . . . . VII-1
          Section 7.2    Furnishing of Documents  . . . . . . . . . . . VII-2
          Section 7.3    Representations and Warranties . . . . . . . . VII-2
          Section 7.4    Reliance; Advice of Counsel  . . . . . . . . . VII-3
          Section 7.5    Not Acting  in Individual Capacity.  . . . . . VII-4
          Section 7.6    Owner Trustee Not Liable for Trust Certificates
          or Home          Loans  . . . . . . . . . . . . . . . . . . . VII-4
          Section 7.7    Owner Trustee May Own Trust Certificates and
          		   Notes  . . . . . . . . . . . . . . . . . . . VII-4
          Section 7.8    Licenses . . . . . . . . . . . . . . . . . . . VII-5


          Section 7.9    Rights of Co-Owner Trustee . . . . . . . . . . VII-5

                                 ARTICLE VIII

                        COMPENSATION OF OWNER TRUSTEE
          Section 8.1    Owner Trustee's Fees and Expenses  . . . . .  VIII-1
          Section 8.2    Indemnification  . . . . . . . . . . . . . .  VIII-1
          Section 8.3    Payments to the Owner Trustee  . . . . . . .  VIII-1

                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT
          Section 9.1    Termination of Trust Agreement.  . . . . . . .  IX-1

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES
          Section 10.1   Eligibility Requirements for Owner Trustee . . . X-1
          Section 10.2   Resignation or Removal of Owner Trustee or Co-
          Owner            Trustee  . . . . . . . . . . . . . . . . . . . X-1
          Section 10.3   Successor Owner Trustee or Co-Owner Trustee  . . X-2
          Section 10.4   Merger or Consolidation of Owner Trustee . . . . X-3
          Section 10.5   Appointment of Co-Owner Trustee or Separate
          Owner            Trustee  . . . . . . . . . . . . . . . . . . . X-3

                                  ARTICLE XI

                                MISCELLANEOUS
          Section 11.1   Supplements and Amendments . . . . . . . . . .  XI-1
          Section 11.2   No Legal Title to Owner Trust Estate in Owners  XI-2
          Section 11.3   Limitations on Rights of Others  . . . . . . .  XI-2
          Section 11.4   Notices  . . . . . . . . . . . . . . . . . . .  XI-2
          Section 11.5   Severability . . . . . . . . . . . . . . . . .  XI-3
          Section 11.6   Separate Counterparts  . . . . . . . . . . . .  XI-3
          Section 11.7   Successors and Assigns . . . . . . . . . . . .  XI-3
          Section 11.8   No Petition  . . . . . . . . . . . . . . . . .  XI-3
          Section 11.9   Covenants of Company . . . . . . . . . . . . .  XI-3
          Section 11.10  No Recourse  . . . . . . . . . . . . . . . . .  XI-3
          Section 11.11  Headings . . . . . . . . . . . . . . . . . . .  XI-4
          Section 11.12  GOVERNING LAW  . . . . . . . . . . . . . . . .  XI-4
          Section 11.13  Certificate and Residual Interest Instrument
          		   Transfer Restrictions  . . . . . . . . . . .  XI-4
          Section 11.14  Grant of Certificateholder and Residual
          		   Interest Holder Rights to Securities
			   Insurer. . . . . . . . . . . . . . . . . . .  XI-4
          Section 11.15  Third-Party Beneficiary  . . . . . . . . . . .  XI-5

EXHIBIT A      Form of Certificate
EXHIBIT B      Form of Residual Interest Instrument
EXHIBIT C      Form of Certificate of Trust


     TRUST AGREEMENT, dated as of February 1, 1997, among FINANCIAL ASSET SECURITIES CORP., a Delaware corporation, as Depositor (the "Depositor"), MEGO MORTGAGE CORPORATION, a Delaware corporation (the "Company"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee") and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, as Co-Owner Trustee (the "Co-Owner Trustee").


I
                                 DEFINITIONS

     1.1  Capitalized Terms.  For all purposes of this Agreement, the
          -----------------
following terms shall have the meanings set forth below:

     "Agreement" shall mean this Trust Agreement, as the same may be
      ---------
amended and supplemented from time to time.

     "Administration Agreement"  shall mean the Administration Agreement,
      ------------------------
dated as of February 1, 1997 among the Issuer, the Company, and First Trust of New York, National Association, as Administrator.

     "Administrator"  shall mean First Trust of New York, National
      -------------
Association, or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

     "Benefit Plan" shall have the meaning assigned to such term in
      ------------
Section 11.12.
-------------

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the
      ----------------------
Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be
                                         -- ---
amended from time to time.

     "Certificate" shall mean any Class S Certificate; a form of which is
      -----------
attached hereto as Exhibit A.
                   ---------

     "Certificate Distribution Account" shall have the meaning assigned to
      --------------------------------
such term in the Sale and Servicing Agreement.

     "Certificate of Trust" shall mean the Certificate of Trust in the
      --------------------
form of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of
        ---------
the Business Trust Statute.

     "Certificate Owner" shall mean, with respect to a Book-Entry
      -----------------
Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificate Register" and "Certificate Registrar" shall mean the
      --------------------       ---------------------
register mentioned in, and the registrar appointed pursuant to, Section
                                                                -------
3.4.
---

     "Certificateholder" or "Holder" shall mean a Person in whose name a
      -----------------      ------
Certificate is registered.

     "Class Notional Amount" shall have the same meaning as set forth in
      ---------------------
the Sale and Servicing Agreement with respect to "Class S Notional Amount".

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and
      ----
Treasury Regulations promulgated thereunder.

     "Co-Owner Trustee" shall mean First Trust of New York, National
      ----------------
Association.

     "Company" shall mean Mego Mortgage Corporation, a Delaware
      -------
corporation.

     "Corporate Trust Office" shall mean, with respect to the Owner
      ----------------------
Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001,
Attention: Corporate Trust Administration; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners and the Company, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners and the Company).

     "Definitive Certificates" means a certificated form of security that
      -----------------------
represents a Certificate or a Residual Interest Instrument.

     "ERISA" shall have the meaning assigned thereto in Section 11.12.
      -----                                             -------------



     "Exchange Act" shall mean the Securities Exchange Act of 1934, as
      ------------
amended.

     "Expenses" shall have the meaning assigned to such term in Section
      --------
8.2.

     "Indenture" shall mean the Indenture, dated as of February 1, 1997,
      ---------
by and between the Issuer and the Indenture Trustee.

     "Indenture Trustee" means First Trust of New York, National
      -----------------
Association, as Indenture Trustee under the Indenture.

     "Insurance Agreement" shall mean the Insurance Agreement, dated as of
      -------------------
February 1, 1997, among the Issuer, the Depositor, the Affiliated Holder, Greenwich Capital Financial Products, Inc., the Company as Seller, Servicer and Claims Administrator, the Master Servicer, the Indenture Trustee as Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder and the Securities Insurer.

     "Issuer" shall mean Mego Mortgage Home Loan Owner Trust 1997-1, the
      ------
Delaware business trust created pursuant to this Agreement.

     "Non-permitted Foreign Holder" shall have the meaning set forth in
      ----------------------------
Section 3.10.

     "Non-U.S. Person" shall mean an individual, corporation, partnership
      ---------------
or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust..

     "Owner" shall mean each Holder of a Certificate and each holder of a
      -----
Residual Interest Instrument, as applicable.

     "Owner Trust Estate" shall mean the contribution of $1 referred to in
      ------------------
Section 2.5 and the Trust Estate (as defined in the Indenture).
-----------

     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware
      -------------
banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

     "Paying Agent" shall mean the Co-Owner Trustee or any successor in
      -------------
interest thereto or any other paying agent or co-paying agent appointed pursuant to Section 3.9 and authorized by the Issuer to make payments to
            -----------
and distributions from the Certificate Distribution Account, including payment of principal of or interest on the Certificates on behalf of the Issuer.

     "Percentage Interest" shall mean with respect to any Certificate, the
      -------------------
portion of the Certificates as a whole evidenced by such single Certificate, expressed as a percentage rounded to five decimal places, equivalent to a fraction, the numerator of which is the denomination represented by such single Certificate and the denominator of which is the original Class Notional Amount. With respect to each Residual Interest Instrument, the percentage portion of all of the Residual Interest evidenced thereby as stated on the face of such Residual Interest Instrument.

     "Prospective Owner" shall have the meaning set forth in Section
      -----------------
3.10(a).

     "Rating Agency Condition" means, with respect to any action to which
      -----------------------
a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Securities Insurer, the Owner Trustee, Co-Owner Trustee, and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes and Certificates.

     "Record Date" shall mean as to each Distribution Date the last
      -----------
Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Residual Interest" shall mean the right to receive distributions of
      -----------------
Excess Spread, if any, and certain other funds, if any, on each Distribution Date, pursuant to Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement.

     "Residual Interest Instrument" shall mean an instrument substantially
      ----------------------------
in the form attached as Exhibit B hereto and evidencing the Residual
                        ---------
Interest.

     "Residual Interestholder" shall mean any Holder of a Percentage
      -----------------------
Interest of the Residual Interest Instruments.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing
      ----------------------------
Agreement dated as of the date hereof, among the Trust as Issuer, the Depositor, the Indenture Trustee as Indenture Trustee, Contract of Insurance Holder and Co-Owner Trustee, Norwest Bank Minnesota, N.A., as Master Servicer, and the Company, as Seller, Servicer and Claims Administrator.

     "Secretary of State" shall mean the Secretary of State of the State
      ------------------
of Delaware.

     "Securities Insurer" shall mean MBIA Insurance Corporation.
      ------------------

     "Securities Insurer Default" shall mean the failure of the Securities
      --------------------------
Insurer to make payments under the Guaranty Policy, if such failure has not been remedied with ten (10) days of notice thereof, or the entry of an order or decree with respect to the Securities Insurer in any insolvency or bankruptcy proceedings which remain unstayed or undischarged for 90 days.

     "Transaction Documents" shall have the meaning set forth in the Sale
      ---------------------
and Servicing Agreement.

     "Treasury Regulations" shall mean regulations, including proposed or
      --------------------
temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean the trust established by this Agreement.
      -----

     "Trust Certificates" shall mean the Certificates and the Residual
      ------------------
Interest Instruments, collectively.

     "Underwriter" shall mean Greenwich Capital Markets, Inc.
      -----------

     1.2  Other Definitional Provisions.
          -----------------------------
          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

II
                                 ORGANIZATION

     2.1  Name.  The Trust created hereby shall be known as "Mego Mortgage
          ----
	  Home Loan Owner Trust 1997-1", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.
     2.2  Office.  The office of the Trust shall be in care of the Owner
          ------
	  Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners, the Securities Insurer, and the Company.
     2.3  Purposes and Powers.   (a)  The purpose of the Trust is to
          -------------------
	  engage in the following activities:
               (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell such Notes and such Certificates;

               (ii) with the proceeds of the sale of the Notes and the
                    Certificates, to fund start-up and transactional expenses of the Trust and to pay the balance to the Depositor and the Company, as their interests may appear pursuant to the Sale and Servicing Agreement;

              (iii) to assign, grant, transfer, pledge, mortgage and
                    convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

               (iv) to enter into and perform its obligations under the
                    Transaction Documents to which it is to be a party;

               (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

               (vi) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders; and

              (vii) to issue the Residual Interest Instruments pursuant
                    to this Agreement.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Transaction Documents.

     2.4  Appointment of Owner Trustee.  The Depositor hereby appoints the
          ----------------------------
	  Owner Trustee as trustee of the Trust effective as of the date to hereof, to have all the rights, powers and duties set forth herein.
     2.5  Initial Capital Contribution of Owner Trust Estate.  The
          --------------------------------------------------
	  Depositor hereby sells, assigns, transfers, conveys and sets over
	  to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Company
	  shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse
	  the Owner Trustee for any such expenses paid by the Owner Trustee.
     2.6  Declaration of Trust.  The Owner Trustee hereby declares that it
          --------------------
	  will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the
	  Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Home Loans and other assets held by the Trust, the partners of the partnership being the holders of the Trust Certificates and the Notes being non-recourse debt of the partnership. The parties
	  agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.
     2.7  Title to Trust Property.
          -----------------------
          (a) Subject to the Indenture, legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, the Co-Owner Trustee and/or a separate trustee, as the case may be.
          (b) The Owners shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the
               Owner Trust Estate.
     2.8  Situs of Trust.  The Trust will be located and administered in
          --------------
	  the state of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York, except with respect to the Co-Owner Trustee. The Trust shall not have any employees; provided,
                             					     --------
	  however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware
	  or New York, and payments will be made by the Trust only from Delaware or New York, except with respect to the Co-Owner Trustee. The only office of the Trust will be at the Corporate Trust Office
	  in Delaware.
     2.9  Representations and Warranties of the Depositor and the Company;
          ----------------------------------------------------------------
	  Covenant of the Company.
	  -----------------------
          (a) The Depositor hereby represents and warrants to the Owner Trustee, the Co-Owner Trustee and the Securities Insurer that:

               (i) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted. The Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity.;

               (ii) The consummation of the transactions contemplated by this
                    Agreement will not result in (i) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Depositor, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its respective property is subject;

             (iii) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          (b) The Company hereby represents and warrants to the Owner Trustee, the Co-Owner Trustee and the Securities Insurer that:

               (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (ii) The Company is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

              (iii) The Company has the power and authority to execute
                    and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the
                   Company by all necessary corporate action.

               (iv) The consummation of the transactions contemplated by this
                    Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

               (v) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

          (c) The Company covenants with the Owner Trustee, the Co-Owner Trustee and the Securities Insurer that during the continuance of this Agreement it will comply in all respects with the provisions of its Certificate of Incorporation in effect from time to time.

     2.10 Federal Income Tax Allocations.  Net income of the Trust for any
          ------------------------------
month, as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated to the holders of the Residual Interest Instruments, on a pro rata basis.


III
                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

     3.1  Initial Ownership. Upon the formation of the Trust by the
          -----------------
	  contribution by the Depositor pursuant to Section 2.5 and until the
                                          -----------
	  issuance of the Trust Certificates, the Depositor shall be the sole Owner of the Trust.
     3.2  The Trust Certificates.  The Certificates (other than the
          ----------------------
	  Residual Interest) shall be issued in minimum denominations of $100,000 notional amount and in integral multiples of $1,000 in excess thereof. The Residual Interest Instruments shall not be issued with a principal or notional amount. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee or the Administrator. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the
	  Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.
     A transferee of a Trust Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder and under the Sale and Servicing Agreement, upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to
Section 3.4.
-----------

     3.3  Execution, Authentication and Delivery of Trust Certificates.
          ------------------------------------------------------------
	  Concurrently with the sale of the Home Loans to the Trust pursuant
	  to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, in an aggregate notional amount equal to the initial Class Notional Amount of the Certificates, and the Residual Interest Instruments representing 100% of the Percentage Interests
	  of the Residual Interest to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor,
	  in authorized denominations. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for
	  any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibits A and B, executed by the Owner Trustee or the Administrator,
	  ----------------
	  as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.
     3.4  Registration of Transfer and Exchange of Trust Certificates.
          -----------------------------------------------------------
	  The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate
         		                          -----------
	  Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Administrator shall be the initial Certificate Registrar.
     Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.8, the Owner
                                            -----------
Trustee shall execute, authenticate and deliver (or shall cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of an Owner, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.
                       -----------

     Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Owner or his attorney duly authorized in writing. In addition, each Residual Interest Instrument presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in Sections 3.10(a) and (b). Each Trust Certificate surrendered for registration
------------------------
of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

     3.5  Mutilated, Destroyed, Lost or Stolen Trust Certificates.  If (a)
          -------------------------------------------------------
	  any mutilated Trust Certificate shall be surrendered to the
	  Certificate Registrar, or if the Certificate Registrar shall
	  receive evidence to its satisfaction of the destruction, loss or
	  theft of any Trust Certificate and (b) there shall be delivered to
	  the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate shall
	  have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust
	  Certificate shall be found at any time.
     3.6  Persons Deemed Owners.  Prior to due presentation of a Trust
          ---------------------
	  Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving
	  distributions pursuant to Section 5.2 and for all other purposes
            			    -----------
	  whatsoever, and neither the Owner Trustee nor the Certificate
	  Registrar shall be bound by any notice to the contrary.
     3.7  Access to List of Owners' Names and Addresses.  The Certificate
          ---------------------------------------------
	  Registrar shall furnish or cause to be furnished to the Master Servicer, the Servicer, the Depositor and the Indenture Trustee
	  within 15 days after receipt by the Owner Trustee of a request
	  therefor from the Master Servicer, the Servicer, the Depositor or
	  the Indenture Trustee in writing, a list, in such form as the
	  Master Servicer, the Servicer, the Depositor or the Indenture
	  Trustee may reasonably require, of the names and addresses of the Owners as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates together evidencing not less than a 25% Percentage Interest in the
	  Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with
	  other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is
	  accompanied by a copy of the communication that such applicants
	  propose to transmit, then the Owner Trustee shall, within five
	  Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list
	  of Certificateholders.  Each Owner, by receiving and holding a
	  Trust Certificate, shall be deemed to have agreed not to hold any
	  of the Depositor, the Company, the Certificate Registrar or the
	  Owner Trustee accountable by reason of the disclosure of its name
	  and address, regardless of the source from which such information
	  was derived.
     3.8  Maintenance of Office or Agency.  The Owner Trustee shall
          -------------------------------
	  maintain an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee
	  in respect of the Trust Certificates and the Transaction Documents
	  may be served. The Owner Trustee initially designates the Administrator's office in St. Paul, Minnesota as its principal corporate trust office for such purposes. The Owner Trustee shall
	  give prompt written notice to the Company and to the
	  Certificateholders of any change in the location of the Certificate Register or any such office or agency.
     3.9  Appointment of Paying Agent.  The Owner Trustee hereby appoints
          ----------------------------
	  the Co-Owner Trustee as Paying Agent under this Agreement.  The
	  Paying Agent shall make distributions to Certificateholders and Residual Interestholders from the Certificate Distribution Account pursuant to Section 5.2 hereof and Section 5.01 of the Sale and
		      -----------
	  Servicing Agreement and shall report the amounts of such
	  distributions to the Owner Trustee.  The Paying Agent shall have
	  the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions
	  referred to above. In the event that the Co-Owner Trustee shall no longer be the Paying Agent hereunder, the Owner Trustee shall
	  appoint a successor to act as Paying Agent (which shall be a bank or trust company) acceptable to the Securities Insurer. The Owner
	  Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver
	  to the Owner Trustee an instrument in which such successor Paying
	  Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Pay
	  in trust for the benefit of the Certificateholders and Residual Interestholders entitled thereto until such sums shall be paid to
	  such Owners.  The Paying Agent shall return all unclaimed funds to
	  the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and 8.1 shall
                                      ------------------------------
	  apply to the Co-Owner Trustee also in its role as Paying Agent, for
	  so long as the Co-Owner Trustee shall act as Paying Agent and, to
	  the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.
	  Notwithstanding anything herein to the contrary, the Co-Owner Trustee and the Paying Agent shall be the same entity as the Indenture
	  Trustee under the Indenture and the Sale and Servicing Agreement, unless a Securities Insurer Default has occurred and is continuing.
	  In such event, the Co-Owner Trustee and the Paying Agent shall
	  resign and the Owner Trustee shall assume the duties and obligations
	  of the Co-Owner Trustee and the Paying Agent hereunder and under the Sale and Servicing Agreement; provided, however, that the Indenture Trustee shall continue to perform its duties as Contract of Insurance Holder under the Sale and Servicing Agreement. In addition, in such event, the Indenture Trustee shall agree to continue to make claims under the Guaranty Policy on behalf of the Owner Trustee for the benefit of the Certificateholders pursuant to the Sale and Servicing Agreement.
     3.10 Restrictions on Transfer of Trust Certificates.
          ----------------------------------------------
          (a) Neither any Certificate nor any Residual Interest Instrument may be acquired, by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Trust Certificate, the Owner thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

          (b) Each prospective purchaser and any subsequent transferee of a Trust Certificate (each, a "Prospective Owner"), other than the
                                 -----------------
     Company or a wholly-owned subsidiary of the Company, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

               (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of
                        --------------
	  such Trust Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule
	  144A and is acquiring such Trust Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Seller or the Company).

               (ii) Such Person understands that such Trust Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

               (iii) Such Person understands that each Trust Certificate bears a legend to the following effect:

               "(THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT) (THIS CERTIFICATE) HAS NOT
               BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT
               OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES
               LAWS.  THIS (RESIDUAL INTEREST) (CERTIFICATE) MAY BE
               DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE
               DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY
               TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN
               RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT
               IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT
               PURSUANT TO RULE 144A OR ((II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF
               SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940), AS AMENDED (INCLUDING, BUT NOT LIMITED
               TO, MEGO MORTGAGE CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT
               AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST INSTRUMENT UNDER THE ACT OR ANY STATE SECURITIES LAWS."

               (iv) Such Person shall comply with the provisions of
          Section 3.10(b), as applicable, relating to the ERISA
          ---------------
	  restrictions with respect to the acceptance or acquisition of such Residual Interest Instrument.

          (c)  Each Prospective Owner, other than the Company, shall either:


               (i) represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that the Prospective Owner is not (A) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
						               -----
          (B) a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") or (C) any
                                                      ----
	  entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity and is not directly or indirectly purchasing such Trust Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or

               (ii) furnish to the Owner Trustee and the Certificate Registrar and any of their respective successors an opinion of counsel acceptable to such persons that (A) the proposed issuance or transfer of such Trust Certificate to such Prospective Owner will not cause any assets of the Trust to be deemed assets of a Plan, or (B) the proposed issuance or transfer of such Trust Certificate will not cause the Owner Trustee or the Certificate Registrar or any of their respective successors to be a fiduciary of a Plan within the meaning of Section 3(21) of ERISA and will not give rise to a transaction described in Section 406 of ERISA or
          Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable.

     (d) By its acceptance of a Residual Interest Instrument, each Prospective Owner agrees and acknowledges that no legal or beneficial interest in all or any portion of the Residual Interest Instruments may be transferred directly or indirectly to an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

     (e) Neither The Owner Trustee nor the Administrator shall execute, or countersign and deliver, any Trust Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee or the Administrator a certificate, substantially in the form attached as Exhibit D to this Agreement, signed by the transferee or a
            ---------
Non-permitted Foreign Holder, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of any Trust Certificate to Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer any Trust Certificate without providing to Certificate Registrar on behalf of the Owner Trustee a certificate substantially in the form attached as Exhibit D to this Agreement.
                                      ---------

     (f) Each Trust Certificate shall bear an additional legend referring to the foregoing restrictions contained in paragraphs (c) and (d) above.

     (g) The Prospective Owner of a Residual Interest Instrument shall obtain an opinion of counsel to the effect that, as a matter of Federal income tax law, such Prospective Owner is permitted to accept the transfer of a Residual Interest Instrument.

     (h) The Residual Interest Instrument may not be transferred without an Opinion of Counsel to the effect that such transfer would not jeopardize the tax treatment of the Trust, would not subject the Trust to an entity-level tax, and would not jeopardize the status of the Notes as debt for all purposes.

     (i) The Trust Certificates shall not be listed for trading on an established securities market, nor be readily tradeable on a secondary market, nor be transferable through the substantial equivalent of a secondary market, nor shall the Issuer be permitted to have more than 100 partners, for income tax purposes, all within the meaning of Code Section 7704, and its attendant regulations, as applicable. If requested, in the discretion of the Owner Trustee, transfer of a Trust Certificate shall be made only if accom-panied by an opinion of counsel satisfactory to the Owner Trustee or the Co-Owner Trustee, which opinion of counsel shall not be an expense of the Issuer, the Owner Trustee, the Servicer or the Seller, to the effect such transfer will not cause the Issuer to be a publicly traded partnership taxable as a corporation and will not cause the termination of the Issuer under the federal income tax rules applicable to partnerships.

nIV
                           ACTIONS BY OWNER TRUSTEE

     4.1  Prior Notice to Owners with Respect to Certain Matters.  With
          ------------------------------------------------------
	  respect to the following matters, the Owner Trustee shall not take action, and the Owners shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Owners and the Securities Insurer in writing of the proposed action and the Owners and/or the Securities Insurer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners and/or the Securities Insurer have withheld consent or the Owners have provided alternative direction (any direction by the Owners shall require the prior consent of the Securities Insurer):
          (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Loans);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

          (c) the amendment or other change to this Agreement or any Transaction Document in circumstances where the consent of any Noteholder or the Securities Insurer is required;

          (d) the amendment or other change to this Agreement or any Transaction Document in circumstances where the consent of any Noteholder or the Securities Insurer is not required and such amendment materially adversely affects the interest of the Owners;

          (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

          (f) the consent to the calling or waiver of any default of any Transaction Document;

          (g) the consent to the assignment by the Indenture Trustee, the Master Servicer or Servicer of their respective obligations under any Transaction Document;

          (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

          (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

          (j) cause the Trust to incur, assume or guaranty any indebtedness other than the Notes, as set forth in this Agreement;

          (k)  do any act that conflicts with any other Transaction Document;

          (l) do any act which would make it impossible to carry on the ordinary business of the Trust;

          (m)  confess a judgment against the Trust;

          (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

          (o)  cause the Trust to lend any funds to any entity; or

          (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

     In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Company, the Depositor, and any of their respective affiliates. This Agreement is and shall be the only agreement among the parties hereto with respect to the creation, operation and termination of the Trust. For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Owner. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto.

     The Owner Trustee shall not have the power, except upon the direction of the Majority Securityholders with the consent of the Securities Insurer, and to the extent otherwise consistent with the Transaction Documents, to (i) remove or replace the Master Servicer, the Servicer or the Indenture Trustee,
(ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture and the Insurance Agreement remain in effect and no Securities Insurer Default exists, no Certificateholder or Residual Interestholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

     4.2  Action by Owners with Respect to Certain Matters.  The Owner
          -------------------------------------------------
	  Trustee shall not have the power, except upon the direction of the Owners and the consent of the Securities Insurer, to (a) remove the Administrator pursuant to the Administration Agreement, (b) appoint a successor Administrator pursuant to the Administration Agreement,
	  (c) remove the Master Servicer pursuant to the Sale and Servicing Agreement, (d) remove the Servicer pursuant to the Servicing Agreement, or (e) sell the Home Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners and only after obtaining the consent of the Securities Insurer.
     4.3  Action by Owners with Respect to Bankruptcy.  The Owner Trustee
          -------------------------------------------
	  shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the consent and approval of the Securities Insurer, the unanimous prior approval of all Owners and the Securities Insurer and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.
     4.4  Restrictions on Owners' Power.  The Owners shall not direct the
          -----------------------------
	  Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the
	  Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3 nor
          					        -----------
	  shall the Owner Trustee be obligated to follow any such direction,
	  if given.
     4.5  Majority Control.  Except as expressly provided herein, any
          ----------------
	  action that may be taken by the Owners under this Agreement may be taken by (i) the Holders of Certificates evidencing more than a 50% Percentage Interest in the Certificates and (ii) the Majority Residual Interestholders. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing
	  (i) more than a 50% Percentage Interest in the Certificates and
	  (ii) the Majority Residual Interestholders at the time of the delivery of such notice.

V
                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     5.1  Establishment of Trust Account.  The Owner Trustee shall cause
          ------------------------------
	  the Indenture Trustee, to establish and maintain with First Trust of New York, National Association for the benefit of the Owner Trustee or Co-Owner Trustee one or more Eligible Accounts which while the Co-Owner Trustee holds such Trust Account shall be entitled "CERTIFICATE DISTRIBUTION ACCOUNT, FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS CO-OWNER TRUSTEE, IN TRUST FOR THE MEGO MORTGAGE HOME LOAN ASSET BACKED SECURITIES, SERIES 1997-1". Funds shall be deposited in the Certificate Distribution Account as required by the Sale and Servicing Agreement.
     All of the right, title and interest of the Co-Owner Trustee or Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners, the Securities Insurer and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Owners, the Securities Insurer and the Servicer.

     In addition to the foregoing, the Certificate Distribution Account is a Trust Account under the Sale and Servicing Agreement and constitutes part of the Trust Estate pledged by the Trust to the Indenture Trustee under the Indenture. The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and the Indenture, including, without limitation, the provisions of Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement regarding distributions from the Certificate Distribution Account.

     The Company agrees to direct and shall have the sole authority to direct the Owner Trustee or Co-Owner Trustee, or their successor in interest, as to the Permitted Investments in which the funds on deposit in the Trust Accounts (as such term is defined in the Sale and Servicing Agreement) may be invested.

     5.2  Application Of Trust Funds.
          --------------------------
          (a) On each Distribution Date, the Owner Trustee or Co-Owner Trustee shall direct the Paying Agent to make the distributions and payments set forth in Sections 5.01(c) and
               5.03 of the Sale and Servicing Agreement from amounts on deposit in the Note Distribution Account and the Certificate Distribution Account, respectively.

          (b)  On or before the third Business Day following each
               Distribution Date, the Owner Trustee shall cause the Paying Agent to send to each Owner the Statement to Securityholders prepared pursuant to Section 6.02 of
                                    ------------
               the Sale and Servicing Agreement with respect to such Distribution Date.

          (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     5.3  Method of Payment.  Distributions required to be made to Owners
          -----------------
	  on any Distribution Date shall be made to each Owner of record on the preceding Record Date in the manner set forth in Section 5.03 of the Sale and Servicing Agreement.
     5.4  Segregation of Moneys; No Interest.  Subject to Sections 4.1 and
          ----------------------------------
	  5.2, moneys received by the Owner Trustee hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Sale and Servicing Agreement and shall be invested in Permitted Investments at the direction of the Company. The Owner Trustee shall not be liable
	  for payment of any interest in respect of such moneys.
     5.5  Accounting and Reports to the Certificateholder, Owners, the
          ------------------------------------------------------------
	  Internal Revenue Service and Others.  The Owner Trustee shall (a)
	  -----------------------------------
	  maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separate from those of any other entity
	  and reflect the separate interest of the Trust, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each
	  Owner to prepare its federal and state income tax returns, (c) file such tax return relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for Federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c)
                                                                 --------------
	  with respect to income or distributions to Owners. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Home Loans. The Owner Trustee shall not make the election provided under
	  Section 754 of the Code.
     5.6  Signature on Returns.
          --------------------
          The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Company.


VI
                    AUTHORITY AND DUTIES OF OWNER TRUSTEE

     6.1  General Authority.  The Owner Trustee is authorized and directed
          -----------------
	  to execute and deliver or cause to be executed and delivered the Notes, the Trust Certificates and the Transaction Documents to
	  which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the
	  Transaction Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Classes of Notes in the following aggregate principal amounts: Class A-1 Notes, $23,300,000; Class A-2 Notes, $25,950,000;
	  Class A-3 Notes, $10,300,000; and Class A-4 Notes, $26,603,605.  The
	  Administrator on behalf of the Owner Trustee shall authenticate and deliver the Certificates and the Residual Interest Instruments. In addition to the foregoing, the Owner Trustee is authorized, but
	  shall not be obligated, to take all actions required of the Trust, pursuant to the Transaction Documents.
     6.2  General Duties.  It shall be the duty of the Owner Trustee:
          --------------
          (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator or the Co-Owner Trustee has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Transaction Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Co-Owner Trustee to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

          (b) to obtain and preserve, the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Trust Estate and each other instrument and agreement included in the Trust Estate.

     6.3  Action upon Instruction.
          -----------------------
          (a) Subject to Article IV and in accordance with the terms of the Transaction Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any-time by written instruction of the Owners pursuant to Article IV.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners and the Securities Insurer requesting instruction from the Owners as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     6.4  No Duties Except as Specified in this Agreement, the Transaction
          ----------------------------------------------------------------
	  Documents or in Instructions.  The Owner Trustee shall not have any
	  ----------------------------
	  duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the
	  Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated
	  hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Transaction Document or in any document or written instruction received by the Owner
	  Trustee pursuant to Section 6.3; and no implied duties or obligations
                              -----------
	  shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for
	  the Trust or to record this Agreement or any Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that
	  result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner
	  Trust Estate.
     6.5  No Action Except Under Specified Documents or Instructions.  The
          ----------------------------------------------------------
	  Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i)
	  in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in
	  accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.
                      -----------
     6.6  Restrictions.  The Owner Trustee shall not take any action (a)
          ------------
	  that is inconsistent with the purposes of the Trust set forth in
	  Section 2.3 or (b) that, to the actual knowledge of the Owner
          ----------
	  Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

VII
                         CONCERNING THE OWNER TRUSTEE

     7.1  Acceptance of Trusts and Duties.  The Owner Trustee accepts the
          -------------------------------
	  trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Transaction Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Transaction Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3
                                                         -----------
	  expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

          (c) no provision of this Agreement or any Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Transaction Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Seller, the Company, the Indenture Trustee, the Master Servicer or the Servicer under any of the Transaction Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Master Servicer under the Sale and Servicing Agreement, or the Servicer under the Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement pursuant to Section 10.5 hereof.

     7.2  Furnishing of Documents.  The Owner Trustee shall furnish (a) to
          -----------------------
	  the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents and
	  (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.
     7.3  Representations and Warranties.
          ------------------------------
          (a) The Owner Trustee hereby represents and warrants to the Depositor and the Company, for the benefit of the Owners, that:

               (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

              (iii) Neither the execution nor the delivery by it of this
                    Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          (b) The Co-Owner Trustee hereby represents and warrants to the Depositor and the Company and the Securities Insurer, for the benefit of the Owners, that:

               (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

              (iii) Neither the execution nor the delivery by it of this
                    Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Minnesota law, governmental rule or regulation governing the banking or trust powers of the Co-Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     7.4  Reliance; Advice of Counsel.
          ---------------------------
          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Transaction Document.

     7.5  Not Acting  in Individual Capacity.  Except as provided in this
          -----------------------------------
	  Article VII, in accepting the trusts hereby created Wilmington
	  Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.
     7.6  Owner Trustee Not Liable for Trust Certificates or Home Loans.
          -------------------------------------------------------------
	  The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee
	  makes no representations as to the validity or sufficiency of this Agreement, of any Transaction Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates and as specified in Section 7.3) or the
	                                                -----------
	  Notes, or of any Home Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Loan, or the perfection and priority of any security interest created by any Home Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of
	  the Owner Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Loan on any computer or other record thereof; the validity of the assignment of any Home Loan to the Trust or of any intervening assignment; the completeness of any Home Loan; the performance or enforcement of any Home Loan; the compliance by the Depositor, the Company, the Master Servicer or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee, the Master Servicer or the Servicer or any subservicer taken in the name of the Owner Trustee.
     7.7  Owner Trustee May Own Trust Certificates and Notes.  The Owner
          --------------------------------------------------
	  Trustee in its individual or any other capacity may become the
	  owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture
	  Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.
     7.8  Licenses.  The Owner Trustee shall cause the Trust to use its
          --------
	  best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby
	  and thereby until such time as the Trust shall terminate in accordance with the terms hereof.
     Section 7.9  Rights of Co-Owner Trustee.  The Co-Owner Trustee shall
                  --------------------------
be entitled to all the rights and benefits conferred upon the Owner Trustee in Article VII of this Agreement.

VIII

                        COMPENSATION OF OWNER TRUSTEE

     8.1  Owner Trustee's Fees and Expenses.  The Owner Trustee shall
          ---------------------------------
	  receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Company and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Company for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.
     8.2  Indemnification.  The Company shall be liable as primary
          ---------------
	  obligor, and the Servicer as secondary obligor pursuant to the Administration Agreement, for, and shall indemnify the Owner Trustee, the Co-Owner Trustee and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in
	  any way relating to or arising out of this Agreement, the Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Co-Owner Trustee hereunder, except only that the Company shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of
	  Section 7.1 hereof.  The indemnities contained in this Section
          -----------
	  shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's or Co-Owner Trustee's choice of legal counsel shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.
     8.3  Payments to the Owner Trustee.  Any amounts paid to the Owner
          -----------------------------
	  Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

IX
                        TERMINATION OF TRUST AGREEMENT

     9.1  Termination of Trust Agreement.
          ------------------------------
          (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and the termination of the Sale and Servicing Agreement and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's) alive on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) The Certificates shall be subject to an early redemption or termination at the option of the Company, the Master Servicer or the Securities Insurer in the manner and subject to the provisions of Section 11.01 of the Sale and Servicing Agreement.

          (c)  Except as provided in Sections 9.1(a) and (b) above, none
                                     -----------------------
	       of the Depositor, the Company, the Securities Insurer nor any Owner shall be entitled to revoke or terminate the Trust.

          (d) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders, the Securities Insurer and the Rating Agencies mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) or (b) above, which
                                      --------------     ---
	       notice given by the Owner Trustee shall state (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying
	       Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Sections 5.01(c) and 5.03
                                                     -------------------------
	       of the Sale and Servicing Agreement.


          In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Co-Owner Trustee shall - give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Co-Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Co-Owner Trustee to the Residual Interestholders on a pro rata basis.

          (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
               Section 3820 of the Business Trust Statute.


X


            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     10.1 Eligibility Requirements for Owner Trustee.  The Owner Trustee
          ------------------------------------------
	  shall at all times be a corporation satisfying the provisions of
	  Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which
	  has) a long-term rating of at least "A-1" by Standard & Poor's and "Baa3" by Moody's and being acceptable to the Securities Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in
	  Section 10.2.
          -----------
     10.2 Resignation or Removal of Owner Trustee or Co-Owner Trustee.
          -----------------------------------------------------------
	  The Owner Trustee or Co-Owner Trustee may at any time resign and
	  be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Indenture Trustee, the Securities Insurer and the Company. Upon receiving such notice
	  of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Co-Owner Trustee (acceptable to the Securities Insurer) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee or Co-Owner Trustee. If no successor Owner Trustee or Co-Owner Trustee shall have been so appointed and have accepted appointment within 30
	  days after the giving of such notice of resignation, the resigning Owner Trustee or Co-Owner Trustee or the Securities Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Co-Owner Trustee.
     If at any time the Owner Trustee or Co-Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall
                                                 ------------
fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee or Co-Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or Co-Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or Co-Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Securities Insurer, or the Administrator with the consent of the Securities Insurer, may remove the Owner Trustee or Co-Owner Trustee. If the Administrator or the Securities Insurer shall remove the Owner Trustee or Co-Owner Trustee under the authority of the immediately preceding sentence, the Securities Insurer, or the Administrator with the consent of the Securities Insurer, shall promptly appoint a successor Owner Trustee or Co-Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Co-Owner Trustee so removed and one copy to the successor Owner Trustee or Co-Owner Trustee and payment of all fees owed to the outgoing Owner Trustee or Co-Owner Trustee.

     Any resignation or removal of the Owner Trustee or Co-Owner Trustee and appointment of a successor Owner Trustee or Co-Owner Trustee pursuant to any of the provisions of this Section shall not become effective until (i) acceptance of appointment by the successor Owner Trustee or Co-Owner Trustee pursuant to Section 10.3 written approval by the Securities
            ------------
Insurer and payment of all fees and expenses owed to the outgoing Owner Trustee or Co-Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee or Co-Owner Trustee to each of the Rating Agencies and the Securities Insurer.

     10.3 Successor Owner Trustee or Co-Owner Trustee.  Any successor
          -------------------------------------------
	  Owner Trustee or Co-Owner Trustee appointed pursuant to Section
	  10.2 shall execute, acknowledge and deliver to the Administrator, the Securities Insurer and to its predecessor Owner Trustee or Co-Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the - resignation or removal of the predecessor Owner Trustee or Co-Owner Trustee shall become effective and such successor Owner Trustee or Co-Owner Trustee (if acceptable to the Securities Insurer), without any further act, deed or conveyance, shall become fully vested with all the rights, owers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Co-Owner Trustee. The predecessor Owner Trustee or Co-Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Co-Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee or Co-Owner
	  Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Co-Owner Trustee all such rights, powers, duties, and obligations.
     No successor Owner Trustee or Co-Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee or Co-Owner Trustee shall be eligible pursuant to
Section 10.1.
------------

     Upon acceptance of appointment by a successor Owner Trustee or Co-Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee or Co-Owner Trustee to all Owners, the Indenture Trustee, the Noteholders, the Securities Insurer and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee or Co-Owner Trustee, the successor Owner Trustee or Co-Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     10.4 Merger or Consolidation of Owner Trustee.  Any corporation into
          ----------------------------------------
	  which the Owner Trustee may be merged or converted or with which
	  it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution
                                        --------
	  or filing of any instrument or any further act on the part of any
	  of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail
                           -------- -------
	  notice of such merger or consolidation to the Rating Agencies.
     10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee.
          ---------------------------------------------------------
	  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates under the Sale and Servicing Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and acceptable to the Securities Insurer to act as co-owner trustee, jointly with the Owner Trustee, or separate owner trustee or separate owner trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator, the Securities Insurer and the Owner Trustee may consider necessary or desirable.
	  If the Administrator shall not have joined in such appointment
	  within 25 days after the receipt by it of a request so to do, the Owner Trustee (with the consent of the Securities Insurer) shall
	  have the power to make such appointment. No Co-Owner Trustee or separate Owner Trustee under this Section 10.5 shall be required to meet the terms of eligibility as a successor trustee pursuant to
	  Section 10.1 and no notice of the appointment of any co-owner
          ------------
	  trustee or separate Owner Trustee shall be required pursuant to
	  Section 10.3.
                  ----
     The Owner Trustee hereby appoints the Indenture Trustee as Co-Owner Trustee for the purpose of (i) establishing and maintaining the Certificate Distribution Account and making the distributions therefrom to the Persons entitled thereto pursuant to Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement and (ii) holding the Contract of Insurance on behalf of the Trust, facilitating claims under the Contract of Insurance and for purposes of holding record ownership of each FHA Loan. The Owner Trustee and the Co-Owner Trustee each agree that upon the occurrence and continuation of a Securities Insurer Default, the Co-Owner Trustee shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement (other than its duties as Contract of Insurance Holder thereunder) and this Agreement, including without limitation, the obligations of the Co-Owner Trustee as Paying Agent pursuant to Section 3.9 hereof.
            -----------

     Each separate owner trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate owner trustee or co-owner trustee but solely at the direction of the Owner Trustee; provided that
                                                           --------
Co-Owner Trustee, in performing its duties and obligations under the Sale and Servicing Agreement, may act separately in its capacity as Co-Owner Trustee without the Owner Trustee joining in such Acts.

               (ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

              (iii) The Administrator and the Owner Trustee acting
                    jointly may at any time accept the resignation of or remove any separate owner trustee or co-owner trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate owner trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate owner trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate owner trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     The Co-Owner Trustee, in its capacity as Co-Owner Trustee, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Servicing Agreement.


XI
                                MISCELLANEOUS

     11.1 Supplements and Amendments.  This Agreement may be amended by
          --------------------------
the Depositor, the Company and the Owner Trustee, with the prior consent of the Securities Insurer, and with prior written notice to the Rating Agencies and the Securities Insurer, but without the consent of any of the Noteholders or the Owners or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Owners provided, however, that
              --------  -------
such action shall not adversely affect in any material respect the interests of any Noteholder or Owner or the rights of the Securities Insurer. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Owner if (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

     This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Securities Insurer, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Percentage Interests in the Notes, the Holders of Certificates evidencing more than 50% of the Percentage Interests in the Certificates and the Majority Residual Interestholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or the Securities Insurer (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Class Notional Balance of the Certificates or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and Certificates and the Securities Insurer, and in the case of clause (b) without the consent of the holders of all the outstanding Residual Interest Instruments.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Securities Insurer and each of the Rating Agencies.

     It shall not be necessary for the consent of Owners, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     11.2 No Legal Title to Owner Trust Estate in Owners.  The Owners
          ----------------------------- ----------------
shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     11.3 Limitations on Rights of Others.  The provisions of this
          -------------------------------
Agreement are solely for the benefit of the Owner Trustee, the Co-Owner Trustee, the Depositor, the Company, the Owners, the Administrator, the Securities Insurer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     11.4 Notices.  (a)  Unless otherwise expressly specified or permitted
          -------
by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (ii) if to the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: John Anderson, Senior Vice President; (iii) if to the Company, Mego Mortgage Corporation, 1000 Parkwood Circle, Suite 500 Atlanta, Georgia 30339,
Attention: Jeff S. Moore, President; (iv) if to the Securities Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention:
IPM-SF, telephone: 914-765-3810, confirmation: 914-765-3781; (v) if to the Co-Owner Trustee, First Trust of New York, National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Mego Mortgage 1997-1 Corporate Trust Department; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

     11.5 Severability.  Any provision of this Agreement that is
          ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.6 Separate Counterparts.  This Agreement may be executed by the
          ---------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     11.7 Successors and Assigns.  All covenants and agreements contained
          ----------------------
herein shall be binding upon, and inure to the benefit of, the Depositor, the Company, the Securities Insurer, the Owner Trustee, the Co-Owner Trustee and its successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

     11.8 No Petition.  The Owner Trustee, by entering into this
          -----------
Agreement, each Owner, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company, any wholly-owned subsidiary of the Company, the Depositor or the Trust, or join in any institution against the Company, any wholly-owned subsidiary of the Company, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Transaction Documents.

     11.9 Covenants of Company.  The Company shall not institute at any
          --------------------
time any Bankruptcy proceeding against the Trust or any wholly-owned subsidiary of the Company, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.

     11.10     No Recourse.   Each Owner by accepting a Trust Certificate
               -----------
acknowledges that such Owner's Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Seller, the Servicer, the Company, the Depositor, the Administrator, the Owner Trustee, the Co-Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Transaction Documents.

     11.11     Headings.  The headings of the various Articles and
               --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     11.12     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
               -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     11.13     Section 11.13 (Reserved).
               ------------------------

     11.14     Grant of Certificateholder and Residual Interest Holder
               -------------------------------------------------------
Rights to Securities Insurer.
----------------------------
          (a) In consideration for the guarantee of the Certificates by the Securities Insurer pursuant to the Guaranty Policy, the Certificateholders hereby grant to the Securities Insurer the right to act as the Holder of 100% of the outstanding Certificates for the purpose of exercising the rights of the Certificateholders under this Agreement without the consent of the Certificateholders, including the voting rights of such holders hereunder, but excluding those rights requiring the consent of all such Holders under Section 11.1 and any rights of such Holders to distributions under Sections 5.01(c) and
               5.03 of the Sale and Servicing Agreement; provided that the preceding grant of rights to the Securities Insurer by the Certificateholders shall be subject to Section 11.16.
                                                      -------------

          (b) In consideration for the issuance of the Residual Interest Instruments and for the guarantee of the Certificates by the Securities Insurer pursuant to the Guaranty Policy, the holders of the Residual Interest Instruments hereby grant to the Securities Insurer the right to act as the holder of 100% of the Residual Interest Instruments for the purpose of exercising the rights of the holders of the Residual Interest under this Agreement, including the voting rights of such holders hereunder, but excluding those rights requiring the consent of all such holders under Section 11.1 and any rights of such holders to Distributions under Sections 5.01(c) and
               5.03 of the Sale and Servicing Agreement; provided that the preceding grant of rights to the Securities Insurer by the holders of the Residual Interest shall be subject to Section 11.15.

          (c) The rights of the Securities Insurer to direct certain actions and consent to certain actions of the Certificateholders hereunder will terminate at such time as the Notional Balance of the Certificates has been reduced to zero and the Securities Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.

     11.15      Third-Party Beneficiary.  The parties hereto acknowledge
                -----------------------
that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

     11.16      Suspension and Termination of Securities Insurer's Rights.
                ---------------------------------------------------------
          (a) During the continuation of a Securities Insurer Default, rights granted or reserved to the Securities Insurer hereunder shall vest instead in the Owners; provided that the Securities Insurer shall be entitled to any distributions in reimbursement of the Securities Insurer Reimbursement Amount, and the Securities Insurer shall retain those rights under
               Section 11.1 to consent to any amendment of this Agreement.
               ------------

          At such time as either (i) the Class Notional Amount has been reduced to zero or (ii) the Guaranty Policy has been terminated and in either case of (i) or (ii) the Securities Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Securities Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Securities Insurer), then the rights and benefits granted or reserved to the Securities Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Owner shall be entitled to the exercise of such rights and to receive such benefits of the Securities Insurer following such termination to the extent that such rights and benefits are applicable to the Owners.

     11.17      Inconsistencies with Sale and Servicing Agreement.
                -------------------------------------------------
     In the event certain provisions of this Agreement conflict with the provisions of the Sale and Servicing Agreement, the parties hereto agree that the provisions of the Sale and Servicing Agreement shall be controlling.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                  FINANCIAL ASSET SECURITIES CORP.,
                                  Depositor


                                  By: /s/ John Anderson
                                     ------------------------------------
                                             Name:  John Anderson
                                             Title:


                                  MEGO MORTGAGE CORPORATION

                                  By: /s/ James Belter
                                     ------------------------------------
                                             Name:  James Belter
                                             Title:


                                  WILMINGTON TRUST COMPANY,
                                  not in its individual capacity but
                                  solely as Owner Trustee


                                  By: /s/ Patricia A. Evans
                                     ------------------------------------
                                             Name:  Patricia A. Evans
                                             Title:


                                  FIRST TRUST OF NEW YORK, NATIONAL
                                  ASSOCIATION, not in its individual capacity but solely as Co-Owner Trustee and Paying Agent

                                  By: /s/ Edward Kachinski
                                     ------------------------------------
                                             Name:  Edward Kachinski
                                             Title:



THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF FINANCIAL ASSET SECURITIES CORP., MEGO MORTGAGE CORPORATION OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.


                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1

                   ____% HOME LOAN ASSET BACKED CERTIFICATE

evidencing a (fractional undivided interest) in the Trust, as defined below, the property of which includes a pool of Home Loans sold to the Trust by Financial Asset Securities Corp.

NUMBER:______          FRACTIONAL UNDIVIDED  INTEREST: __________/_________th
                                                         CUSIP NO. ______ ___

                 (See Reverse Pages for certain definitions)

     THIS CERTIFIES THAT___________ is the registered owner of a _________/__________th nonassessable, fully-paid, fractional undivided interest in MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1 (the "Trust") formed by Financial Asset Securities Corp., a Delaware corporation (the "Seller").

     The Trust was created pursuant to a Trust Agreement dated as of February 1, 1997 (as amended and supplemented from time to time, the "Trust Agreement"), among the Seller, Financial Asset Securities Corp., a Delaware corporation (the "Company"), Wilmington Trust Company, as owner trustee (the "Owner Trustee") and First Trust of New York National Association, as Co-Owner Trustee (the "Co-Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of February 1, 1997 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Seller, Mego Mortgage Corporation, as servicer (the "Servicer") and the Co-Owner Trustee, as applicable.

     This Certificate is one of the duly authorized Certificates designated as "Mego Mortgage Home Loan Asset Backed Certificates, Series 1997-1" (herein called the "Certificates") issued under the Trust Agreement. Also issued under an Indenture dated as of February 1, 1997, between the Trust and First Trust of New York, National Association, as Indenture Trustee, are the _____ classes of Notes designated as "Mego Mortgage Asset Backed Notes, Series 1997-1, Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Payments of interest on this Certificate shall be made by First Trust of New York, National Association, in its capacity as Co-Owner Trustee under the Sale and Servicing Agreement. The property of the Trust includes a pool of Initial Home Loans and Subsequent Home Loans (collectively, the "Home Loans"), all monies due thereunder on or after the respective Cut-off Dates thereof, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes, as set forth in the Sale and Servicing Agreement and the Indenture.

     Under the Trust Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day, (each, a "Distribution Date"), commencing in March, 1997, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which each Distribution Date occurs (the "Record Date") such Certificateholder's fractional undivided interest in the Certificateholder Distributable Amount to Certificateholders on such Distribution Date pursuant to Section 5.01 of the Sale and Servicing Agreement.

     The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

     It is the intent of the Seller, the Company, the Servicer and the Certificateholders that, for purposes of Federal, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Company) will be treated as partners in that partnership. The Company and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

     Each Certificateholder or Certificate Owner, by its acceptance of a Certificate or, in the case of a Certificate Owner, a beneficial interest in a Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.

     Distributions on this Certificate will be made as provided in the Trust Agreement, and the Indenture by the Indenture Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Co-Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Co-Owner Trustee in the Borough of Manhattan, The City of New York.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


                 (Remainder of page intentionally left blank)



     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as Owner
                                       Trustee under the Trust Agreement


                                  By:
                                     -----------------------------------------
                                               Authorized Signatory

DATED:_________________




                        CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.



                                FIRST TRUST ON NEW YORK, NATIONAL
                                ASSOCIATION, as Authenticating Agent


                                By:
                                   ---------------------------------------
                                          Authorized Signatory



                        (REVERSE OF TRUST CERTIFICATE)

     The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Company, the Depositor, the Owner Trustee, the Co-Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries respecting the Home Loans (and certain other amounts), all as more specifically set forth herein, in the Sale and Servicing Agreement and in the Indenture. A copy of each of the Sale and Servicing Agreement, the Indenture and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

     MBIA Insurance Corporation, as the Securities Insurer, has issued a Guaranty Policy in the name of the Indenture Trustee for the benefit of the Certificateholders, which policy guarantees payments on each Distribution Date to the Indenture Trustee for the benefit of the Certificateholders of the related Certificateholders' Interest Distributable Amount then payable on the Certificates. Unless a Securities Insurer Default shall be continuing, the Securities Insurer shall be deemed to be the Holder of 100% of the outstanding Certificates for the purpose of exercising the rights, including voting rights, of the Certificateholders under the Trust Agreement and the Sale and Servicing Agreement. In addition, on each Distribution Date, after the Certificateholders have been paid all amounts to which they are entitled, the Securities Insurer will be entitled to be reimbursed for any unreimbursed Guaranteed Payments and any other amounts owed under the Guaranty Policy.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Seller, the Company and the Owner Trustee with the consent of the holders of the Notes and the Certificates each voting as a class evidencing not less than a majority of the outstanding Notes and the Class Notional Balance of the Certificates. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Co-Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Co-Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Co-Owner Trustee.

     The Certificates are issuable only as registered Certificates without coupons in denominations of $100,000 and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Co-Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Co-Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee, the Co-Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Co-Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby and the Sale and Servicing Agreement shall terminate eighteen months after the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Majority Residual Interestholders may at their option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Home Loans and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date on which the Pool Principal Balance is less than or equal to 10% of the Original Pool Principal Balance of the Home Loans.

     The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity, including an insurance company separate account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.


                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



--------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



--------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

                                                        Attorney to
-------------------------------------------------------
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
      --------------

                                                                           */
                                   ---------------------------------------
                                        Signature Guaranteed:


                                                                           */
                                   ---------------------------------------

---------------
*/   NOTICE:  The signature to this assignment must correspond with the
-
name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.


                                 EXHIBIT A-2
                            TO THE TRUST AGREEMENT

                 (FORM OF CERTIFICATE ISSUED TO THE COMPANY)




                                  EXHIBIT B
                            TO THE TRUST AGREEMENT

                    (FORM OF RESIDUAL INTEREST INSTRUMENT)

THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, MEGO MORTGAGE CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS RESIDUAL INTEREST INSTRUMENT OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN
SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

(THIS AGREEMENT IS NONTRANSFERABLE. NOTWITHSTANDING ANYTHING HEREIN OR IN THE TRUST AGREEMENT TO THE CONTRARY, ANY ATTEMPTED TRANSFER OF THIS RESIDUAL INTEREST INSTRUMENT SHALL BE NULL AND VOID FOR ALL PURPOSES.)




                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1

                        RESIDUAL INTEREST CERTIFICATE

No. _____

     THIS CERTIFIES THAT __________________________________ (the "Owner") is
the registered owner of a _____% residual interest in MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Trust Agreement dated as of February 1, 1997 (the "Trust Agreement") between FINANCIAL ASSET SECURITIES CORP., as Depositor, MEGO MORTGAGE CORPORATION, as the Company, WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Trust Agreement (the "Owner Trustee") and First Trust of New York, National Association, as Co-Owner Trustee (the "Co-Owner Trustee"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Residual Interest Instrument by one of its duly authorized signatories as set forth below. This Residual Interest Instrument is one of the Residual Interest Instruments referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Residual Interest Instrument by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement and the Sale and Servicing Agreement for the rights of the holder of this Residual Interest Instrument, as well as for the terms and conditions of the Trust created by the Trust Agreement.

     The holder, by its acceptance hereof, agrees not to transfer this Residual Interest Instrument (except in accordance with terms and provisions of the Agreement).

     THIS RESIDUAL INTEREST INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Instrument to be duly executed.


                                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as Owner
                                       Trustee under the Trust Agreement


                                  By:
                                     -----------------------------------------
                                               Authorized Signatory

DATED:_________________



                        CERTIFICATE OF AUTHENTICATION

     This is one of the Residual Interest referred to in the within-mentioned Agreement.


                                  FIRST TRUST OF NEW YORK, NATIONAL
                                  ASSOCIATION, as Authenticating Agent


                                  By:
                                     ----------------------------------
                                           Authorized Signatory



                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)

--------------------------------------------------------------------------
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing

                                                        Attorney to
-------------------------------------------------------
transfer said Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
      --------------


                                                                           */
                                   ---------------------------------------
                                        Signature Guaranteed:


                                                                           */
                                   ---------------------------------------


---------------
*/   NOTICE:   The signature to this assignment must correspond with the
-
name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.


                                  EXHIBIT C
                            TO THE TRUST AGREEMENT

                           CERTIFICATE OF TRUST OF
                 MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
                --------------------------------------------

     THIS Certificate of Trust of MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1 (the "Trust"), dated as of February 1, 1997, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code,
                                                                ---------
Section 3801 et seq.).
             -- ---

     1.   Name.  The name of the business trust formed hereby is MEGO
          ----
MORTGAGE HOME LOAN OWNER TRUST 1997-1.

     2.   Delaware Trustee.  The name and business address of the trustee
          ----------------
of the Trust in the State of Delaware is Wilmington Trust Company of Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890. Attention:___________.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                               Wilmington Trust Company, not in its
                               individual capacity but solely as Owner
                               Trustee under a Trust Agreement dated
                               as of February 1, 1997.


                               By:
                                  -------------------------------------------
                                         Name:
                                         Title:



                                                                    Exhibit 3


                                                               Execution Copy




                                  INDENTURE




                                   between





                 MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1,
                                  as Issuer


                                     and


               FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,
                             as Indenture Trustee






                         Dated as of February 1, 1997






                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
                      Home Loan Asset Backed Securities,
                                Series 1997-1


                              TABLE OF CONTENTS

                                                                         Page
                                                                         ----

                                  ARTICLE I

                                 DEFINITIONS

          SECTION 1.1  (a) Definitions  . . . . . . . . . . . . . . . . . I-1
          SECTION 1.2  Incorporation by Reference of Trust Indenture Act .I-8
          SECTION 1.3  Rules of Construction  . . . . . . . . . . . . . . I-8

                                 ARTICLE II

                                  THE NOTES

          SECTION 2.1  Form . . . . . . . . . . . . . . . . . . . . . .  II-1
          SECTION 2.2  Execution, Authentication, Delivery and Dating .  II-1
          SECTION 2.3  Registration;  Registration  of  Transfer  and
                       Exchange   . . . . . . . . . . . . . . . . . . .  II-2
          SECTION 2.4  Mutilated, Destroyed, Lost or Stolen Notes . . .  II-3
          SECTION 2.5  Persons Deemed Owner . . . . . . . . . . . . . .  II-4
          SECTION 2.6  Payment of  Principal  and Interest;  Defaulted
                       Interest   . . . . . . . . . . . . . . . . . . .  II-4
          SECTION 2.7  Cancellation . . . . . . . . . . . . . . . . . .  II-5
          SECTION 2.8  Conditions Precedent to the Authentication
                       and the Initial Issuance of Notes  . . . . . . .  II-5
          SECTION 2.9  Release of Trust Estate  . . . . . . . . . . . .  II-7
          SECTION 2.10 Book-Entry Notes . . . . . . . . . . . . . . . .  II-8
          SECTION 2.11 Notices to Clearing Agency . . . . . . . . . . .  II-9
          SECTION 2.12 Definitive Notes . . . . . . . . . . . . . . . .  II-9
          SECTION 2.13 Tax Treatment  . . . . . . . . . . . . . . . . .  II-9

                                 ARTICLE III

                                  COVENANTS

          SECTION 3.1  Payment of Principal and Interest  . . . . . . . III-1
          SECTION 3.2  Maintenance of Office or Agency  . . . . . . . . III-1
          SECTION 3.3  Money for Payments To Be Held in Trust . . . . . III-1
          SECTION 3.4  Existence  . . . . . . . . . . . . . . . . . . . III-3
          SECTION 3.5  Protection of Trust Estate . . . . . . . . . . . III-3
          SECTION 3.6  Annual Opinions as to Trust Estate . . . . . . . III-4
          SECTION 3.7  Performance of Obligations; Servicing of
                       Home Loans   . . . . . . . . . . . . . . . . . . III-4
          SECTION 3.8  Negative Covenants . . . . . . . . . . . . . . . III-6
          SECTION 3.9  Annual Statement as to Compliance  . . . . . . . III-7
          SECTION 3.10 Covenants of the Issuer  . . . . . . . . . . . . III-7
          SECTION 3.11 Servicer's Obligations . . . . . . . . . . . . . III-8
          SECTION 3.12 Restricted Payments  . . . . . . . . . . . . . . III-8
          SECTION 3.14 Notice of Events of Default  . . . . . . . . . . III-8
          SECTION 3.15 Further Instruments and Acts . . . . . . . . . . III-8

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

          SECTION 4.1  Satisfaction and Discharge of Indenture  . . . .  IV-1
          SECTION 4.2  Application of Trust Money . . . . . . . . . . .  IV-2
          SECTION 4.3  Repayment of Moneys Held by Paying Agent . . . .  IV-2

                                  ARTICLE V

                                   REMEDIES

          SECTION 5.1  Events of Default  . . . . . . . . . . . . . . . . V-1
          SECTION 5.2  Acceleration  of  Maturity;   Rescission  and
                       Annulment. . . . . . . . . . . . . . . . . . . . . V-2
          SECTION 5.3  Collection of Indebtedness and Suits for
                       Enforcement by Indenture Trustee . . . . . . . . . V-3
          SECTION 5.4  Remedies; Priorities . . . . . . . . . . . . . . . V-5
          SECTION 5.5  Optional Preservation of the Trust Estate  . . . . V-7
          SECTION 5.6  Limitation of Suits  . . . . . . . . . . . . . . . V-7
          SECTION 5.7  Unconditional Rights of Noteholders To
                       Receive Principal and Interest . . . . . . . . . . V-8
          SECTION 5.8  Restoration of Rights and Remedies . . . . . . . . V-8
          SECTION 5.9  Rights and Remedies Cumulative . . . . . . . . . . V-8
          SECTION 5.10 Delay or Omission Not a Waiver . . . . . . . . . . V-8
          SECTION 5.11 Control by Noteholders . . . . . . . . . . . . . . V-9
          SECTION 5.12 Waiver of Past Defaults  . . . . . . . . . . . . . V-9
          SECTION 5.13 Undertaking for Costs  . . . . . . . . . . . . .  V-10
          SECTION 5.14 Waiver of Stay or Extension Laws . . . . . . . .  V-10
          SECTION 5.15 Action on Notes  . . . . . . . . . . . . . . . .  V-10
          SECTION 5.16 Performance   and  Enforcement   of   Certain
                       Obligations. . . . . . . . . . . . . . . . . . .  V-10

                                  ARTICLE VI

                            THE INDENTURE TRUSTEE

          SECTION 6.1  Duties of Indenture Trustee  . . . . . . . . . .  VI-1
          SECTION 6.2  Rights of Indenture Trustee  . . . . . . . . . .  VI-2
          SECTION 6.3  Individual Rights of Indenture Trustee . . . . .  VI-3
          SECTION 6.4  Indenture Trustee's Disclaimer . . . . . . . . .  VI-3
          SECTION 6.5  Notice of Defaults . . . . . . . . . . . . . . .  VI-3
          SECTION 6.6  Reports by Indenture Trustee to Holders  . . . .  VI-3
          SECTION 6.7  Compensation and Indemnity . . . . . . . . . . .  VI-3
          SECTION 6.8  Replacement of Indenture Trustee . . . . . . . .  VI-4
          SECTION 6.9  Successor Indenture Trustee by Merger  . . . . .  VI-5
          SECTION 6.10 Appointment of Co-Indenture Trustee or
                       Separate Indenture Trustee   . . . . . . . . . .  VI-5
          SECTION 6.11 Eligibility; Disqualification  . . . . . . . . .  VI-6
          SECTION 6.12 Preferential Collection of Claims Against Issuer  VI-7

                                 ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

          SECTION 7.1  Issuer To Furnish Indenture Trustee Names
                       and Addresses of Noteholders . . . . . . . . . . VII-1
          SECTION 7.2  Preservation of Information;
                       Communications to Noteholders. . . . . . . . . . VII-1
          SECTION 7.3  Reports by Issuer  . . . . . . . . . . . . . . . VII-1
          SECTION 7.4  Reports by Indenture Trustee . . . . . . . . . . VII-2

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

          SECTION 8.1  Collection of Money  . . . . . . . . . . . . .  VIII-1
          SECTION 8.2  Trust Accounts; Distributions  . . . . . . . .  VIII-1
          SECTION 8.3  General Provisions Regarding Accounts  . . . .  VIII-2
          SECTION 8.4  Master Servicer's Monthly Statements.  . . . .  VIII-3
          SECTION 8.5  Release of Trust Estate  . . . . . . . . . . .  VIII-3
          SECTION 8.6  Opinion of Counsel . . . . . . . . . . . . . .  VIII-4

                                  ARTICLE IX

                           SUPPLEMENTAL INDENTURES

          SECTION 9.1  Supplemental Indentures Without Consent
                       of Noteholders . . . . . . . . . . . . . .        IX-1
          SECTION 9.2  Supplemental  Indentures   with  Consent   of
                       Noteholders . . . . . . . . . . . . . . . . . ..  IX-2
          SECTION 9.3  Execution of Supplemental Indentures . . . . . .  IX-3
          SECTION 9.4  Effect of Supplemental Indenture . . . . . . . .  IX-3
          SECTION 9.5  Conformity with Trust Indenture Act  . . . . . .  IX-4
          SECTION 9.6  Reference in Notes to Supplemental Indentures  .  IX-4

                                  ARTICLE X

                             REDEMPTION OF NOTES

          SECTION 10.1  Redemption  . . . . . . . . . . . . . . . . . . . X-1
          SECTION 10.2  Form of Redemption Notice . . . . . . . . . . . . X-1
          SECTION 10.3  Notes Payable on Termination Date . . . . . . . . X-2

                                  ARTICLE XI

                                MISCELLANEOUS

          SECTION 11.1  Compliance Certificates and Opinions, etc.  . .  XI-1
          SECTION 11.2  Form of Documents Delivered to Indenture
                        Trustee . . . . . . . . . . . . . . . . . . . .  XI-2
          SECTION 11.3  Acts of Noteholders . . . . . . . . . . . . . .  XI-3
          SECTION 11.4  Notices . . . . . . . . . . . . . . . . . . . .  XI-3
          SECTION 11.5  Notices to Noteholders; Waiver  . . . . . . . .  XI-4
          SECTION 11.6  (RESERVED)  . . . . . . . . . . . . . . . . . .  XI-4
          SECTION 11.7  Conflict with Trust Indenture Act . . . . . . .  XI-4
          SECTION 11.8  Effect of Headings and Table of Contents  . . .  XI-5
          SECTION 11.9  Successors and Assigns  . . . . . . . . . . . .  XI-5
          SECTION 11.10 Separability  . . . . . . . . . . . . . . . . .  XI-5
          SECTION 11.11 Benefits of Indenture . . . . . . . . . . . . .  XI-5
          SECTION 11.12 Legal Holidays  . . . . . . . . . . . . . . . .  XI-5
          SECTION 11.13 GOVERNING LAW . . . . . . . . . . . . . . . . .  XI-5
          SECTION 11.14 Counterparts  . . . . . . . . . . . . . . . . .  XI-5
          SECTION 11.15 Recording of Indenture  . . . . . . . . . . . .  XI-5
          SECTION 11.16 Trust Obligation  . . . . . . . . . . . . . . .  XI-6
          SECTION 11.17 No Petition . . . . . . . . . . . . . . . . . .  XI-6
          SECTION 11.18 Inspection  . . . . . . . . . . . . . . . . . .  XI-6

                                   EXHIBITS
                                   --------

SCHEDULE A     -    Schedule of Home Loans
EXHIBIT A      -    Form of Notes




     INDENTURE dated as of February 1, 1997, between MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1, a Delaware business trust (the "Issuer"), and FIRST
                                                     ------
TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").
                                                 -----------------

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Class A-1 6.57% Home Loan Asset Backed Notes (the "Class A-1 Notes"), Class A-2 6.75% Home
                                   ---------------
Loan Asset Backed Notes (the "Class A-2 Notes"), Class A-3 6.94% Home Loan
                              ---------------
Asset Backed Notes (the "Class A-3 Notes"), Class A-4 7.33% Home Loan Asset
                         ---------------
Backed Notes (the "Class A-4 Notes" and, together with the Class A-1, Class
                   ---------------
A-2 and Class A-3 Notes, the "Notes"):
                              -----


                               GRANTING CLAUSE

     Subject to the terms of this Indenture, the Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the holders of the Notes, all of the Issuer's right, title and interest in and to: (i) the Trust Estate (as defined in the Sale and Servicing Agreement); (ii) all right, title and interest of the Issuer in the Sale and Servicing Agreement (including the Issuer's right to cause the Seller to repurchase Home Loans from the Issuer under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; (iv) all funds on deposit from time to time in the Trust Accounts (including the Certificate Distribution Account) and (v) all other property of the Trust from time to time (collectively, the "Collateral").
                                                   ----------

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as Indenture Trustee on behalf of the holders of the Notes, acknowledges such Grant, accepts the trusts hereunder in good faith and without notice of any adverse claim or liens and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the holders of the Notes may be adequately and effectively protected. The Indenture Trustee agrees and acknowledges that the Indenture Trustee's Home Loan Files will be held by the Custodian for the benefit of the Indenture Trustee in St. Paul, Minnesota. The Indenture
Trustee further agrees and acknowledges that each other item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee or the Custodian, as the case may be, in St. Paul, Minnesota.


                                      I

                                 DEFINITIONS


     1.1  (a) Definitions.  For all purposes of this Indenture, except as
              -----------
otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement. All other capitalized terms used herein shall have the meanings specified herein.

     "Act" has the meaning specified in Section 11.3(a).
      ---                               ---------------

     "Administration Agreement" means the Administration Agreement dated as
      ------------------------
of February 1, 1997, among the Administrator, the Issuer and the Indenture Trustee.

     "Administrator" means First Bank National Association, a national
      -------------
banking association, or any successor Administrator under the Administration Agreement.

     "Affiliate" means, with respect to any specified Person, any other
      ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authorized Officer" means, with respect to the Issuer, any officer of
      ------------------
the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Assistant Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Book-Entry Notes" means a beneficial interest in the Class A-1, Class
      ----------------
A-2, Class A-3 or Class A-4 Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.
                                                               ------------

     "Business Day" means any day other than (i) a Saturday or a Sunday, or
      ------------
(ii) a day on which banking institutions in New York City or the city in which the principal office of the Securities Insurer, the city in which the Master Servicer's or Servicer's servicing operations are located or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

     "Certificate of Trust" means the certificate of trust of the Issuer
      --------------------
substantially in the form of Exhibit C to the Trust Agreement.
                             ---------

     "Class A-1 Notes", "Class A-2 Notes", "Class A-3 Notes" and "Class A-4
      ---------------    ----------------   ----------------
Notes" shall each have the meaning assigned thereto on the second preceding page hereof.

     "Clearing Agency" means an organization registered as a "clearing
      ---------------
agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other
      ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means March 10, 1997.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and Treasury Regulations promulgated thereunder.

     "Collateral" has the meaning specified in the Granting Clause of this
      ----------
Indenture.

     "Collected Amount" shall have the meaning set forth in the Sale and
      ----------------
Servicing Agreement.

     "Company" means Mego Mortgage Corporation, a Delaware corporation or any
      -------
successor in interest thereto.

     "Corporate Trust Office" means the principal office of the Indenture
      ----------------------
Trustee at
which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at 180 East Fifth Street, St. Paul, Minnesota 55101; Attention: Structured Finance/Mego 1997-1, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders and the Issuer.

     "Default" means any occurrence that is, or with notice or the lapse of
      -------
time or both would become, an Event of Default.

     "Definitive Notes" has the meaning specified in Section 2.12.
      ----------------                               ------------

     "Depositor" shall mean Financial Asset Securities Corp., a Delaware
      ---------
corporation, in its capacity as depositor under the Sale and Servicing Agreement, and its successor in interest.

     "Depository Institution"  means any depository institution or trust
      ----------------------
company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and
(c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated A-1 by S&P and P-1 by Moody's (or comparable ratings if S&P and Moody's are not the Rating Agencies).

     "Distribution Date" means the 25th day of any month or if such 25th day
      -----------------
is not a Business Day, the first Business Day immediately following such day, commencing in March 1997.

     "Due Period" means, with respect to any Distribution Date and any class
      ----------
of Notes, the calendar month immediately preceding the month of such Distribution Date.

     "Event of Default" has the meaning specified in Section 5.1.
      ----------------                               -----------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Executive Officer" means, with respect to any corporation, the Chief
      -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "Final Scheduled Distribution Date" means, with respect to each Class
      ---------------------------------
of Notes, March 25, 2023.

     "Grant" means mortgage, pledge, bargain, sell, warrant, alienate,
      -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Holder" or "Noteholder" means the  Person in whose name a Note is
      ------      ----------
registered on the Note Register; provided that the exercise of any rights of such Holder or Noteholder under this Indenture shall at all times be subject to Section 11.19 hereto.
   -------------

     "Indenture Trust Estate" or "Trust Estate" means all money, instruments,
      ----------------------      ------------
rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, all Collateral Granted to the Indenture Trustee pursuant to the Granting Clause), including all proceeds thereof.

     "Indenture Trustee" means First Trust of New York, National Association,
      -----------------
a national banking corporation, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

     "Independent" means, when used with respect to any specified Person,
      -----------
that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee,
partner,   director  or  person  performing   similar functions.

     "Independent Certificate" means a certificate or opinion to be delivered
      -----------------------
to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an
                                               ------------
Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     "Interest Distribution Amount" means, on any Distribution Date, the sum
      ----------------------------
of (i) the Noteholders' Interest Distributable Amount and (ii) the Class S Interest Distribution.

     "Issuer" means Mego Mortgage Home Loan Owner Trust 1997-1 until a
      ------
successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     "Issuer Order" and "Issuer Request" mean a written order or request
      ------------       --------------
signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Moody's" means Moody's Investor Service, Inc., or any successor
      -------
thereto.

     "Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note or a
      ----
Class A-4 Note, as applicable.

     "Note Depository Agreement" means the agreement dated March 10, 1997,
      -------------------------
among the Issuer, the Administrator, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Book Entry Notes.

     "Note Distribution Account" shall have the meaning set forth in the Sale
      -------------------------
and Servicing Agreement.

     "Note Interest Rate" means, with respect to any Class of Notes, the
      ------------------
applicable per annum rate specified for such Class in the second paragraph of this Indenture (computed on the basis of a 360-day year assumed to consist of twelve 30-day months):

     "Note Owner" means, with respect to a Book-Entry Note, the Person who
      ----------
is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Register" and "Note Registrar" have the respective meanings
      -------------       --------------
specified in Section 2.3.
             -----------

     "Officer's Certificate" means a certificate signed by any Authorized
      ---------------------
Officer of the Issuer or the Administrator, under the circumstances described in, and otherwise complying with, the applicable requirements of Section
                                                                 -------
11.1, and delivered to the Indenture Trustee.  Unless otherwise specified,
----
any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer or the Administrator.

     "Opinion of Counsel" means one or more written opinions of counsel who
      ------------------
may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and the Securities Insurer, and which opinion or opinions shall be addressed to the Indenture Trustee, as Indenture Trustee, and the Securities Insurer and shall comply with any applicable requirements of Section 11.1 and
                                                             ------------
shall be in form and substance satisfactory to the Indenture Trustee and the Securities Insurer.

     "Outstanding" means, with respect to any Note and as of the date of
      -----------
determination, any Note theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for  which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes
                    (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee);

               (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons; and

               (iv) Notes  for which the related Final Maturity Date has
                    occurred.

     "Outstanding Amount" means the aggregate principal amount of all Notes,
      ------------------
or Class of Notes, as applicable, Outstanding at the date of determination.

     "Owner Trustee" means Wilmington Trust Company, not in its individual
      -------------
capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

     "Paying Agent" means the Indenture Trustee or any other Person that
      ------------
meets  the  eligibility standards  for  the  Indenture Trustee  specified  in
Section 6.11 and is authorized by the Issuer to make payments to and
------------
distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Payment Date" means any Distribution Date.
      ------------

     "Person" means any individual, corporation, estate, partnership, joint
      ------
venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

     "Predecessor Note" means, with respect to any particular Note, every
      ----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.4 in lieu of a mutilated, lost,
                                  -----------
destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Proceeding" means any suit in equity, action at law or other judicial
      ----------
or administrative proceeding.

     "Rating Agency Condition" means, with respect to any action to which a
      -----------------------
Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

     "Rating Agency" means either or both of (i) Standard & Poor's or (ii)
      -------------
Moody's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Securities Insurer, notice of which designation shall be given to the Issuer, the Indenture Trustee, the Owner Trustee and the Servicer.

     "Record Date" means, as to each Distribution Date, the last Business Day
      -----------
of the month immediately preceding the month in which such Distribution Date occurs.


     "Redemption Price" means, for each Class of Notes, in the case of a
      ----------------
redemption of the Notes pursuant to Section 10.1, an amount equal to the
                                    ------------
unpaid principal amount of such Class of the Notes plus accrued and unpaid interest thereon at the respective Note Interest Rate for such Class of Notes to but excluding the Termination Date.

     "Registered Holder" means the Person in whose name a Note is registered
      -----------------
on the Note Register on the applicable Record Date.

     "Responsible Officer" means, with respect to the Indenture Trustee, any
      -------------------
officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement
      ----------------------------
dated as of February 1, 1997, among the Issuer, Mego Mortgage Corporation as Seller, Servicer and Claims Administrator, the Depositor, Norwest Bank Minnesota, N.A. as Master Servicer, and First Trust of New York, National Association, as Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder.

     "Schedule of Home Loans" means the listing of the Home Loans set forth
      ----------------------
in Schedule A, as supplemented as of any date on which a Deleted Home Loan
   ----------
has been repurchased from the Trust or substituted with a Qualified Substitute Home Loan pursuant to Section 3.05 of the Sale and Servicing
                                 ------------
Agreement.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" shall mean Mego Mortgage Corporation, in its capacity as seller
      ------
under the Sale and Servicing Agreement, and its successor in interest.

     "Servicer" shall mean Mego Mortgage Corporation, in its capacity as
      --------
servicer under the Sale and Servicing Agreement, and any Successor Servicer thereunder.

     "Standard & Poor's means Standard & Poor's Ratings Group, a division of
      -----------------
The McGraw-Hill Companies, Inc.

     "State" means any one of the 50 States of the United States of America
      -----
or the District of Columbia.

     "Successor Master Servicer" has the meaning specified in Section 3.7(e).
      -------------------------                               --------------

     "Transaction Documents" has the meaning set forth in the Sale and
      ---------------------
Servicing Agreement.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as
      -------------------      ---
in force on the date hereof, unless otherwise specifically provided.

     "UCC" means, unless the context otherwise requires, the Uniform
      ---
Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture.

     1.2  Incorporation by Reference of Trust Indenture Act.  Whenever this
          -------------------------------------------------
Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.
      ----------

     "indenture securities" means the Notes.
      --------------------

     "indenture security holder" means a Noteholder.
      -------------------------

     "indenture to be qualified" means this Indenture.
      -------------------------

     "indenture trustee" or "institutional trustee" means the Indenture
      -----------------      ---------------------
Trustee.

     "obligor" on the indenture securities means the Issuer and any other
      -------
obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     1.3  Rules of Construction.
          ---------------------

          Unless the context otherwise requires:

          (i)  a term has the meaning assigned to it;

          (ii) an  accounting  term  not otherwise  defined  has  the meaning
               assigned  to   it  in   accordance  with   generally  accepted
               accounting principles as in effect from time to time;

          (iii)     "or" is not exclusive;

          (iv) "including" means including without limitation;

          (v) words in the singular include the plural and words in the plural include the singular; and

          (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


II
                                  THE NOTES

     2.1  Form.  The Notes shall be designated as the "MEGO MORTGAGE HOME
          ----
LOAN OWNER TRUST 1997-1 Home Loan Asset Backed Notes, Series 1997-1". Each Class of Notes shall be in substantially the form set forth in Exhibit A with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit A. The terms of each
                           ---------
Class of Notes are part of the terms of this Indenture.

     2.2  Execution, Authentication, Delivery and Dating.  The Notes shall
          ----------------------------------------------
be executed  on behalf of  the Issuer by  an Authorized Officer of  the Owner
Trustee or the Administrator.   The signature of any such Authorized  Officer
on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee or the Administrator shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     Subject to the satisfaction of the conditions set forth in Section 2.8,
                                                                -----------
the Indenture Trustee shall upon issuer order, authenticate and deliver the four Classes of Notes for original issue in the following principal amounts:
Class  A-1, $23,300,000; Class A-2,  $25,950,000; Class A-3, $10,300,000; and
Class A-4, $26,603,605. The aggregate principal amount of the Classes of Notes outstanding at any time may not exceed such respective amounts.

     The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated March 10, 1997. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the minimum denomination $1,000 and integral multiples of $1.00 in excess thereof.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     2.3  Registration; Registration of Transfer and Exchange.  The Issuer
          ---------------------------------------------------
shall cause to be kept a register (the "Note Register") in which, subject to
                                        -------------
such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture
Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, the
                                                        -----------
Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 or Section 9.6 not involving any
                           --------------------------
transfer.

     The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

     2.4  Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any mutilated
          ------------------------------------------
Note is surrendered
          to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be reasonably required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and an Authorized Officer of the Owner Trustee or the Administrator on behalf of the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Termination Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note, other than the Securities Insurer, of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     2.5  Persons Deemed Owner.  Prior to due presentment for registration
          --------------------
of transfer of any Note, the Issuer, the Securities Insurer, the Indenture Trustee and any agent of the Issuer, the Securities Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Securities Insurer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     2.6  Payment of Principal and Interest; Defaulted Interest.
          -----------------------------------------------------

     (a) Each class of Notes shall accrue interest at the related Note Interest Rate and such interest shall be payable on each Distribution Date as specified therein in
Exhibit A hereto, subject to Section 3.1.  Any installment of interest or
                             -----------
principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section
                                                                  -------
2.12, with respect to Notes registered on the Record Date in the name of the
----
nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the applicable Maturity Date for such Class of Notes (and except for the Termination Price for any Note called for redemption pursuant to Section
                                                                 -------
10.1), which shall be payable as provided below.  The funds represented by
----
any such checks returned undelivered shall be held in accordance with Section
                                                                      -------
3.3.
---

     (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the forms of the Notes set forth in Exhibit
                                                                     -------
A hereto.  Notwithstanding the foregoing, the entire unpaid principal amount
-
of the Notes of a Class of Notes shall be due and payable, if not previously paid, on the earlier of (i) the Maturity Date of such Class, (ii) the Termination Date or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the
Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall
            -----------
be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. A copy of such form of notice shall be sent to the Securities Insurer by the Indenture Trustee. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.
                           ------------

     2.7  Cancellation.  All Notes surrendered for payment, registration of
          ------------
transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     2.8  Conditions Precedent to the Authentication and the Initial Issuance
          -------------------------------------------------------------------
of Notes.  The Notes may be authenticated by the Indenture Trustee, upon
--------
Issuer Request and upon receipt by the Indenture Trustee of the following:

     (a) An Issuer Order authorizing the execution and authentication of such Notes by the Issuer.

     (b) All of the items of Trust Estate which shall be delivered to the Indenture Trustee or its designee.

     (c)  An executed counterpart of the Trust Agreement.

     (d) Opinions of Counsel addressed to the Indenture Trustee and the Securities Insurer to the effect that:

               (i) all instruments furnished to the Indenture Trustee as conditions precedent to the authentication of the Notes by the Indenture Trustee pursuant to the Indenture conform to the requirements of this Indenture and constitute all the documents required to be delivered hereunder for the Indenture Trustee to authenticate the Notes;

               (ii) all conditions  precedent provided for  in this Indenture relating to the authentication of the Notes have been complied with;

               (iii)     the Owner Trustee has power and
                    authority to execute, deliver and perform its obligations under the Trust Agreement;

               (iv) the Issuer has been duly  formed is validly existing as a business trust under the laws of the State of Delaware, 12 Del. C. Section 3801, et seq., and has power, authority and legal right to execute and deliver this Indenture, the Administration Agreement, the Insurance Agreement and the Sale and Servicing Agreement;

               (v) assuming due authorization, execution and delivery thereof by the Indenture Trustee, the Indenture is the valid, legal and binding obligation of the Issuer, enforceable in
                    accordance  with   its  terms,  subject   to  bankruptcy,
                    insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

               (vi) the Notes,  when executed  and authenticated as  provided herein and delivered against payment therefor, will be the valid, legal and binding obligations of the Issuer pursuant to the terms of this Indenture, entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

               (vii) the Trust Agreement authorizes the Issuer to Grant the Trust Estate to the Indenture Trustee as security for the Notes and the
                    Owner Trustee has taken all necessary action under the Trust Agreement to Grant the Trust Estate to the Indenture Trustee;

               (viii) this Indenture has been duly qualified under the Trust Indenture Act of 1939;

               (ix) this  Indenture, together  with the  Grant  of the  Trust
                    Estate to the Indenture Trustee, creates a valid security interest in the Trust Estate in favor of the Indenture Trustee for the benefit of the Noteholders;

               (x) such action has been taken with respect to delivery of possession of the Trust Estate, and with respect to the execution and filing of this Indenture and any financing statements as are necessary to make effective and to perfect a first priority security interest created by this Indenture in the Trust Estate in favor of the Indenture Trustee, except that with respect to the Debt Instruments, possession of such Debt Instruments must be maintained by the Indenture Trustee or an agent of the Indenture Trustee (other than the Issuer or an Affiliate of the Issuer) or a "securities intermediary," as defined in Section 8.102 of the UCC, as agent of the Indenture Trustee; and

               (xi) no authorization, approval or consent of any
                    governmental body having jurisdiction in the premises which has not been obtained by the Issuer is required to be obtained by the Issuer for the valid issuance and delivery of the Notes, except that no opinion need be expressed with respect to any such authorizations, approvals or consents as may be required under any state securities "blue sky" laws.

     (e)  An  Officer's  Certificate  complying   with  the  requirements  of
Section 11.1 and stating that:
------------

          (i) the Issuer is not in Default under this Indenture and the issuance of the Notes applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it  may be  bound or  to which  it may  be subject,  and that  all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with;

          (ii) the Issuer is the owner of all of the Home Loans, has not assigned any interest or participation in the Home Loans (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant all of the Home Loans to the Indenture Trustee;

          (iii) the Issuer has Granted to the Indenture Trustee all of its right, title, and interest in the Trust Estate, and has delivered or caused the same to be delivered to the Indenture Trustee;

          (iv) attached thereto are true and correct copies of letters signed by Moody's and S&P confirming that each Class of the Notes and the Certificates have been rated "Aaa" and "AAA" by Moody's and S&P, respectively; and

          (v) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with.

     2.9  Release of Trust Estate.  (a) Except as otherwise provided in
          -----------------------
subsections (b) and (c) hereof and Section 11.1  and the terms of the
                                   -------------
Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

     (b) The Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Home Loan and the related Mortgaged Property at any time in accordance with the provisions of Section
4.17 of the Sale and Servicing Agreement have been met.

     (c) The Indenture Trustee shall, if requested by the Servicer, temporarily release or cause the Custodian to temporarily release to the Servicer the Indenture Trustee's Home Loan File pursuant to the provisions of
Section 4.17(b) of the Sale and Servicing Agreement upon compliance by the
           -------
Servicer of the provisions thereof provided that the Indenture Trustee's Home Loan File shall have been stamped to signify the Issuer's pledge to the Indenture Trustee under the Indenture.

     2.10 Book-Entry Notes.  The Notes, upon original issuance, will be
          ----------------
issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository
          Trust Company, the initial Clearing Agency or its custodian, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner thereof will receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12.
                                              ------------
Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12:
                                                 ------------

               (i) the provisions of this Section shall be in full force and effect;

               (ii) the Note  Registrar and  the Indenture  Trustee shall  be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

               (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

               (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository
                    Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency
                                ------------
will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

               (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing
                    Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

     2.11 Notices to Clearing Agency.  Whenever a notice or other
          --------------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to
Section 2.12, the Indenture Trustee shall give all such notices and
   ------------
communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

     2.12 Definitive Notes.  If (i) the Administrator advises the Indenture
          ----------------
Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of an Event of Default, Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall
authenticate   the  Definitive   Notes  in   accordance  with   the
instructions of the Clearing Agency.   None of the Issuer, the Note
Registrar or the Indenture Trustee shall be liable for any delay in delivery  of such  instructions and  may conclusively rely  on, and
shall  be protected  in relying  on, such  instructions.   Upon the
issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     2.13 Tax Treatment.  The Issuer has entered into this Indenture, and the
          -------------
Notes will be issued, with the intention that, for all tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for all purposes as indebtedness of the Issuer.


III

                                  COVENANTS

     3.1  Payment of Principal and Interest.  The Issuer will duly and
          ---------------------------------
punctually pay (or will cause to be duly and punctually paid) the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Indenture Trustee shall, pursuant to Section 5.01(c) of the Sale and Servicing Agreement, distribute all amounts on deposit in the Note Distribution Account on each Distribution Date deposited therein pursuant to the Sale and Servicing Agreement, and held therein for distribution to the Noteholders (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders and (iv) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate and any amounts received by the Indenture Trustee under the Guaranty Policy in respect of the Notes, as provided in this Indenture. The Issuer shall not otherwise be liable for payments on the Notes. If any other provision of this Indenture shall be deemed to conflict with the provisions of this
Section 3.1, the provisions of this Section 3.1 shall control.
-----------                         -----------

     3.2  Maintenance of Office or Agency.  The Issuer will or will cause the
          -------------------------------
Administrator to maintain in St. Paul, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Administrator to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Notes and the Certificates. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     3.3  Money for Payments To Be Held in Trust.  As provided in Section
          --------------------------------------
8.2(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.2(c) shall be made
                                              --------------
on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

     Any Paying Agent shall be appointed by Issuer Order with  written notice
thereof  to the  Indenture Trustee  and the Securities  Insurer.   Any Paying
Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11. The Issuer shall
                                           ------------
not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Depository Institution.

     The Issuer will cause each Paying Agent other than the Administrator to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the  Indenture  Trustee and  the Securities  Insurer notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v)  comply with all requirements of
                    the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer shall have first provided the calculations pertaining thereto to the Indenture Trustee.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).


     3.4  Existence.
          ---------

     (a)  Subject to Section 3.4(b), the Issuer will keep in full effect its
                     --------------
existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Trust Estate.

     (b)  Any successor  to the Owner  Trustee appointed pursuant  to Section
10.2 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

     (c) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

     3.5  Protection of Trust Estate.  The Issuer will from time to time and
          --------------------------
upon the direction of the Securities Insurer execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

               (i) provide further assurance with respect to the Grant of all or any portion of the Trust Estate;

               (ii) maintain  or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iv) enforce any rights with respect to the Trust Estate; or

               (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Noteholders and the Securities Insurer in such Trust Estate against the claims of all persons and parties.

     The  Issuer   hereby  designates   the  Administrator   its  agent   and
attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5.
                                                             -----------

     3.6  Annual Opinions as to Trust Estate.
          ----------------------------------

     On or before February 15 in each calendar year, beginning in 1998, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until February 15th of the following calendar year.

     3.7  Performance of Obligations; Servicing of Home Loans.
          ---------------------------------------------------

     (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

     (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration Agreement) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Securities Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture. The Administrator must at all times be the same person as the Indenture Trustee.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Estate, including but not limited to (i) filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement and (ii) recording or causing to be recorded all Mortgages, assignments of mortgage, all intervening assignments of mortgage and all assumption and modification agreements required to be recorded by the terms of the Sale and Servicing Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee, the Securities Insurer, and the Holders of at least a majority of the Outstanding Amount of the Notes.

     (d) If the Issuer shall have knowledge of the occurrence of an Event of Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Securities Insurer, the Seller and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If such an Event of Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Home Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) As promptly as possible after the giving of notice of termination to the Master Servicer of the Master Servicer's rights and powers pursuant to
Section 10.02 of the Sale and Servicing Agreement, a successor master servicer (the "Successor Master Servicer") shall be appointed pursuant to
Section 10.03 of the Sale and Servicing Agreement. If the Indenture Trustee shall succeed to the Master Servicer's duties as servicer of the Home Loans as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI
                                                                  ----------
hereof shall be inapplicable to the Indenture Trustee in its duties as successor Master Servicer and the servicing of the Home Loans. In case the Indenture Trustee shall become successor Master Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Master Servicer any one of its Affiliates, provided that it shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Master Servicer.

     (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Securities Insurer, or, if a Securities Insurer Default has occurred and is continuing, the Holders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Trust Estate (except to the extent otherwise provided in the Sale and Servicing Agreement) or the Transaction Documents, or waive timely performance or observance by the Master Servicer or the Seller under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the Securities Insurer or, if a Securities Insurer Default has occurred and is continuing, such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee or the Securities Insurer to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     3.8   Negative Covenants.  So long as any Notes are Outstanding, the
           ------------------
Issuer shall not:

               (i) except as expressly permitted by this Indenture, the Home Loan Purchase
                    Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee or the Securities Insurer;

               (ii) claim  any credit  on,  or make  any  deduction from  the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

               (iii)     engage in  any business  or activity  other than  as
                         permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with Section 11.1 thereof,
                                                       ------------

               (iv) issue debt obligations under any other indenture;

               (v)  incur  or   assume  any  indebtedness  or   guaranty  any
                    indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

               (vi) dissolve or  liquidate in  whole or in  part or  merge or consolidate with any other Person;

               (vii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Mortgaged Properties and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate;

               (viii) remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal; or

               (ix) take any  other action or  fail to take any  action which may cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code and the corresponding regulations or (b) as a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

     3.9  Annual Statement as to Compliance.  The Issuer will deliver to the
          ---------------------------------
Indenture Trustee and the Securities Insurer, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1998), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     3.10 Covenants of the Issuer.
          -----------------------

     All covenants of the Issuer in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee or the Co-Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

     3.11 Servicer's Obligations.  The Issuer shall cause the Master Servicer
          ----------------------
to comply with Sections 5.01, 6.01 and Article IX of the Sale and Servicing
               -------------------     ----------
Agreement.

     3.12 Restricted Payments.  The Issuer shall not, directly or indirectly,
          -------------------
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Servicer, the Indenture Trustee, the Owner Trustee, the Securityholders and the holders of the Residual Interest as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 1(a)(ii) of the Administration Agreement. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Collection Account except in accordance with this Indenture and the Transaction Documents.

     3.13 Treatment of Notes as Debt for All Purposes.
          -------------------------------------------
     The Issuer shall, and shall cause the Administrator to, treat the Notes as indebtedness for all purposes.

     3.14 Notice of Events of Default.  The Issuer shall give the
          ---------------------------
          Indenture Trustee, the Securities Insurer, the Seller and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Master Servicer, the Servicer or the Seller of its obligations under the Sale and Servicing Agreement and each default on the part of the Depositor or the Seller of its obligations under the Home Loan Purchase Agreement.

     3.15 Further Instruments and Acts.  Upon request of the Indenture
          ----------------------------
Trustee or the Securities Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


IV

                          SATISFACTION AND DISCHARGE

     4.1  Satisfaction and Discharge of Indenture.  This Indenture shall
          ---------------------------------------
cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections
                                                                 --------
3.3, 3.4, 3.5, 3.8 and 3.10 hereof, (v) the rights, obligations and
---------------------------
immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture
                        -----------
Trustee under Section 4.2) and (vi) the rights of Noteholders as
              -----------
beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when all of the following have occurred:

                    (A)  either

                         (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.4 and (ii) Notes
                                                  -----------
                              for whose payment money has theretofore been
                              deposited in trust or segregated and held in
                              trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the
                                 -----------
                              Indenture Trustee for cancellation; or

                         (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                              a.   have become due and payable,

                              b. will become due and payable within one year following the Maturity Date of the Class A-4 Notes, or

                              c. are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of a., b. or c. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Maturity Date of such Class of Notes or Termination Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;
                       ------------

                    (B)  the  later of  (a) eighteen months after  payment in
                         full of all outstanding obligations under the Securities, (b) the payment in full of all unpaid Trust Fees and Expenses and all sums owing to the Securities Insurer under the Insurance Agreement and (c) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                    (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion
                         of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section
                                                                -------
11.1(a) and, subject to Section 11.2, each stating that all conditions
-------                 ------------
precedent herein provided

                         for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

     4.2  Application of Trust Money.  All moneys deposited with the
          --------------------------
Indenture Trustee pursuant to Sections 3.3 and  4.1 hereof shall be held in
                              ---------------------
trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.


     4.3  Repayment of Moneys Held by Paying Agent.  In connection with the
          ----------------------------------------
satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released
             -----------
from all further liability with respect to such moneys.


V

                                   REMEDIES

     5.1  Events of Default.  "Event of Default,"wherever used herein, means
          -----------------
any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest on any Note when the same becomes due and payable; or

     (b) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

     (c) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, the Insurance Agreement, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

     (d) default in the observance or performance of any covenant or agreement of the Company made in the Trust Agreement or any representation or warranty of the Company made in the Trust Agreement, proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

     (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

     The Issuer shall deliver to the Indenture Trustee, the Securities Insurer and the Seller within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clauses (c) and (d) above, its status and what action the Issuer is taking
--------------------
or proposes to take with respect thereto.

     5.2  Acceleration of Maturity; Rescission and Annulment.  If an Event
          --------------------------------------------------
of Default should occur and be continuing, then

          and in every such case the Indenture Trustee, at the direction or upon the prior written consent of the Securities Insurer or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided,
                                                         ---------
the Holders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

               (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          1. all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

          2. all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

               (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in
                    Section 5.12.
                    ------------

     No such rescission shall affect any subsequent default or impair any right consequent thereto.


     5.3  Collection of Indebtedness and Suits for Enforcement by Indenture
          -----------------------------------------------------------------
Trustee.
-------

     (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee and at the direction of the Securities Insurer, pay to the Indenture Trustee, for the benefit of the Holders of the Notes and the Securities Insurer, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Securities Insurer and their respective agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, shall at the direction of the Securities Insurer, and if a Securities Insurer Default has occurred and is continuing, the Indenture Trustee may and shall at the direction of the majority of the Holders of the Notes, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee shall, at the direction of the Securities Insurer, and if a Securities Insurer Default has occurred and is continuing, the Indenture Trustee may and shall at the direction of the majority of the Holders of the Notes, as more particularly provided in Section 5.4, in its discretion,
                                        -----------
proceed to protect and enforce its rights and the rights of the Securities Insurer and the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, upon the direction of the Securities Insurer, by intervention in such Proceedings or otherwise:

     (i)to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and the Securities Insurer, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee (except as a result of negligence or bad faith), the Securities Insurer and of the Noteholders allowed in such Proceedings;

     (ii)unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

     (iii)to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Securities Insurer and the Indenture Trustee on their behalf; and

     (iv)to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Securities Insurer or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders and the Securities Insurer to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders and the Securities Insurer, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or the Securities Insurer any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or the Securities Insurer or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the Securities Insurer.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.


     5.4  Remedies; Priorities.
          --------------------

     (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the direction of the Securities Insurer, and if a Securities Insurer Default has occurred and is continuing, the Indenture Trustee may and at the direction of a majority of the Holders of the Notes shall do one or more of the following (subject to Section 5.5):
            -----------

     (i)institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

     (ii)institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

     (iii)exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Securities Insurer or the Noteholders; and

     (iv)sell the Trust Estate or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto,
     (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following
     ---------
order:

          FIRST: to the Indenture Trustee for the Indenture Trustee Fee then due and any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V and to the Owner Trustee for the Owner Trustee Fee then due;

          SECOND:   any amounts  payable to the  Master Servicer  pursuant to
     Section 5.01(c)(i)(c) of the Sale and Servicing Agreement;

          THIRD:   to the  Securities Insurer  for the Premium  then due  and unpaid;

          FOURTH: to the Master Servicer for the Master Servicing Fee then due and unpaid;

          FIFTH: to the Servicer for the Servicing Fee then due and unpaid;

          SIXTH: to the Noteholders for amounts due and unpaid on the Notes for interest (including any premium), pro rata, according to the amounts due and payable on the Notes for interest (including any premium);

          SEVENTH: to the Noteholders for amounts due and unpaid on the Notes for principal, pro rata, among the Holders of each Class of Notes according to the amounts due and payable and in the order and priority set forth in Section 5.01(c) of the Sale and Servicing Agreement, until the Class Principal Balance of each such Class is reduced to zero;

          EIGHTH: to the Owner Trustee or Co-Owner Trustee, as applicable, for amounts required to be distributed to the Certificateholders pursuant to the Trust Agreement;

          NINTH:   to the  Securities Insurer  for any  amounts then  due and payable under the Insurance Agreement;

          TENTH: to the Servicer for any amounts then due and payable as the Servicing Advance Reimbursement Amount under the Sale and Servicing Agreement; and

          ELEVENTH: to the Owner Trustee or Co-Owner Trustee, as applicable, for any amounts to be distributed, pro rata, to the holders of the Residual Interest.

     The Indenture Trustee may fix a record date and payment date for any payment to be made to the Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder, the Securities Insurer and the Issuer a notice that states the record date, the payment date and the amount to be paid.

     5.5  Optional Preservation of the Trust Estate.  If the Notes have been
          -----------------------------------------
declared to be due and payable under Section 5.2 following an Event of
                                     -----------
Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     5.6  Limitation of Suits.  No Holder of any Note shall have any right
          -------------------
to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder for so long as a Securities Insurer Default has not occurred or is not continuing and if a Securities Insurer Default has occurred and is continuing, unless:

     (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

     (b) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

     (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes.

     It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     5.7  Unconditional Rights of Noteholders To Receive Principal and
          ------------------------------------------------------------
Interest.  Notwithstanding any other provisions in this Indenture, the Holder
--------
of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the applicable Maturity Date thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Termination Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     5.8  Restoration of Rights and Remedies.  If the Indenture Trustee, the
          ----------------------------------
Securities Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Securities Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Securities Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     5.9  Rights and Remedies Cumulative.  No right or remedy herein
          ------------------------------
conferred upon or reserved to the Indenture Trustee, the Securities Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     5.10 Delay or Omission Not a Waiver.  No delay or omission of the
          ------------------------------
Indenture Trustee,  the Securities  Insurer  or any  Holder  of any  Note  to
exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Securities Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Securities Insurer or by the Noteholders, as the case may be, subject, in each case, however, to the right of the Securities Insurer to control any such right and remedy, except as provided in Section 11.21.
                                             -------------


     5.11 Control by Noteholders.  The Holders of a majority of the
          ----------------------
Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b)  subject to the express terms of Section 5.4, any direction to the
                                          -----------
Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

     (c)  if the conditions set forth in Section 5.5 have been satisfied and
                                         -----------
the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

     (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

     Notwithstanding the rights of the Securities Insurer and the Noteholders set forth in this Section, subject to Section 6.1, the Indenture Trustee need
                                      -----------
not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     5.12 Waiver of Past Defaults.  Prior to the declaration of the
          -----------------------
acceleration of the maturity of the Notes as provided in Section 5.2, the
                                                         -----------
Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Securities Insurer or the Holder of each Note, as applicable. In the case of any such waiver, the Issuer, the Indenture Trustee, the Securities Insurer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     5.13 Undertaking for Costs.  All parties to this Indenture agree, and
          ---------------------
each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee or the Securities Insurer, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Termination Date).

     5.14 Waiver of Stay or Extension Laws.  The Issuer covenants (to the
          --------------------------------
extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     5.15 Action on Notes.  The Indenture Trustee's right to seek and recover
          ---------------
judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the
Trust  Estate or upon any  of the assets  of the  Issuer.   Any money  or
property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).
     --------------

     5.16 Performance and Enforcement of Certain Obligations.
          --------------------------------------------------
     (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense (and will be reimbursed to the Administrator pursuant to the Administration Agreement), the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or by the Seller of its obligations under or in connection with the Home Loan Purchase Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Sale and Servicing Agreement.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Sale and Servicing Agreement, or against the Seller under or in connection with the Home Loan Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Master Servicer or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement or the Home Loan Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.


VI

                            THE INDENTURE TRUSTEE

     6.1  Duties of Indenture Trustee.
          ---------------------------

     (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

(i)the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii)in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

       (i) this paragraph does not limit the effect of paragraph (b) of this Section;

      (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

     (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.
                           ------------

     (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this
                                --------------------------------
Section.

     (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

     (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Indenture
                                 --------  -------
Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and further provided that nothing in this Section 6.1(g) shall be construed to limit the
                              --------------
exercise by the Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the Indenture Trustee's fees and expenses pursuant to Section 6.7. In determining
                                                  -----------
that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to
Section 6.7.
-----------

     (h) The Indenture Trustee shall challenge any attempt at substantive consolidation of the assets and liabilities of the Issuer with those of any Owner (as the term "Owner" is defined in the Trust Agreement).

     (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     6.2  Rights of Indenture Trustee.
          ---------------------------

     (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Indenture Trustee shall not be liable for (i) any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith; or (ii) any willful misconduct or gross negligence on the part of the Custodian.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     6.3  Individual Rights of Indenture Trustee.  The Indenture Trustee in
          --------------------------------------
its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.
                                                ----------------------

     6.4  Indenture Trustee's Disclaimer.  The Indenture Trustee shall not
          ------------------------------
be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     6.5  Notice of Defaults.  If a Default occurs and is continuing and if
          ------------------
it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to the Securities Insurer and each Noteholder, the Master Servicer and the Seller notice of the Default within 30 days after it occurs.
Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     6.6  Reports by Indenture Trustee to Holders.  The Indenture Trustee
          ---------------------------------------
shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

     6.7  Compensation and Indemnity.  As compensation for its services
          --------------------------
hereunder, the Indenture Trustee shall be entitled to receive, on each Distribution Date, the Indenture Trustee's Fee pursuant to Section 5.01 of the Sale and Servicing Agreement (which compensation shall not be limited by any law on compensation of a trustee of an express trust) and shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection,
in addition  to the compensation  for its services.   Such expenses
shall   include   the   reasonable   compensation   and   expenses,
disbursements  and advances  of  the  Indenture  Trustee's  agents, counsel, accountants and  experts.  The Issuer agrees  to cause the
Seller  to indemnify  the  Trust Estate  and the  Indenture Trustee
against  any  and   all  loss,  liability  or   expense  (including
attorneys'   fees)  incurred   by  it   in   connection  with   the
administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity.
Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder.
The Issuer shall or shall cause the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture
Trustee's own willful misconduct, negligence or bad faith.

     The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(e) or (f) with respect to the Issuer, the expenses are
   ---------------------
intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     6.8  Replacement of Indenture Trustee.  No resignation or removal of the
          --------------------------------
Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by so notifying the Issuer and the Securities Insurer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee upon the prior written consent of the Securities Insurer if:

     (a)  the Indenture Trustee fails to comply with Section 6.11;
                                                     ------------

     (b)  the Indenture Trustee is adjudged a bankrupt or insolvent;

     (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

     (d)  the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Securities Insurer.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Securities Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any
                                                   ------------
Noteholder
may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section
                                                                     -------
6.7 shall continue for the benefit of the retiring Indenture Trustee.
---

     6.9  Successor Indenture Trustee by Merger.  If the Indenture Trustee
          -------------------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Securities
      ------------
Insurer and the Rating Agencies prior written notice of any such transaction.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.
          -----------------------------------------------------------------

     (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power, with the prior written consent of the Securities Insurer, and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and
                                                           ------------
no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof; provided that the
                                -----------
Indenture Trustee shall deliver notice of any such co-trustee or separate trustee to the Securities Insurer.

     (b)  Every   separate  trustee  and  co-trustee  shall,  to  the  extent permitted by
law, be appointed and act subject to the following provisions and conditions:

(i)all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee,
                           ----------
upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     6.11 Eligibility; Disqualification.  The Indenture Trustee shall at all
          -----------------------------
times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A/3/ or better by Moody's or shall otherwise be acceptable to Moody's. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA
          Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA
          Section 310(b)(1) are met.

     6.12 Preferential Collection of Claims Against Issuer.  The Indenture
          ------------------------------------------------
Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.



VII

                        NOTEHOLDERS' LISTS AND REPORTS

     7.1  Issuer To Furnish Indenture Trustee Names and Addresses of
          ----------------------------------------------------------
Noteholders.  The Issuer will furnish or cause to be furnished to the
-----------
Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     7.2  Preservation of Information; Communications to Noteholders.
          ----------------------------------------------------------

     (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes
            -----------
received by the
Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon
                                                         -----------
receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

     7.3  Reports by Issuer.
          -----------------

     (a)  The Issuer shall:

(i)file with the Indenture Trustee and the Securities Insurer, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)file with the Indenture Trustee and the Securities Insurer and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) and by
                                                    --------------
rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     7.4  Reports by Indenture Trustee.  If required by TIA Section 313(a),
          ----------------------------
within 60 days after each February 1, beginning with February 1, 1998, the Indenture Trustee shall mail to the Securities Insurer and to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any securities exchange.



VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

     8.1  Collection of Money.
          -------------------

     (a)  General.  Except as otherwise expressly provided herein, the
          -------
Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may, and upon written request of the Securities Insurer shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.
   ---------

     (b)  Claims Under Guaranty Policy.  The Notes and the Certificates will
          ----------------------------
be insured by the Guaranty Policy pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in this Indenture or the Sale and Servicing Agreement. All amounts received under the Guaranty Policy shall be used solely for the payment to Securityholders of principal and interest on the Notes and the Certificates.

     8.2  Trust Accounts; Distributions.
          -----------------------------

     (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain or cause to be established and maintained, in the name of the Indenture Trustee for the benefit of the Noteholders, or the Co-Owner Trustee for the benefit of the Certificateholders, the Trust Accounts as
provided in ARTICLE V of the Sale and Servicing Agreement.   The Indenture
            ---------
Trustee or Co-Owner Trustee shall deposit amounts into the Trust Accounts in accordance with the terms hereof, the Sale and Servicing Agreement and the Master Servicer's Certificate.

     (b) On or before the second Business Day prior to each Distribution Date, the Indenture Trustee shall withdraw from the Collection Account, the Collected Amount, if any, with respect to the preceding Due Period pursuant to Section 5.01(c) of the Sale and Servicing Agreement and will deposit such amount into the Note Distribution Account. No later than the second Business Day prior to each Distribution Date, to the extent funds are available in the Note Distribution Account, the Indenture Trustee shall either retain funds in the Note Distribution Account or make the withdrawals from the Note
Distribution Account and deposits into the other Trust Accounts for distribution on such Distribution Date as required pursuant to Section 5.01(c) of the Sale and Servicing Agreement.

     (c) On each Distribution Date and Termination Date, to the extent funds are available in the Note Distribution Account, the Indenture Trustee shall make the distributions and payments  in the amounts and  in the priority set  forth in
Section 5.01(c) of the Sale and Servicing Agreement (except as otherwise provided in Section 5.4(b):
            --------------

     (d) On each Distribution Date and the Termination Date, to the extent of the interest of the Indenture Trustee in the Certificate Distribution Account (as described in Section 5.03(a) of the Sale and Servicing Agreement), the Indenture Trustee hereby authorizes the Owner Trustee, the Co-Owner Trustee or the Paying Agent, as applicable, to make the distributions from the Certificate Distribution Account as required pursuant to Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement.

     (e) The Indenture Trustee shall make claims under the Guaranty Policy pursuant to Section 5.02 of the Sale and Servicing Agreement and in accordance with the Guaranty Policy. The Indenture Trustee shall deposit any Insured Payment received from the Security Insurer in the Note Distribution Account for the portion of the Insured Payment payable on the related Class of Notes or in the Certificate Distribution Account for the portion of the Insured Payment payable on the related Certificates. For claims under the Guaranty Policy for a Deficiency Amount, on the related Distribution Date, the Indenture Trustee shall distribute such amount based upon the portion of the Interest Distribution Amount payable on the related Class of Notes to the Holders of such Class of Notes and payable on the related Certificates to such Certificateholders and the Noteholder's Guaranteed Principal Distribution Amount payable to the Noteholders in accordance with the terms of the Sale and Servicing Agreement. For claims under the Guaranty Policy for a
Preference Amount, the Indenture Trustee shall distribute such amount in accordance with the terms of the Guaranty Policy. All amounts received under the Guaranty Policy shall be used solely for the payment to Securityholders of principal and interest on the related Class of Notes and the Certificates, as applicable.

     8.3  General Provisions Regarding Accounts.
          -------------------------------------

     (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Permitted Investments and reinvested by the Indenture Trustee at the direction of Mego in accordance with the provisions of ARTICLE V of the
                                                           ---------
Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee into the Note Distribution Account, and any loss resulting from such investments shall be charged to such account. Mego will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, Mego shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

     (b)  Subject to Section 6.1(c), the Indenture Trustee shall not in any
                     --------------
way be held
liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (c) If (i) Mego shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2 or (iii) if such
                                               -----------
Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration, then
                -----------
the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Permitted Investments.

     8.4  Master Servicer's Monthly Statements.
          ------------------------------------

     On each Distribution Date, the Indenture Trustee shall deliver the Master Servicer's Certificate (as defined in the Sale and Servicing Agreement) with respect to such Distribution Date to DTC, the Rating Agencies, and the Securities Insurer.

     8.5  Release of Trust Estate.
          -----------------------

     (a)  Subject to the payment of its fees and expenses pursuant to Section
                                                                      -------
6.7, the Indenture Trustee may, and when required by the provisions of this
---
Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to
                                             ------------
ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to (i) the Certificateholders pursuant to
Section 5.01(c) of the Sale and Servicing Agreement and (ii) the Servicer, the Securities Insurer, the Indenture Trustee, the Owner Trustee, and the Master Servicer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Subsection (b) only upon receipt of
                                        --------------
an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of
Section 11.1.
   ------------

     8.6  Opinion of Counsel.  The Indenture Trustee and the Securities
          ------------------
Insurer shall receive at least seven days notice when
requested  by  the   Issuer  to   take  any   action  pursuant   to
Section 8.5(a), accompanied by copies of any instruments involved,
--------------
and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


IX

                           SUPPLEMENTAL INDENTURES

     9.1  Supplemental Indentures Without Consent of Noteholders.
          ------------------------------------------------------

     (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and with the prior written consent of the Securities Insurer, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii)to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv)to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of the Notes;

(vi)to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or
                    ----------

(vii)to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

     The Indenture Trustee is hereby  authorized to join in the  execution of
any  such  supplemental  indenture  and  to  make  any  further   appropriate
agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, with the prior written consent of the Securities Insurer, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior consent of the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder.

     9.2  Supplemental Indentures with Consent of Noteholders.  The Issuer
          ---------------------------------------------------
and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior consent of the Rating Agencies and the Securities Insurer and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Securities Insurer and the Holder of each Outstanding Note affected thereby if such Holder is adversely affected thereby:

     (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Termination Date);

     (b) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

     (d) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;
                                       -----------

     (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

     (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     In connection with requesting the consent of the Noteholders pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     9.3  Execution of Supplemental Indentures.  In executing, or permitting
          ------------------------------------
the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion
--------------------
of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     9.4   Effect of Supplemental Indenture.  Upon the execution of any
           --------------------------------
supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     9.5  Conformity with Trust Indenture Act.  Every amendment of this
          -----------------------------------
Indenture and every supplemental indenture executed pursuant to this Article
                                                                     -------
IX shall conform to the requirements of the Trust Indenture Act as then in
--
effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     9.6  Reference in Notes to Supplemental Indentures.  Notes authenticated
          ---------------------------------------------
and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a
     ----------
notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the
          Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     9.7  Amendments to Trust Agreement.
          -----------------------------

     Subject to Section 11.1 of the Trust Agreement, the Indenture Trustee shall, upon Issuer Order, consent to any proposed amendment to the Trust Agreement or an amendment to or waiver of any provision of any other document relating to the Trust Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon satisfaction of the requirements under Section 11.1 of the Trust Agreement.

     Nothing in this Section shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.



X

                             REDEMPTION OF NOTES

     10.1 Redemption.
          ----------

     Either Mego or the Master Servicer may effect an early redemption of the Notes on or after any Distribution Date on which the Pool Principal Balance declines to 10% or less of the Pool Principal Balance as of the Cut-Off Date pursuant to the provisions of Section 11.01(b) of the Sale and Servicing Agreement.

     If neither Mego nor the Master Servicer elects to effect an early redemption as provided in the last paragraph, the Securities Insurer may, at its option, effect such an early redemption.

     The Master Servicer or the Issuer shall furnish the Rating Agencies and the Securities Insurer notice of any such redemption in accordance with
Section 10.2.
------------

     10.2 Form of Redemption Notice.
          -------------------------

     (a)  Notice of redemption under Section 10.1 shall be given by the
                                     ------------
Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Termination Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Termination Date, at such Holder's address or facsimile number appearing in the Note Register.

     All notices of redemption shall state:

(i)the Termination Date;

(ii)the Redemption Price; and

(iii)the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2).
                          -----------

     Notice of redemption of the Notes shall be given by the Indenture Trustee in the name of the Issuer and at the expense of the Servicer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

     10.3 Notes Payable on Termination Date; Provision for Payment of
          -----------------------------------------------------------
Indenture Trustee and Securities Insurer.  The Notes or portions thereof to
----------------------------------------
be redeemed shall, following notice of redemption as required by Section 10.2
                                                                 ------------
(in the case of redemption pursuant to Section 10.1), on the Termination Date
                                       ------------
become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price. The Issuer may not redeem the Notes unless, (i) all outstanding obligations under the Notes have been paid in full and (ii) the Indenture Trustee has been paid all amounts to which it is entitled hereunder and the Securities Insurer has been paid all Securities Insurer Reimbursement Amounts to which it is entitled as of the applicable Termination Date.


XI

                                MISCELLANEOUS

     11.1 Compliance Certificates and Opinions, etc.
          ------------------------------------------

     (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                         (1)  a statement that each signatory of such
                              certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                         (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                         (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in
Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture
---------------
Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause
(i) above and this clause (ii), is 10% or more of the aggregate Class Principal Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Class Principal Balance of the Notes.

          (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (ii) above and this clause (iv), equals 10% or more of the aggregate Class Principal Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then aggregate Class Principal Balance of the Notes.

     11.2 Form of Documents Delivered to Indenture Trustee.  In any case
          ------------------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Master Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in
Article VI.
----------

     11.3 Acts of Noteholders.
          -------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
                                                                      -------
6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in
---
the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c)  The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     11.4 Notices.  Any request, demand, authorization, direction, notice,
          -------
consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

     (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

     (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed  first-class, postage prepaid to the  Issuer addressed to:
Mego Mortgage Home Loan Owner Trust 1997-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Emmett R. Harmon, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007, and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Notices required to be given to the Securities Insurer by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to the following address: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - Structured Finance (IPM-SF), or at such other address as shall be designated by written notice to the other parties.

     11.5 Notices to Noteholders; Waiver.  Where this Indenture provides for
          ------------------------------
notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     11.6  (RESERVED).

     11.7 Conflict with Trust Indenture Act.  If any provision hereof limits,
          ---------------------------------
qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     11.8 Effect of Headings and Table of Contents.  The Article and Section
          ----------------------------------------
headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     11.9 Successors and Assigns.  All covenants and agreements in this
          ----------------------
Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     11.10     Separability.  In case any provision in this Indenture or in
               ------------
the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     11.11     Benefits of Indenture.  Nothing in this Indenture or in the
               ---------------------
Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture, except that the Securities Insurer is an express third party beneficiary to this Indenture as provided in Section
                                                                    -------
11.20.
-----

     11.12     Legal Holidays.  In any case where the date on which any
               --------------
payment is due shall not be a
          Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     11.13     GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN
               -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     11.14     Counterparts.  This Indenture may be executed in any number
               ------------
of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     11.15     Recording of Indenture.  If this Indenture is subject to
               ----------------------
recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     11.16     Trust Obligation.  No recourse may be taken, directly or
               ----------------
indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture
Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital  contribution or  failure to  pay any  installment  or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.
                        ------------------------

     11.17     No Petition.  The Indenture Trustee, by entering into this
               -----------
Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller (and any wholly-owned subsidiary thereof), the Depositor, the Master Servicer, the Servicer or the Issuer, or join in any institution against the Seller (and any wholly-owned subsidiary thereof), the Depositor, the Master Servicer, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents.

     11.18     Inspection.  The Issuer agrees that, on reasonable prior
               ----------
notice, it will permit any representative of the Indenture Trustee or the Securities Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     11.19     Grant of Noteholder Rights to Securities Insurer.  In
               ------------------------------------------------
consideration for the guarantee of the Notes by the Securities Insurer pursuant to the Guaranty Policy, the Noteholders hereby grant to the Securities Insurer the right to act as the holder of 100% of the outstanding Notes for the purpose of exercising the rights of the Holders of the Notes hereunder, including the voting rights of such Holders, but excluding those rights requiring the consent of all such Holders under Section 9.2 and any
                                                       -----------
rights of such Holders to distributions under Section 8.2 hereof; provided
                                              -----------
that the preceding grant of rights to the Securities Insurer by the Noteholders shall be subject to Section 11.21 hereof. The rights of the
                                -------------
Securities Insurer to direct certain actions and consent to certain actions of the Noteholders hereunder will terminate at such time as the Class Principal Balances of all Classes of Notes have been reduced to zero and the Securities Insurer has been reimbursed for all Insured Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.

     11.20     Third Party Beneficiary.  The parties hereto acknowledge that
               -----------------------
each of the Securities Insurer and the Master Servicer (for purposes of the redemption right under Section 10.1) is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

     11.21     Suspension and Termination of Securities Insurer's Rights.
               ---------------------------------------------------------

     (a) During the continuation of a Securities Insurer Default, rights granted or reserved to the Securities Insurer hereunder shall vest instead in the Noteholders; provided that the Securities Insurer shall be entitled to any distributions in reimbursement of the Securities Insurer Reimbursement Amount, and the Securities Insurer shall retain those rights under Section
                                                                   -------
9.2 hereof to consent to any supplement to this Indenture.
---

     (b) At such time as either (i) the Class Principal Balances of each Class of Notes have been reduced to zero or (ii) the Guaranty Policy has been terminated following a Securities Insurer Default, and in either case of (i) or (ii) the Securities Insurer has been reimbursed for all Insured Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Securities Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Securities Insurer), then the rights and benefits granted or reserved to the Securities Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Noteholders shall be entitled to the exercise of such rights and to receive such benefits of the Securities Insurer following such termination to the extent that such rights and benefits are applicable to the Noteholders.

     11.22     Conflicts of Interest.  In performing its duties as
               ---------------------
Administrator pursuant to the Administration Agreement, the Indenture Trustee shall not be liable for any potential conflict of interest related to its performance as Indenture Trustee hereunder.

     11.23     Inconsistencies With the Sale and Servicing Agreement.  In the
               -----------------------------------------------------
event certain provisions of this Agreement conflict with the provisions of the Sale and Servicing Agreement, the parties hereto agree that the provisions of the Sale and Servicing Agreement shall be controlling.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                    MEGO MORTGAGE HOME LOAN
                                    OWNER TRUST 1997-1

                                     By: Wilmington Trust Company
                                         not in its individual capacity but
                                         solely as Owner Trustee


                                     By: /s/ Patricia A. Evans
                                        -------------------------------------
                                              Name:  Patricia A. Evans
                                              Title:


                                     FIRST TRUST OF NEW YORK,
                                     NATIONAL ASSOCIATION,
                                     as Indenture Trustee


                                     By: /s/ Edward Kachinski
                                        -------------------------------------
                                              Name:  Edward Kachinski
                                              Title:


STATE OF NEW YORK

COUNTY OF NEW YORK

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _______________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee on behalf of MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1, a Delaware business trust, and that such person executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 10th day of March, 1997.


                              --------------------------------------------
                              Notary Public in and for the State of New York

(Seal)

My commission expires:


--------------------




STATE OF NEW YORK

COUNTY OF NEW YORK

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 10th day of March, 1997.


                              --------------------------------------------
                              Notary Public in and for the State of New York

(Seal)

My commission expires:


--------------------

                                  SCHEDULE A